                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number 811-4075

                     RIVERSOURCE INTERNATIONAL SERIES, INC.
               (Exact name of registrant as specified in charter)

         50606 Ameriprise Financial Center, Minneapolis, Minnesota 55474
               (Address of principal executive offices) (Zip code)

   Scott R. Plummer - 5228 Ameriprise Financial Center, Minneapolis, MN 55474
                     (Name and address of agent for service)

Registrant's telephone number, including area code:  (612) 671-1947

Date of fiscal year end: 10/31

Date of reporting period: 10/31

Annual Report
and Prospectus
                                                  (RIVERSOURCE INVESTMENTS LOGO)

RIVERSOURCE
DISCIPLINED INTERNATIONAL EQUITY FUND

ANNUAL REPORT FOR
THE PERIOD ENDED
OCTOBER 31, 2008
(Prospectus also enclosed)

RIVERSOURCE DISCIPLINED INTERNATIONAL EQUITY FUND
SEEKS TO PROVIDE SHAREHOLDERS WITH LONG-TERM CAPITAL
GROWTH.


This annual report includes a prospectus that
describes in detail the Fund's objective,
investment strategy, risks, sales charges,
fees and other matters of interest. Please
read the prospectus carefully before you
invest or send money.                            (SINGLE STRATEGY FUNDS ICON)

TABLE OF CONTENTS --------------------------------------------------------------


Your Fund at a Glance..............    3

Manager Commentary.................    7

The Fund's Long-term Performance...   14

Fund Expenses Example..............   16

Portfolio of Investments...........   20

Statement of Assets and
  Liabilities......................   27

Statement of Operations............   28

Statements of Changes in Net
  Assets...........................   30

Financial Highlights...............   32

Notes to Financial Statements......   41

Report of Independent Registered
  Public Accounting Firm...........   57

Federal Income Tax Information.....   59

Board Members and Officers.........   60

Proxy Voting.......................   65



                     (DALBAR LOGO)

The RiverSource mutual fund shareholder reports have been awarded the Communications Seal from Dalbar Inc., an independent financial services research firm. The
Seal recognizes communications demonstrating a level of excellence in the industry.


--------------------------------------------------------------------------------
2  RIVERSOURCE DISCIPLINED INTERNATIONAL EQUITY FUND -- 2008 ANNUAL REPORT

YOUR FUND AT A GLANCE ----------------------------------------------------------

FUND SUMMARY
--------------------------------------------------------------------------------

> RiverSource Disciplined International Equity Fund (the Fund) Class A shares declined 52.87% (excluding sales charge) during the 12 months ended Oct. 31, 2008.

> The Fund underperformed its benchmark, the Morgan Stanley Capital
  International (MSCI) EAFE Index, which fell 46.34%.

> The Fund also underperformed the Lipper International Large-Cap Core Funds
  Index, representing the Fund's peer group, which was down 46.67% during the same period.

ANNUALIZED TOTAL RETURNS (for period ended Oct. 31, 2008)
--------------------------------------------------------------------------------


                                                          Since
                                              1 year  inception(a)
------------------------------------------------------------------
RiverSource Disciplined International
  Equity Fund
  Class A (excluding sales charge)           -52.87%     -14.86%
------------------------------------------------------------------
MSCI EAFE Index (unmanaged)                  -46.34%     -12.33%
------------------------------------------------------------------
Lipper International Large-Cap Core Funds
  Index                                      -46.67%     -12.42%
------------------------------------------------------------------



(a) Fund data is from May 18, 2006. MSCI EAFE Index and Lipper peer group data is from June 1, 2006.

(See "The Fund's Long-term Performance" for Index descriptions)

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial institution or visiting riversource.com/funds.

The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the table above. If reflected, returns would be lower than those shown. The performance of other classes may vary from that shown because of differences in expenses. See the Average Annual Total Returns table for performance of other share classes of the Fund.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes. It is not possible to invest directly in an index.


--------------------------------------------------------------------------------
      RIVERSOURCE DISCIPLINED INTERNATIONAL EQUITY FUND -- 2008 ANNUAL REPORT  3

YOUR FUND AT A GLANCE (continued) ----------------------------------------------


STYLE MATRIX
--------------------------------------------------------------------------------



         STYLE
VALUE    BLEND   GROWTH
           X              LARGE
                          MEDIUM   SIZE
                          SMALL



Shading within the style matrix indicates areas in which the Fund is designed to generally invest.

The style matrix can be a valuable tool for constructing and monitoring your portfolio. It provides a frame of reference for distinguishing the types of stocks or bonds owned by a mutual fund, and may serve as a guideline for helping you build a portfolio.

Investment products, including shares of mutual funds, are not federally or FDIC-insured, are not deposits or obligations of, or guaranteed by any financial institution, and involve investment risks including possible loss of principal and fluctuation in value.



ANNUAL OPERATING EXPENSE RATIO
(as of the current prospectus)
--------------------------------------------------------------------------------

                               Net Fund
                             and Acquired
                            Fund Fees and
                Total Fund   Expenses(a)
-----------------------------------------
Class A            1.40%        1.43%
-----------------------------------------
Class B            2.18%        2.21%
-----------------------------------------
Class C            2.17%        2.20%
-----------------------------------------
Class I            0.90%        0.93%
-----------------------------------------
Class R2           1.69%        1.72%
-----------------------------------------
Class R3           1.44%        1.47%
-----------------------------------------
Class R4           1.20%        1.23%
-----------------------------------------
Class R5           0.94%        0.97%
-----------------------------------------
Class W            1.35%        1.38%
-----------------------------------------



(a) In addition to the Fund's total annual operating expenses that the Fund bears directly, the Fund's shareholders indirectly bear the expenses of acquired funds in which the Fund invests. The Fund's "Acquired fund fees and expenses," based on its investment in the acquired funds, is 0.03% for the year ended Oct. 31, 2008.

International investing involves increased risk and volatility due to potential political and economic instability, currency fluctuations, and differences in financial reporting and accounting standards and oversight. Risks are particularly significant in emerging markets.


--------------------------------------------------------------------------------
4  RIVERSOURCE DISCIPLINED INTERNATIONAL EQUITY FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------


AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

AT OCT. 31, 2008
                                                         SINCE
Without sales charge                           1 YEAR  INCEPTION
Class A (inception 5/18/06)                   -52.87%   -14.86%
----------------------------------------------------------------
Class B (inception 5/18/06)                   -53.35%   -15.61%
----------------------------------------------------------------
Class C (inception 5/18/06)                   -53.30%   -15.60%
----------------------------------------------------------------
Class I (inception 5/18/06)                   -52.55%   -14.45%
----------------------------------------------------------------
Class R2 (inception 8/1/08)                      N/A    -37.23%*
----------------------------------------------------------------
Class R3 (inception 8/1/08)                      N/A    -37.23%*
----------------------------------------------------------------
Class R4 (inception 5/18/06)                  -52.46%   -14.51%
----------------------------------------------------------------
Class R5 (inception 8/1/08)                      N/A    -37.12%*
----------------------------------------------------------------
Class W (inception 12/1/06)                   -52.81%   -22.51%
----------------------------------------------------------------

With sales charge
Class A (inception 5/18/06)                   -55.59%   -16.88%
----------------------------------------------------------------
Class B (inception 5/18/06)                   -55.64%   -16.97%
----------------------------------------------------------------
Class C (inception 5/18/06)                   -53.76%   -15.60%
----------------------------------------------------------------




--------------------------------------------------------------------------------
      RIVERSOURCE DISCIPLINED INTERNATIONAL EQUITY FUND -- 2008 ANNUAL REPORT  5

YOUR FUND AT A GLANCE (continued) ----------------------------------------------


AT SEPT. 30, 2008
                                                         SINCE
Without sales charge                           1 YEAR  INCEPTION
Class A (inception 5/18/06)                   -34.74%    -5.22%
----------------------------------------------------------------
Class B (inception 5/18/06)                   -35.36%    -6.01%
----------------------------------------------------------------
Class C (inception 5/18/06)                   -35.31%    -6.01%
----------------------------------------------------------------
Class I (inception 5/18/06)                   -34.39%    -4.82%
----------------------------------------------------------------
Class R2 (inception 8/1/08)                      N/A    -18.14%*
----------------------------------------------------------------
Class R3 (inception 8/1/08)                      N/A    -18.14%*
----------------------------------------------------------------
Class R4 (inception 5/18/06)                  -34.30%    -4.89%
----------------------------------------------------------------
Class R5 (inception 8/1/08)                      N/A    -18.04%*
----------------------------------------------------------------
Class W (inception 12/1/06)                   -34.74%   -11.41%
----------------------------------------------------------------

With sales charge
Class A (inception 5/18/06)                   -38.48%    -7.55%
----------------------------------------------------------------
Class B (inception 5/18/06)                   -38.53%    -7.58%
----------------------------------------------------------------
Class C (inception 5/18/06)                   -35.94%    -6.01%
----------------------------------------------------------------



Class A share performance reflects the maximum sales charge of 5.75%. Class B share performance reflects a contingent deferred sales charge (CDSC) applied as follows: first year 5%; second and third years 4%; fourth year 3%; fifth year 2%; sixth year 1%; no sales charge thereafter. Class C shares may be subject to a 1% CDSC if shares are sold within one year after purchase. Sales charges do not apply to Class I, Class R2, Class R3, Class R4, Class R5 and Class W shares. Class I, Class R2, Class R3, Class R4 and Class R5 shares are available to institutional investors only. Class W shares are offered through qualifying discretionary accounts.

 *Not annualized.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial institution or visiting riversource.com/funds.


--------------------------------------------------------------------------------
6  RIVERSOURCE DISCIPLINED INTERNATIONAL EQUITY FUND -- 2008 ANNUAL REPORT

MANAGER COMMENTARY -------------------------------------------------------------



Dear Shareholders,

RiverSource Disciplined International Equity Fund (the Fund) Class A shares declined 52.87% (excluding sales charge) during the 12 months ended Oct. 31, 2008. The Fund underperformed its benchmark, the MSCI EAFE Index, which fell 46.34%. The Fund also underperformed the Lipper International Large-Cap Core Funds Index, representing the Fund's peer group, which was down 46.67% during the same period.


COUNTRY DIVERSIFICATION (at Oct. 31, 2008; % of portfolio assets)
---------------------------------------------------------------------

Australia                                   6.5%
------------------------------------------------
Austria                                     0.4%
------------------------------------------------
Belgium                                     1.0%
------------------------------------------------
Bermuda                                     0.1%
------------------------------------------------
Denmark                                     1.6%
------------------------------------------------
Finland                                     2.2%
------------------------------------------------
France                                      9.4%
------------------------------------------------
Germany                                     9.5%
------------------------------------------------
Greece                                      0.2%
------------------------------------------------
Hong Kong                                   2.1%
------------------------------------------------
Ireland                                     0.7%
------------------------------------------------
Italy                                       5.6%
------------------------------------------------
Japan                                      12.9%
------------------------------------------------
Luxembourg                                  1.0%
------------------------------------------------
Netherlands                                 8.8%
------------------------------------------------
New Zealand                                 0.2%
------------------------------------------------
Norway                                      1.0%
------------------------------------------------
Singapore                                   0.7%
------------------------------------------------
Spain                                       2.1%
------------------------------------------------
Sweden                                      1.8%
------------------------------------------------
Switzerland                                 7.4%
------------------------------------------------
United Kingdom                             16.9%
------------------------------------------------
Other(1)                                    7.9%
------------------------------------------------


(1) Cash & Cash Equivalents.



--------------------------------------------------------------------------------
      RIVERSOURCE DISCIPLINED INTERNATIONAL EQUITY FUND -- 2008 ANNUAL REPORT  7

MANAGER COMMENTARY (continued) -------------------------------------------------


SIGNIFICANT PERFORMANCE FACTORS
It would be putting it mildly to say that international equities experienced both a sizable correction and heightened volatility during the annual period. Strains in the financial markets that were first made visible in the U.S. subprime mortgage industry continued to build. Ultimately, such pressures resulted in the collapse of the global credit markets, as the balance sheets of banks worldwide imploded and trust between and among financial institutions evaporated. Adding to the turmoil were prices of major commodities, including crude oil, which reached record highs before retreating significantly near the end of the annual period. This loss of upward commodity price momentum weighed particularly heavily on the materials and energy sectors of the international equity markets.

The Fund's performance was driven primarily by the performance of the three quantitative investment models -- momentum, value and quality-adjusted value -- that we employ in selecting stocks for the Fund's portfolio. The three models choose the international stocks for the portfolio, and we then weight the stocks chosen. During the reporting period, all three quantitative models underperformed the MSCI EAFE Index. On a relative basis, the momentum model underperformed least, while both the quality-adjusted value and value models performed similarly to each other and more than twice as poorly as momentum.

TOP TEN HOLDINGS (at Oct. 31, 2008; % of portfolio assets)
---------------------------------------------------------------------

Royal Dutch Shell Series A (Netherlands)    3.8%
------------------------------------------------
Honda Motor (Japan)                         3.2%
------------------------------------------------
Eni (Italy)                                 3.2%
------------------------------------------------
BNP Paribas (France)                        2.8%
------------------------------------------------
E.ON (Germany)                              2.4%
------------------------------------------------
Nestle (Switzerland)                        2.3%
------------------------------------------------
Royal Dutch Shell Series B (Netherlands)    2.1%
------------------------------------------------
BG Group (United Kingdom)                   1.9%
------------------------------------------------
BHP Billiton (Australia)                    1.7%
------------------------------------------------
Barclays (United Kingdom)                   1.6%
------------------------------------------------


For further detail about these holdings, please refer to the section entitled "Portfolio of Investments."

Fund holding are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.


--------------------------------------------------------------------------------
8  RIVERSOURCE DISCIPLINED INTERNATIONAL EQUITY FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------



Though disappointing, our research indicates that periods of correlated underperformance, which occasionally occur, are historically short-lived. Such instances in no way invalidate our belief that the style diversification provided by the three very different quantitative models may be a significant investment advantage over time.

In seeking to manage the risks associated with international equity investing, we use a proprietary risk management system that helps us manage the Fund's exposure to several key factors, including country, region, industry, sector, market capitalization and portfolio turnover. We also use quantitative asset allocation models to determine the mix between developed international markets and emerging markets. Throughout the period, we used these and other techniques in our effort to reduce the overall expected risk of the portfolio.

From a sector perspective, only the Fund's sizable allocation to energy contributed to relative results. All other sector positioning detracted, with stock selection in financials hurting most. To a lesser degree, having only a modest allocation to the strong-performing health care sector and a more sizable allocation to the weaker materials sector also hurt performance, as did stock selection within each of these sectors.

All of the regions that the Fund invests in generated negative returns. Performance was hurt most by stock selection in the U.K; stock selection in Europe overall also detracted. Within Europe, stock selection in Germany, Italy and Denmark actually contributed to Fund performance as did somewhat sizable allocations to Germany and Denmark. However, stock selection in France detracted. Having only a modest exposure to


  From a sector perspective, only the Fund's sizable allocation to energy contributed to relative results.






--------------------------------------------------------------------------------
      RIVERSOURCE DISCIPLINED INTERNATIONAL EQUITY FUND -- 2008 ANNUAL REPORT  9

MANAGER COMMENTARY (continued) -------------------------------------------------



Japan, which declined but outpaced the MSCI EAFE Index, also hurt, along with security selection there. Finally, declining commodity prices particularly impacted the resource-rich Pacific (excluding Japan) region -- having a significant exposure to this region detracted from Fund performance.

From a market capitalization perspective, the Fund's emphasis on large-cap stocks and its more modest exposure to small-cap stocks helped. Individual stocks that contributed most to the Fund's return were German auto manufacturer VOLKSWAGEN STAMM, selected by all three of the Fund's quantitative investment models; Hong Kong electric utility CLP HOLDINGS, chosen by the quality-adjusted value and value models; and electric utility HONGKONG ELECTRIC HOLDINGS, selected by all three models. Even in a broad market decline, some individual stocks performed well. These stocks actually managed to generate gains in what can only be described as a dismal international equity market during the annual period.

Stocks that detracted from the Fund's results most were the ROYAL BANK OF SCOTLAND GROUP, chosen by the quality-adjusted value and value models; U.K. commercial bank BARCLAYS, selected by the quality-adjusted value and value models; U.K. diversified metals producer RIO TINTO, selected by all three models; Netherlands insurance company ING GROEP, chosen by the quality-adjusted value and value models and U.K. commercial bank HBOS GROUP, also a quality-adjusted value and value model pick.

CHANGES TO THE FUND'S PORTFOLIO
As a result of consistent application of our disciplined investment process, the Fund's modest allocations to financials, utilities and health care increased somewhat. The Fund's exposure to industrials and information technology decreased.

The Fund's modest exposure to Japan was increased slightly. We decreased the Fund's sizable allocation to the Pacific (excluding Japan) region, particularly Australia. We increased the Fund's already significant position in the U.K. Within Europe, we added to the Fund's exposure to Italy and Switzerland, and moderately decreased its allocations to Germany and Spain.


--------------------------------------------------------------------------------
10  RIVERSOURCE DISCIPLINED INTERNATIONAL EQUITY FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------


Toward the end of the annual period, we virtually eliminated the Fund's exposure to emerging market equities. This move proved prudent, as emerging markets subsequently underperformed. However, the Fund's emerging market equity positions still detracted from its performance during the time they were held in the portfolio.

OUR FUTURE STRATEGY
While the annual period was clearly a most challenging one, it did not alter our conviction in our process. Indeed, our in-depth research continues to uphold the validity of our process for investors with a long-term perspective. Certainly, our quantitative investment models will not produce positive returns for every reporting period, but the models are operating as designed over time. That said, we believe that during times like this that the consistent use of multiple investment disciplines is more critical than ever if we are to serve the Fund well over the long term.

Employing style diversification remains a key aspect of our management process. We continue to believe that the combination of our three well-tested quantitative models should help us deliver value over extended periods of time. We are equally convinced of the merit of our multifaceted, disciplined approach to managing risk in the portfolio. We will continue our strategy of monitoring weightings as a risk control so that no individual security, industry, sector, country or region becomes too large within the Fund's portfolio. We also intend to continue to employ the macroscopic aspects of our rigorous risk controls, including constraints on market capitalization, price, quality, turnover, transaction costs and more, with a goal of identifying high quality portfolio holdings.



--------------------------------------------------------------------------------
     RIVERSOURCE DISCIPLINED INTERNATIONAL EQUITY FUND -- 2008 ANNUAL REPORT  11

MANAGER COMMENTARY (continued) -------------------------------------------------



(PHOTO - DIMITRIS BERTSIMAS, PhD)      (PHOTO - ALEXANDER SAUER-BUDGE,
                                       PhD)

Dimitris Bertsimas, PhD                Alexander Sauer-Budge, PhD
Senior Portfolio Manager               Portfolio Manager



Any specific securities mentioned are for illustrative purposes only and are not a complete list of securities that have increased or decreased in value. The views expressed in this statement reflect those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily represent the views of RiverSource Investments, LLC (RiverSource) or any subadviser to the Fund or any other person in the RiverSource or subadviser organizations. Any such views are subject to change at any time based upon market or other conditions and RiverSource disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a RiverSource fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any RiverSource fund.


--------------------------------------------------------------------------------
12  RIVERSOURCE DISCIPLINED INTERNATIONAL EQUITY FUND -- 2008 ANNUAL REPORT

                       THIS PAGE LEFT BLANK INTENTIONALLY

THE FUND'S LONG-TERM PERFORMANCE -----------------------------------------------

The chart on the facing page illustrates the total value of an assumed $10,000 investment in RiverSource Disciplined International Equity Fund Class A shares (from 6/1/06 to 10/31/08)* as compared to the performance of two widely cited performance indices, the Morgan Stanley Capital International (MSCI) EAFE Index and the Lipper International Large-Cap Core Funds Index. In comparing the Fund's Class A shares to these indices, you should take into account the fact that the Fund's performance reflects the maximum sales charge of 5.75%, while such charges are not reflected in the performance of the indices. Returns for the Fund include the reinvestment of any distribution paid during each period.

The performance information shown represents past performance and is not a guarantee of future results. The table below and the chart on the facing page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial institution or visiting riversource.com/funds. Also see "Past Performance" in the Fund's current prospectus.

* Fund data is from May 18, 2006. MSCI EAFE Index and Lipper peer group data is from June 1, 2006.

COMPARATIVE RESULTS
--------------------------------------------------------------------------------

Results at Oct. 31, 2008                                          SINCE
                                                     1 YEAR   INCEPTION(3)
RIVERSOURCE DISCIPLINED INTERNATIONAL EQUITY FUND
(INCLUDES SALES CHARGE)
Class A Cumulative value of $10,000                  $4,441       $6,349
--------------------------------------------------------------------------
        Average annual total return                 -55.59%      -16.88%
--------------------------------------------------------------------------
MSCI EAFE INDEX(1)
        Cumulative value of $10,000                  $5,366       $7,274
--------------------------------------------------------------------------
        Average annual total return                 -46.34%      -12.33%
--------------------------------------------------------------------------
LIPPER INTERNATIONAL LARGE-CAP CORE FUNDS INDEX(2)
        Cumulative value of $10,000                  $5,333       $7,258
--------------------------------------------------------------------------
        Average annual total return                 -46.67%      -12.42%
--------------------------------------------------------------------------



Results for other share classes can be found on pages 5 and 6.


--------------------------------------------------------------------------------
14  RIVERSOURCE DISCIPLINED INTERNATIONAL EQUITY FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------

(VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN RIVERSOURCE DISCIPLINED INTERNATIONAL EQUITY FUND LINE GRAPH)

                     RIVERSOURCE DISCIPLINED
                       INTERNATIONAL EQUITY                       LIPPER INTERNATIONAL
                            FUND CLASS                               LARGE-CAP CORE
                           A (INCLUDES             MSCI EAFE           FUNDS INDEX
                          SALES CHARGE)            INDEX(1)               (2)
                     -----------------------    --------------    --------------------
6/1/06                       $ 9,425                $10,000              $10,000
10/06                         10,049                 10,808               10,727
4/07                          11,759                 12,503               12,246
10/07                         13,471                 13,557               13,610
4/08                          11,781                 12,338               12,343
10/08                          6,349                  7,274                7,258




(1) The Morgan Stanley Capital International (MSCI) EAFE Index, an unmanaged index, is compiled from a composite of securities markets of Europe, Australia and the Far East. The index is widely recognized by investors in foreign markets as the measurement index for portfolios of non-North American securities. The index reflects reinvestment of all distributions and changes in market prices.
(2) The Lipper International Large-Cap Core Funds Index includes the 30 largest large-cap core funds tracked by Lipper Inc. The index's returns include net reinvested dividends. The Fund's performance is currently measured against this index for purposes of determining the performance incentive adjustment.
(3) Fund data is from May 18, 2006. MSCI EAFE Index and Lipper peer group data is from June 1, 2006.


--------------------------------------------------------------------------------
     RIVERSOURCE DISCIPLINED INTERNATIONAL EQUITY FUND -- 2008 ANNUAL REPORT  15

FUND EXPENSES EXAMPLE ----------------------------------------------------------
(UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, which may include management fees; distribution and service (12b-1) fees; and other Fund fees and expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. In addition to the ongoing expenses which the Fund bears directly, the Fund's shareholders indirectly bear the expenses of the funds in which it invests (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds). The Fund's indirect expense from investing in the acquired funds is based on the Fund's pro rata portion of the cumulative expenses charged by the acquired funds using the expense ratio of each of the acquired funds as of the acquired fund's most recent shareholder report.

The example is based on an investment of $1,000 invested at the beginning of the period indicated and held until Oct. 31, 2008.

ACTUAL EXPENSES
The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled "Expenses paid during the period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.



--------------------------------------------------------------------------------
16  RIVERSOURCE DISCIPLINED INTERNATIONAL EQUITY FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------


                                                                                DIRECT AND
                                                                   DIRECT        INDIRECT
                                   BEGINNING        ENDING        EXPENSES       EXPENSES
                                 ACCOUNT VALUE  ACCOUNT VALUE   PAID DURING    PAID DURING
                                MAY 1, 2008(A)  OCT. 31, 2008  THE PERIOD(B)  THE PERIOD(C)
-------------------------------------------------------------------------------------------
Class A
-------------------------------------------------------------------------------------------
  Actual(d)                         $1,000        $  538.90        $ 5.39         $ 5.51
-------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000        $1,018.20        $ 7.07         $ 7.22
-------------------------------------------------------------------------------------------

Class B
-------------------------------------------------------------------------------------------
  Actual(d)                         $1,000        $  535.30        $ 8.36         $ 8.47
-------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000        $1,014.32        $10.97         $11.12
-------------------------------------------------------------------------------------------

Class C
-------------------------------------------------------------------------------------------
  Actual(d)                         $1,000        $  535.70        $ 8.36         $ 8.48
-------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000        $1,014.32        $10.97         $11.12
-------------------------------------------------------------------------------------------

Class I
-------------------------------------------------------------------------------------------
  Actual(d)                         $1,000        $  541.50        $ 3.34         $ 3.46
-------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000        $1,020.87        $ 4.38         $ 4.53
-------------------------------------------------------------------------------------------

Class R2
-------------------------------------------------------------------------------------------
  Actual(e)                         $1,000        $  627.70        $ 3.33         $ 3.39
-------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000        $1,016.94        $ 8.34         $ 8.49
-------------------------------------------------------------------------------------------

Class R3
-------------------------------------------------------------------------------------------
  Actual(e)                         $1,000        $  627.70        $ 2.82         $ 2.88
-------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000        $1,018.20        $ 7.07         $ 7.22
-------------------------------------------------------------------------------------------

Class R4
-------------------------------------------------------------------------------------------
  Actual(d)                         $1,000        $  541.50        $ 4.51         $ 4.62
-------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000        $1,019.36        $ 5.90         $ 6.06
-------------------------------------------------------------------------------------------

Class R5
-------------------------------------------------------------------------------------------
  Actual(e)                         $1,000        $  628.80        $ 1.83         $ 1.89
-------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000        $1,020.67        $ 4.58         $ 4.74

-------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
     RIVERSOURCE DISCIPLINED INTERNATIONAL EQUITY FUND -- 2008 ANNUAL REPORT  17

FUND EXPENSES EXAMPLE (continued) ----------------------------------------------


                                                                                DIRECT AND
                                                                   DIRECT        INDIRECT
                                   BEGINNING        ENDING        EXPENSES       EXPENSES
                                 ACCOUNT VALUE  ACCOUNT VALUE   PAID DURING    PAID DURING
                                MAY 1, 2008(A)  OCT. 31, 2008  THE PERIOD(B)  THE PERIOD(C)
-------------------------------------------------------------------------------------------
Class W
-------------------------------------------------------------------------------------------
  Actual(d)                         $1,000        $  539.90        $ 5.12         $ 5.24
-------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000        $1,018.55        $ 6.72         $ 6.87
-------------------------------------------------------------------------------------------


ANNUALIZED EXPENSE RATIOS

                                    FUND'S     ACQUIRED FUND
                                  ANNUALIZED      FEES AND    NET FUND
                                EXPENSE RATIO     EXPENSES    EXPENSES
----------------------------------------------------------------------
Class A                             1.39%           .03%        1.42%
----------------------------------------------------------------------
Class B                             2.16%           .03%        2.19%
----------------------------------------------------------------------
Class C                             2.16%           .03%        2.19%
----------------------------------------------------------------------
Class I                              .86%           .03%         .89%
----------------------------------------------------------------------
Class R2                            1.64%           .03%        1.67%
----------------------------------------------------------------------
Class R3                            1.39%           .03%        1.42%
----------------------------------------------------------------------
Class R4                            1.16%           .03%        1.19%
----------------------------------------------------------------------
Class R5                             .90%           .03%         .93%
----------------------------------------------------------------------
Class W                             1.32%           .03%        1.35%
----------------------------------------------------------------------


(a) The beginning account values for Classes R2, R3 and R5 are as of Aug. 1, 2008 (when shares of these classes became publicly available) for actual expense calculations, and as of May 1, 2008 for hypothetical expense calculations.
(b) Expenses for Classes A, B, C, I, R4 and W are equal to the Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Actual expenses for Classes R2, R3 and R5 are equal to the Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 91/365 (to reflect the period from Aug. 1, 2008 to Oct. 31, 2008). Hypothetical expenses for Classes R2, R3 and R5 are equal to the Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).


--------------------------------------------------------------------------------
18  RIVERSOURCE DISCIPLINED INTERNATIONAL EQUITY FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------



(c) Expenses for Classes A, B, C, I, R4 and W are equal to the Fund's annualized expense ratio as indicated above plus the acquired fund fees and expenses, multiplied by 184/365 (to reflect the one-half year period). Actual expenses for Classes R2, R3 and R5 are equal to the Fund's annualized expense ratio as indicated above plus the acquired fund fees and expenses, multiplied by 91/365 (to reflect the period from Aug. 1, 2008 to Oct. 31, 2008). Hypothetical expenses for Classes R2, R3 and R5 are equal to the Fund's annualized expense ratio as indicated above, plus the acquired fund fees and expenses, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
(d) Based on the actual return for the six months ended Oct. 31, 2008: -46.11% for Class A, -46.47% for Class B, -46.43% for Class C, -45.85% for Class I, -45.85% for Class R4 and -46.01% for Class W.
(e) Based on the actual return for the period from Aug. 1, 2008 (when shares became publicly available) to Oct. 31, 2008: -37.23% for Class R2, -37.23% for Class R3 and -37.12% for Class R5.


--------------------------------------------------------------------------------
     RIVERSOURCE DISCIPLINED INTERNATIONAL EQUITY FUND -- 2008 ANNUAL REPORT  19

PORTFOLIO OF INVESTMENTS -------------------------------------------------------

OCT. 31, 2008
(Percentages represent value of investments compared to net assets)

INVESTMENTS IN SECURITIES



COMMON STOCKS (93.2%)(c)
ISSUER                                                 SHARES                VALUE(a)
AUSTRALIA (6.7%)
AGL Energy                                               63,705              $597,914
Australia & New Zealand Banking Group                    60,308               706,589
BHP Billiton                                            385,534             7,402,685
BlueScope Steel                                         135,318               397,785
CFS Retail Property Trust                               538,379               723,810
Commonwealth Bank of Australia                           47,807             1,306,155
CSL                                                     146,666             3,565,008
Dexus Property Group                                    410,691               204,558
Fortescue Metals Group                                  164,939(b)            326,042
Leighton Holdings                                        18,165               301,884
Macquarie Airports                                      334,144               474,961
Macquarie Infrastructure Group                          370,237               485,028
Macquarie Office Trust                                  943,796               181,444
Newcrest Mining                                          28,767               395,237
OneSteel                                                183,820               422,089
Origin Energy                                           123,159             1,290,924
Qantas Airways                                          271,919               441,436
Rio Tinto                                                32,304             1,670,297
Santos                                                   92,687               838,734
Stockland                                               364,065               978,485
Telstra                                                 475,778             1,308,938
Westpac Banking                                         110,529             1,515,720
Woodside Petroleum                                       82,455             2,328,549
WorleyParsons                                            13,611               136,670
                                                                      ---------------
Total                                                                      28,000,942
-------------------------------------------------------------------------------------

AUSTRIA (0.4%)
OMV                                                      28,720               918,999
Verbund Series A                                         19,807               936,670
                                                                      ---------------
Total                                                                       1,855,669
-------------------------------------------------------------------------------------

BELGIUM (1.0%)
Belgacom                                                 45,745             1,564,593
Colruyt                                                   2,087               468,900
Dexia                                                   119,174               633,641
Fortis                                                  239,512               277,394
KBC Groep                                                21,470               922,717
Umicore                                                  11,549               206,461
                                                                      ---------------
Total                                                                       4,073,706
-------------------------------------------------------------------------------------

BERMUDA (0.1%)
SeaDrill                                                 28,750               276,961
-------------------------------------------------------------------------------------

DENMARK (1.6%)
A P Moller -- Maersk Series B                               169               972,570
Danske Bank                                              34,100               504,780
FLSmidth & Co                                             4,550               169,704
Novo Nordisk Series B                                    54,900             2,942,739
Novozymes Series B                                        4,275               301,790
Vestas Wind Systems                                      45,150(b)          1,849,299
                                                                      ---------------
Total                                                                       6,740,882
-------------------------------------------------------------------------------------

FINLAND (2.3%)
Fortum                                                  108,133             2,656,542
Neste Oil                                                15,598               246,622
Nokia                                                   230,955             3,536,563
Nokian Renkaat                                            9,096               118,881
Outokumpu                                                32,029               331,800
Stora Enso Series R                                     224,255             2,084,704
UPM-Kymmene                                              48,265               682,241
                                                                      ---------------
Total                                                                       9,657,353
-------------------------------------------------------------------------------------

FRANCE (9.5%)
Air France-KLM                                           43,656               628,760
Air Liquide                                              19,411             1,674,482
ALSTOM                                                   41,191             2,040,856
AXA                                                      33,032               630,822
BNP Paribas                                             166,979            12,051,840
Casino Guichard Perrachon                                 9,376               655,178
CNP Assurances                                           10,635               856,643


See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
20  RIVERSOURCE DISCIPLINED INTERNATIONAL EQUITY FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------


COMMON STOCKS (CONTINUED)
ISSUER                                                 SHARES                VALUE(a)
FRANCE (CONT.)
Compagnie de Saint-Gobain                                12,250              $472,521
Credit Agricole                                         289,021             4,179,792
France Telecom                                           60,182             1,516,987
GDF Suez                                                 95,706             4,258,718
Hermes Intl                                               8,161             1,052,954
Michelin Series B                                        23,165             1,191,905
Natixis                                                 271,889               601,899
Peugeot                                                  61,716             1,646,301
Renault                                                  48,134             1,474,679
SCOR                                                     37,531               614,676
Societe Generale                                         62,759             3,419,471
Total                                                     8,893               489,062
Vallourec                                                 5,210               582,579
                                                                      ---------------
Total                                                                      40,040,125
-------------------------------------------------------------------------------------

GERMANY (9.3%)
BASF                                                     69,090             2,318,589
Bayer                                                    45,413             2,539,204
BMW                                                     113,728             2,776,901
Daimler                                                  83,712             2,874,926
Deutsche Bank                                            56,453             2,144,683
Deutsche Boerse                                           2,870               225,493
Deutsche Lufthansa                                       34,132               474,725
Deutsche Telekom                                        438,501             6,508,750
E.ON                                                    263,683            10,087,801
Fresenius Medical Care & Co                              16,240               726,155
Henkel & Co                                              14,069               402,115
Linde                                                    23,477             1,974,059
MAN                                                       4,616               224,099
Merck                                                     7,749               684,477
RWE                                                      40,397             3,260,577
Salzgitter                                                3,144               206,682
SAP                                                      37,180             1,311,862
SolarWorld                                               10,828               269,976
TUI                                                      16,016               192,759
                                                                      ---------------
Total                                                                      39,203,833
-------------------------------------------------------------------------------------

GREECE (0.2%)
Coca-Cola Hellenic Bottling                              20,357               283,992
Hellenic Petroleum                                       28,111               232,803
Public Power                                             13,452               166,277
                                                                      ---------------
Total                                                                         683,072
-------------------------------------------------------------------------------------

HONG KONG (2.1%)
Cheung Kong Holdings                                     85,000               816,176
CLP Holdings                                            287,000             1,935,632
Hang Seng Bank                                           61,300               764,914
Henderson Land Development                               63,000               227,846
Hong Kong & China Gas                                   609,900             1,074,574
Hongkong Electric Holdings                              379,000             2,042,884
MTR                                                     268,689               595,431
Orient Overseas Intl                                    119,500               213,409
Sun Hung Kai Properties                                  41,000               359,226
Swire Pacific Series A                                   80,000               563,452
Wharf Holdings                                           85,000               169,604
                                                                      ---------------
Total                                                                       8,763,148
-------------------------------------------------------------------------------------

IRELAND (0.7%)
Allied Irish Banks                                      127,824               680,632
Bank of Ireland                                         258,381               762,664
CRH                                                      18,415               404,471
Elan                                                     94,469(b)            712,488
Irish Life & Permanent                                   79,879               273,144
                                                                      ---------------
Total                                                                       2,833,399
-------------------------------------------------------------------------------------

ITALY (5.7%)
Banca Monte dei Paschi di Siena                         308,674               599,069
Banco Popolare                                          115,231             1,436,992
Eni                                                     568,578            13,566,107
Intesa Sanpaolo                                         481,326             1,686,280
Telecom Italia                                        3,124,904             2,857,572
Terna -- Rete Elettrica Nationale                       229,682               740,493
UniCredit                                               585,802             1,433,548
Unione di Banche Italiane                                72,118             1,216,209


                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
     RIVERSOURCE DISCIPLINED INTERNATIONAL EQUITY FUND -- 2008 ANNUAL REPORT  21

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------


COMMON STOCKS (CONTINUED)
ISSUER                                                 SHARES                VALUE(a)
ITALY (CONT.)
Unipol Gruppo Finanziario                               204,048              $223,859
                                                                      ---------------
Total                                                                      23,760,129
-------------------------------------------------------------------------------------

JAPAN (13.1%)
Aisin Seiki                                              30,500               539,863
Alps Electric                                            63,000               346,673
Astellas Pharma                                          33,600             1,353,745
Bridgestone                                              73,100             1,278,364
Chugai Pharmaceutical                                    40,900               581,842
Chuo Mitsui Trust Holdings                              144,400               569,874
Dai Nippon Printing                                     150,000             1,772,766
FamilyMart                                               12,700               503,303
Fast Retailing                                            7,100               757,129
Fuji Heavy Inds                                         215,000               756,510
FUJIFILM Holdings                                        46,700             1,075,351
Hitachi                                                 931,000             4,372,316
Honda Motor                                             548,400            13,639,991
Japan Steel Works                                        61,000               432,228
Konami                                                   22,300               403,539
Kurita Water Inds                                        14,400               328,643
Lawson                                                   13,200               645,348
Meiji Dairies                                           112,000               510,971
Mitsubishi                                              128,700             2,157,853
Mitsui Chemicals                                        166,000               579,749
Mitsui Mining & Smelting                                250,000               457,351
Mitsui OSK Lines                                         88,000               459,657
Mizuho Financial Group                                      503             1,228,569
NEC                                                     220,000               652,430
Nikon                                                    21,000               296,039
Nippon Express                                          189,900               766,698
Nippon Mining Holdings                                  169,000               517,513
Nippon Oil                                              139,000               570,722
Nippon Paper Group                                          243               649,634
Nippon Telegraph & Telephone                                467             1,906,230
Nissan Motor                                            424,500             2,108,824
NTT DoCoMo                                                  943             1,495,967
Panasonic                                               101,000             1,626,932
Promise                                                  16,650               298,937
Resona Holdings                                           1,295             1,358,354
Sega Sammy Holdings                                      49,500               374,315
Seiko Epson                                              13,800               207,314
Seven & I Holdings                                       68,100             1,912,644
Shinsei Bank                                            382,000               586,117
Shionogi & Co                                            50,000               851,220
Sojitz                                                  230,400               385,120
SUMCO                                                    38,300               414,867
Takeda Pharmaceutical                                     9,500               472,141
Takefuji                                                 29,420               236,594
TERUMO                                                   20,400               850,448
Tohoku Electric Power                                    23,200               521,256
Toyo Seikan Kaisha                                       43,400               535,600
Yamaha Motor                                             55,400               612,671
                                                                      ---------------
Total                                                                      54,960,222
-------------------------------------------------------------------------------------

LUXEMBOURG (1.0%)
ArcelorMittal                                           144,150             3,747,930
SES FDR                                                  31,193               560,950
                                                                      ---------------
Total                                                                       4,308,880
-------------------------------------------------------------------------------------

NETHERLANDS (8.9%)
Aegon                                                   527,776             2,192,222
Corio                                                     8,350               446,064
Fugro                                                     7,091               253,302
ING Groep                                               482,470             4,524,139
Koninklijke (Royal) KPN                                  46,005               647,668
Koninklijke DSM                                          16,245               452,237
Reed Elsevier                                            48,732               651,124
Royal Dutch Shell Series A                              587,942            16,152,062
Royal Dutch Shell Series B                              326,656             8,855,400
Unilever                                                135,124             3,255,267
                                                                      ---------------
Total                                                                      37,429,485
-------------------------------------------------------------------------------------

NEW ZEALAND (0.2%)
Fletcher Building                                        76,963               261,152
Telecom Corporation of New Zealand                      300,833               407,504
                                                                      ---------------
Total                                                                         668,656
-------------------------------------------------------------------------------------


See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
22  RIVERSOURCE DISCIPLINED INTERNATIONAL EQUITY FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------


COMMON STOCKS (CONTINUED)
ISSUER                                                 SHARES                VALUE(a)

NORWAY (1.0%)
DNB NOR                                                 209,100            $1,212,489
Norsk Hydro                                             187,450               783,663
Orkla                                                    90,700               604,150
StatoilHydro                                             40,677               818,624
Yara Intl                                                45,880               959,076
                                                                      ---------------
Total                                                                       4,378,002
-------------------------------------------------------------------------------------

SINGAPORE (0.7%)
Neptune Orient Lines                                    305,000               257,727
Singapore Airlines                                      107,000               820,169
SingTel                                               1,200,000             2,020,454
                                                                      ---------------
Total                                                                       3,098,350
-------------------------------------------------------------------------------------

SPAIN (2.1%)
Banco Santander                                         235,384             2,544,816
Gamesa Tecnologica                                       25,221               413,346
Repsol YPF                                               69,901             1,328,760
Telefonica                                              249,484             4,617,548
                                                                      ---------------
Total                                                                       8,904,470
-------------------------------------------------------------------------------------

SWEDEN (1.9%)
Electrolux Series B                                      84,700               780,203
Investor Cl B                                           173,800             2,622,615
Nordea Bank                                             147,900             1,186,103
SSAB Svenskt Stal Series B                               28,900               262,149
Svenska Cellulosa Series B                              219,320             1,620,455
Svenska Handelsbanken Series A                           35,200               647,234
Swedbank                                                 33,000               272,862
Swedish Match                                            33,400               464,082
                                                                      ---------------
Total                                                                       7,855,703
-------------------------------------------------------------------------------------

SWITZERLAND (7.5%)
ABB                                                     262,937(b)          3,449,579
Lonza Group                                              11,537               957,364
Nestle                                                  254,370             9,890,405
Novartis                                                 85,856             4,357,317
Swisscom                                                  1,011               308,883
Syngenta                                                 19,148             3,578,935
Synthes                                                   6,861               885,245
UBS                                                     286,591(b)          4,862,039
Xstrata                                                  76,541             1,309,060
Zurich Financial Services                                 9,298             1,886,112
                                                                      ---------------
Total                                                                      31,484,939
-------------------------------------------------------------------------------------

UNITED KINGDOM (17.2%)
3i Group                                                 81,492               710,749
AMEC                                                     45,764               382,852
AstraZeneca                                              87,900             3,724,724
Aviva                                                   252,158             1,503,986
Barclays                                              2,378,597             6,817,814
BG Group                                                556,824             8,186,754
BHP Billiton                                            276,170             4,689,082
BP                                                      451,600             3,680,868
British American Tobacco                                 43,951             1,205,434
British Energy Group                                    418,922             5,010,227
BT Group                                                713,000             1,339,636
Carnival                                                 17,077               375,514
Compass Group                                           227,267             1,056,714
GKN                                                     106,852               204,873
GlaxoSmithKline                                         140,269             2,696,275
HBOS                                                  1,435,084             2,349,630
Home Retail Group                                       134,462               428,527
Kingfisher                                              762,600             1,407,435
Ladbrokes                                               140,925               359,102
Liberty Intl                                             37,319               415,196
Lloyds TSB Group                                        761,090             2,459,696
Old Mutual                                            1,511,329             1,223,717
Persimmon                                                84,306               408,106
Reed Elsevier                                           140,330             1,231,188
Rio Tinto                                               101,757             4,752,847
Royal Bank of Scotland Group                          5,413,857             5,962,903
Tomkins                                                 249,133               457,241
Unilever                                                 74,555             1,674,785
Vodafone Group                                        3,456,956             6,649,584
Wolseley                                                156,124               854,331
                                                                      ---------------
Total                                                                      72,219,790
-------------------------------------------------------------------------------------
TOTAL COMMON STOCKS
(Cost: $762,682,924)                                                     $391,197,716
-------------------------------------------------------------------------------------





                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
     RIVERSOURCE DISCIPLINED INTERNATIONAL EQUITY FUND -- 2008 ANNUAL REPORT  23

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------


PREFERRED STOCKS & OTHER (0.4%)(c)
ISSUER                                                 SHARES                VALUE(a)
BELGIUM
Fortis
 Rights                                                 239,512(b,d)              $--
-------------------------------------------------------------------------------------

GERMANY
Volkswagen                                               23,935             1,517,727
-------------------------------------------------------------------------------------
TOTAL PREFERRED STOCKS & OTHER
(Cost: $3,371,504)                                                         $1,517,727
-------------------------------------------------------------------------------------



MONEY MARKET FUND (8.1%)
                                                       SHARES                VALUE(a)
RiverSource Short-Term Cash Fund, 1.60%              33,873,844(e)        $33,873,844
-------------------------------------------------------------------------------------
TOTAL MONEY MARKET FUND
(Cost: $33,873,844)                                                       $33,873,844
-------------------------------------------------------------------------------------
TOTAL INVESTMENTS IN SECURITIES
(Cost: $799,928,272)(f)                                                  $426,589,287
=====================================================================================




SUMMARY OF INVESTMENTS IN SECURITIES BY INDUSTRY


The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total net assets at Oct. 31, 2008:

                                          PERCENTAGE OF
INDUSTRY                                    NET ASSETS        VALUE
-----------------------------------------------------------------------
Airlines                                        0.6%         $2,365,090
Auto Components                                 0.8           3,333,886
Automobiles                                     6.2          25,890,803
Automotive                                      0.4           1,517,727
Beverages                                       0.1             283,992
Biotechnology                                   0.8           3,565,008
Building Products                               0.1             472,521
Capital Markets                                 1.8           7,717,471
Chemicals                                       2.9          12,045,378
Commercial Banks                               14.6          61,619,373
Commercial Services & Supplies                  0.4           1,772,766
Communications Equipment                        0.8           3,536,563
Computers & Peripherals                         0.2             859,744
Construction & Engineering                      0.1             471,588
Construction Materials                          0.2             665,623
Consumer Finance                                0.1             535,531
Containers & Packaging                          0.1             535,600
Diversified Financial Services                  1.8           7,649,641
Diversified Telecommunication Services          6.0          25,004,763
Electric                                        0.1             289,155
Electric Utilities                              5.7          24,097,782
Electrical Equipment                            1.9           8,023,056
Electronic Equipment & Instruments &
  Components                                    1.4           5,794,340
Energy Equipment & Services                     0.3           1,049,785
Food & Staples Retailing                        1.0           4,185,373
Food Products                                   3.7          15,331,428
Gas Utilities                                   0.3           1,074,574
Health Care Equipment & Supplies                0.4           1,735,693
Health Care Providers & Services                0.2             726,155
Hotels, Restaurants & Leisure                   0.5           1,984,089
Household Durables                              0.7           2,815,241


See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
24  RIVERSOURCE DISCIPLINED INTERNATIONAL EQUITY FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------


                                          PERCENTAGE OF
INDUSTRY                                    NET ASSETS        VALUE
-----------------------------------------------------------------------
Household Products                              0.1%           $402,115
Industrial Conglomerates                        0.3           1,061,391
Insurance                                       2.2           9,405,181
Internet & Catalog Retail                       0.1             428,527
Leisure Equipment & Products                    0.2             670,354
Life Sciences Tools & Services                  0.2             957,364
Machinery                                       0.4           1,567,549
Marine                                          0.5           1,903,363
Media                                           0.6           2,443,262
Metals & Mining                                 6.4          27,154,699
Multi-Utilities                                 1.9           7,828,054
Oil, Gas & Consumable Fuels                    14.2          60,022,503
Paper & Forest Products                         1.2           5,037,034
Pharmaceuticals                                 5.0          20,916,172
Real Estate Investment Trusts (REITs)           0.7           2,949,557
Real Estate Management & Development            0.5           2,136,304
Road & Rail                                     0.3           1,362,129
Semiconductors & Semiconductor
  Equipment                                     0.1             414,867
Software                                        0.4           1,715,401
Specialty Retail                                0.5           2,164,564
Textiles, Apparel & Luxury Goods                0.3           1,052,954
Tobacco                                         0.4           1,669,516
Trading Companies & Distributors                0.8           3,397,304
Transportation Infrastructure                   0.2             959,989
Wireless Telecommunication Services             1.9           8,145,551
Other(1)                                        8.1          33,873,844
-----------------------------------------------------------------------
Total                                                      $426,589,287
-----------------------------------------------------------------------




(1) Cash & Cash Equivalents.

INVESTMENTS IN DERIVATIVES

FUTURES CONTRACTS OUTSTANDING AT OCT. 31, 2008


At Oct. 31, 2008, $2,239,350 was held in a margin deposit account as collateral to cover initial margin deposits on open stock index futures contracts.

                             NUMBER OF                                  UNREALIZED
                             CONTRACTS      NOTIONAL     EXPIRATION    APPRECIATION
CONTRACT DESCRIPTION       LONG (SHORT)   MARKET VALUE      DATE      (DEPRECIATION)
------------------------------------------------------------------------------------
Dow Jones Euro STOXX 50         372        $12,285,174    Dec. 2008     $(3,301,218)
Financial Times Stock
  Exchange 100 Index             80          5,636,704    Dec. 2008      (1,346,800)
Nikkei 225                       13            580,775    Dec. 2008        (218,123)
------------------------------------------------------------------------------------
Total                                                                   $(4,866,141)
------------------------------------------------------------------------------------





--------------------------------------------------------------------------------
     RIVERSOURCE DISCIPLINED INTERNATIONAL EQUITY FUND -- 2008 ANNUAL REPORT  25

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------


NOTES TO PORTFOLIO OF INVESTMENTS


(a) Securities are valued by using procedures described in Note 1 to the financial statements.

(b)  Non-income producing.

(c)  Foreign security values are stated in U.S. dollars.

(d)  Negligible market value.

(e) Affiliated Money Market Fund -- See Note 5 to the financial statements. The rate shown is the seven-day current annualized yield at Oct. 31, 2008.

(f) At Oct. 31, 2008, the cost of securities for federal income tax purposes was $800,171,091 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation                             $147,922
Unrealized depreciation                         (373,729,726)
------------------------------------------------------------
Net unrealized depreciation                    $(373,581,804)
------------------------------------------------------------


The industries identified above are based on the Global Industry Classification Standard (GICS), which was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.


HOW TO FIND INFORMATION ABOUT THE FUND'S PORTFOLIO HOLDINGS

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii)The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at riversource.com/funds.


--------------------------------------------------------------------------------
26  RIVERSOURCE DISCIPLINED INTERNATIONAL EQUITY FUND -- 2008 ANNUAL REPORT

STATEMENT OF ASSETS AND LIABILITIES --------------------------------------------
OCT. 31, 2008


ASSETS
Investments in securities, at value
  Unaffiliated issuers (identified cost $766,054,428)              $ 392,715,443
  Affiliated money market fund (identified cost $33,873,844)          33,873,844
--------------------------------------------------------------------------------
Total investments in securities (identified cost $799,928,272)       426,589,287
Foreign currency holdings (identified cost $10,579)                       10,579
Capital shares receivable                                              1,413,774
Dividends and accrued interest receivable                              1,150,373
Receivable for investment securities sold                                  1,934
Variation margin receivable                                              475,465
Margin deposits on futures contracts                                   2,239,350
--------------------------------------------------------------------------------
Total assets                                                         431,880,762
--------------------------------------------------------------------------------
LIABILITIES
Capital shares payable                                                12,157,576
Accrued investment management services fees                                9,304
Accrued distribution fees                                                  2,463
Accrued transfer agency fees                                               2,191
Accrued administrative services fees                                         943
Other accrued expenses                                                   128,550
--------------------------------------------------------------------------------
Total liabilities                                                     12,301,027
--------------------------------------------------------------------------------
Net assets applicable to outstanding capital stock                 $ 419,579,735
--------------------------------------------------------------------------------

REPRESENTED BY
Capital stock -- $.01 par value                                    $     695,852
Additional paid-in capital                                           806,085,887
Undistributed net investment income                                   15,846,988
Accumulated net realized gain (loss)                                 (24,555,883)
Unrealized appreciation (depreciation) on investments
  and on translation of assets and liabilities in foreign
  currencies                                                        (378,493,109)
--------------------------------------------------------------------------------
Total -- representing net assets applicable to outstanding
  capital stock                                                    $ 419,579,735
--------------------------------------------------------------------------------



NET ASSET VALUE PER SHARE
                              NET ASSETS   SHARES OUTSTANDING   NET ASSET VALUE PER SHARE
Class A                     $ 56,469,388            9,374,248                       $6.02(1)
Class B                     $  9,774,655            1,653,855                       $5.91
Class C                     $  1,125,907              190,230                       $5.92
Class I                     $103,041,181           16,963,698                       $6.07
Class R2                    $      3,062                  509                       $6.02
Class R3                    $      3,064                  509                       $6.02
Class R4                    $     60,625                9,985                       $6.07
Class R5                    $      3,068                  509                       $6.03
Class W                     $249,098,785           41,391,645                       $6.02
-----------------------------------------------------------------------------------------



(1) The maximum offering price per share for Class A is $6.39. The offering price is calculated by dividing the net asset value by 1.0 minus the maximum sales charge of 5.75%.

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
     RIVERSOURCE DISCIPLINED INTERNATIONAL EQUITY FUND -- 2008 ANNUAL REPORT  27

STATEMENT OF OPERATIONS --------------------------------------------------------
YEAR ENDED OCT. 31, 2008


INVESTMENT INCOME
Income:
Dividends                                                          $  29,056,148
Interest                                                                  31,867
Income distributions from affiliated money market fund                   468,839
  Less foreign taxes withheld                                         (3,397,408)
--------------------------------------------------------------------------------
Total income                                                          26,159,446
--------------------------------------------------------------------------------
Expenses:
Investment management services fees                                    5,209,129
Distribution fees
  Class A                                                                188,884
  Class B                                                                135,656
  Class C                                                                 14,024
  Class R2                                                                     6
  Class R3                                                                     3
  Class W                                                              1,073,689
Transfer agency fees
  Class A                                                                193,940
  Class B                                                                 36,942
  Class C                                                                  3,738
  Class R2                                                                     1
  Class R3                                                                     1
  Class R4                                                                    49
  Class R5                                                                     1
  Class W                                                                858,951
Administrative services fees                                             549,173
Plan administration services fees
  Class R2                                                                     3
  Class R3                                                                     3
  Class R4                                                                   245
Compensation of board members                                             15,237
Custodian fees                                                           262,300
Printing and postage                                                      54,030
Registration fees                                                        101,463
Professional fees                                                         44,874
Other                                                                     36,226
--------------------------------------------------------------------------------
Total expenses                                                         8,778,568
  Expenses waived/reimbursed by the Investment Manager and its
    affiliates                                                              (250)
  Earnings and bank fee credits on cash balances                          (1,087)
--------------------------------------------------------------------------------
Total net expenses                                                     8,777,231
--------------------------------------------------------------------------------
Investment income (loss) -- net                                       17,382,215

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
28  RIVERSOURCE DISCIPLINED INTERNATIONAL EQUITY FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------


REALIZED AND UNREALIZED GAIN (LOSS) -- NET
Net realized gain (loss) on:
  Security transactions                                            $ (21,432,540)
  Foreign currency transactions                                          (12,919)
  Futures contracts                                                   (2,347,656)
--------------------------------------------------------------------------------
Net realized gain (loss) on investments                              (23,793,115)
Net change in unrealized appreciation (depreciation) on
  investments
  and on translation of assets and liabilities in foreign
  currencies                                                        (443,449,500)
--------------------------------------------------------------------------------
Net gain (loss) on investments and foreign currencies               (467,242,615)
--------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations    $(449,860,400)
--------------------------------------------------------------------------------



The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
     RIVERSOURCE DISCIPLINED INTERNATIONAL EQUITY FUND -- 2008 ANNUAL REPORT  29

STATEMENTS OF CHANGES IN NET ASSETS --------------------------------------------


YEAR ENDED OCT. 31,                                                         2008           2007
OPERATIONS AND DISTRIBUTIONS
Investment income (loss) -- net                                    $  17,382,215  $   4,217,413
Net realized gain (loss) on investments                              (23,793,115)     8,741,163
Net change in unrealized appreciation (depreciation) on
  investments and on translation of assets and liabilities in
  foreign currencies                                                (443,449,500)    80,411,851
-----------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations     (449,860,400)    93,370,427
-----------------------------------------------------------------------------------------------
Distributions to shareholders from:
  Net investment income
    Class A                                                             (219,304)       (86,059)
    Class B                                                              (20,185)        (2,025)
    Class C                                                               (2,341)          (329)
    Class I                                                           (1,888,673)      (594,901)
    Class R4                                                                (455)          (160)
    Class W                                                           (3,602,017)        (1,390)
  Net realized gain
    Class A                                                             (376,594)       (15,617)
    Class B                                                              (53,303)          (412)
    Class C                                                               (6,874)           (75)
    Class I                                                           (2,534,781)       (90,562)
    Class R4                                                                (682)           (26)
    Class W                                                           (5,906,335)          (212)
-----------------------------------------------------------------------------------------------
Total distributions                                                  (14,611,544)      (791,768)

-----------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
30  RIVERSOURCE DISCIPLINED INTERNATIONAL EQUITY FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------


YEAR ENDED OCT. 31,                                                         2008           2007
CAPITAL SHARE TRANSACTIONS
Proceeds from sales
  Class A shares                                                      22,873,991     21,671,881
  Class B shares                                                       3,465,525      2,829,159
  Class C shares                                                         433,769        362,684
  Class I shares                                                      51,510,120    131,574,801
  Class R2 shares                                                          5,000             --
  Class R3 shares                                                          5,000             --
  Class R4 shares                                                             --         46,519
  Class R5 shares                                                          5,000             --
  Class W shares                                                     320,633,250    484,392,876
Fund merger (Note 7)
  Class A shares                                                      87,278,661            N/A
  Class B shares                                                      18,592,350            N/A
  Class C shares                                                       1,583,146            N/A
  Class I shares                                                      68,640,981            N/A
  Class R4 shares                                                        115,274            N/A
Reinvestment of distributions at net asset value
  Class A shares                                                         587,287         17,767
  Class B shares                                                          72,134          2,295
  Class C shares                                                           8,218            131
  Class I shares                                                       4,423,174        685,366
  Class R4 shares                                                            870             94
  Class W shares                                                       9,508,225          1,554
Payments for redemptions
  Class A shares                                                     (29,756,699)   (12,479,950)
  Class B shares                                                      (7,000,624)      (266,973)
  Class C shares                                                        (378,009)       (22,158)
  Class I shares                                                    (102,217,635)   (36,917,886)
  Class R4 shares                                                        (69,561)        (3,138)
  Class W shares                                                    (215,203,076)  (109,572,864)
-----------------------------------------------------------------------------------------------
Increase (decrease) in net assets from capital share transactions    235,116,371    482,322,158
-----------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                             (229,355,573)   574,900,817
Net assets at beginning of year                                      648,935,308     74,034,491
-----------------------------------------------------------------------------------------------
Net assets at end of year                                          $ 419,579,735  $ 648,935,308
-----------------------------------------------------------------------------------------------
Undistributed net investment income                                $  15,846,988  $   3,874,592
-----------------------------------------------------------------------------------------------



The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
     RIVERSOURCE DISCIPLINED INTERNATIONAL EQUITY FUND -- 2008 ANNUAL REPORT  31

FINANCIAL HIGHLIGHTS -----------------------------------------------------------

CLASS A


PER SHARE INCOME AND CAPITAL CHANGES(a)
Fiscal period ended Oct. 31,                          2008         2007     2006(b)
Net asset value, beginning of period                $13.06        $9.82        $9.21
--------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                           .27(c)       .15(c)       .01
Net gains (losses) (both realized and
 unrealized)                                         (7.06)        3.17          .60
--------------------------------------------------------------------------------------------------------------
Total from investment operations                     (6.79)        3.32          .61
--------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                  (.09)        (.07)          --
Distributions from realized gains                     (.16)        (.01)          --
--------------------------------------------------------------------------------------------------------------
Total distributions                                   (.25)        (.08)          --
--------------------------------------------------------------------------------------------------------------
Net asset value, end of period                       $6.02       $13.06        $9.82
--------------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)                $56          $25          $11
--------------------------------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(d),(e)                         1.40%        1.43%        1.92%(f)
--------------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(e),(g),(h)                     1.40%        1.43%        1.42%(f)
--------------------------------------------------------------------------------------------------------------
Net investment income (loss)                         2.75%        1.37%        1.48%(f)
--------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                61%          47%          10%
--------------------------------------------------------------------------------------------------------------
Total return(i)                                    (52.87%)      34.06%        6.62%(j)
--------------------------------------------------------------------------------------------------------------


(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) For the period from May 18, 2006 (when shares became publicly available) to Oct. 31, 2006.
(c) Per share amounts have been calculated using the average shares outstanding method.
(d) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances.
(e) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(f) Adjusted to an annual basis.
(g) The Investment Manager and its affiliates have agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment.
(h) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances. Earnings and bank fee credits for the year ended Oct. 31, 2008 were less than 0.01% of average net assets.
(i) Total return does not reflect payment of a sales charge.
(j) Not annualized.

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
32  RIVERSOURCE DISCIPLINED INTERNATIONAL EQUITY FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------


CLASS B


PER SHARE INCOME AND CAPITAL CHANGES(a)
Fiscal period ended Oct. 31,                          2008         2007     2006(b)
Net asset value, beginning of period                $12.92        $9.79        $9.21
--------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                           .20(c)       .08(c)        --
Net gains (losses) (both realized and
 unrealized)                                         (6.99)        3.13          .58
--------------------------------------------------------------------------------------------------------------
Total from investment operations                     (6.79)        3.21          .58
--------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                  (.06)        (.07)          --
Distributions from realized gains                     (.16)        (.01)          --
--------------------------------------------------------------------------------------------------------------
Total distributions                                   (.22)        (.08)          --
--------------------------------------------------------------------------------------------------------------
Net asset value, end of period                       $5.91       $12.92        $9.79
--------------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)                $10           $3          $--
--------------------------------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(d),(e)                         2.18%        2.20%        2.71%(f)
--------------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(e),(g),(h)                     2.18%        2.20%        2.21%(f)
--------------------------------------------------------------------------------------------------------------
Net investment income (loss)                         2.11%         .73%        (.03%)(f)
--------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                61%          47%          10%
--------------------------------------------------------------------------------------------------------------
Total return(i)                                    (53.35%)      32.94%        6.30%(j)
--------------------------------------------------------------------------------------------------------------


(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) For the period from May 18, 2006 (when shares became publicly available) to Oct. 31, 2006.
(c) Per share amounts have been calculated using the average shares outstanding method.
(d) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances.
(e) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(f) Adjusted to an annual basis.
(g) The Investment Manager and its affiliates have agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment.
(h) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances. Earnings and bank fee credits for the year ended Oct. 31, 2008 were less than 0.01% of average net assets.
(i) Total return does not reflect payment of a sales charge.
(j) Not annualized.

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
     RIVERSOURCE DISCIPLINED INTERNATIONAL EQUITY FUND -- 2008 ANNUAL REPORT  33

FINANCIAL HIGHLIGHTS (continued) -----------------------------------------------


CLASS C


PER SHARE INCOME AND CAPITAL CHANGES(a)
Fiscal period ended Oct. 31,                          2008         2007     2006(b)
Net asset value, beginning of period                $12.92        $9.79        $9.21
--------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                           .19(c)       .08(c)        --
Net gains (losses) (both realized and
 unrealized)                                         (6.98)        3.12          .58
--------------------------------------------------------------------------------------------------------------
Total from investment operations                     (6.79)        3.20          .58
--------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                  (.05)        (.06)          --
Distributions from realized gains                     (.16)        (.01)          --
--------------------------------------------------------------------------------------------------------------
Total distributions                                   (.21)        (.07)          --
--------------------------------------------------------------------------------------------------------------
Net asset value, end of period                       $5.92       $12.92        $9.79
--------------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)                 $1          $--          $--
--------------------------------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(d),(e)                         2.17%        2.19%        2.71%(f)
--------------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(e),(g),(h)                     2.17%        2.19%        2.21%(f)
--------------------------------------------------------------------------------------------------------------
Net investment income (loss)                         1.98%         .71%         .74%(f)
--------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                61%          47%          10%
--------------------------------------------------------------------------------------------------------------
Total return(i)                                    (53.30%)      32.85%        6.30%(j)
--------------------------------------------------------------------------------------------------------------


(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) For the period from May 18, 2006 (when shares became publicly available) to Oct. 31, 2006.
(c) Per share amounts have been calculated using the average shares outstanding method.
(d) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances.
(e) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(f) Adjusted to an annual basis.
(g) The Investment Manager and its affiliates have agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment.
(h) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances. Earnings and bank fee credits for the year ended Oct. 31, 2008 were less than 0.01% of average net assets.
(i) Total return does not reflect payment of a sales charge.
(j) Not annualized.

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
34  RIVERSOURCE DISCIPLINED INTERNATIONAL EQUITY FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------


CLASS I


PER SHARE INCOME AND CAPITAL CHANGES(a)
Fiscal period ended Oct. 31,                          2008         2007     2006(b)
Net asset value, beginning of period                $13.11        $9.83        $9.21
--------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                           .29(c)       .24(c)       .02
Net gains (losses) (both realized and
 unrealized)                                         (7.05)        3.14          .60
--------------------------------------------------------------------------------------------------------------
Total from investment operations                     (6.76)        3.38          .62
--------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                  (.12)        (.09)          --
Distributions from realized gains                     (.16)        (.01)          --
--------------------------------------------------------------------------------------------------------------
Total distributions                                   (.28)        (.10)          --
--------------------------------------------------------------------------------------------------------------
Net asset value, end of period                       $6.07       $13.11        $9.83
--------------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)               $103         $195          $63
--------------------------------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(d),(e)                          .90%        1.05%        1.65%(f)
--------------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(e),(g),(h)                      .90%        1.05%        1.15%(f)
--------------------------------------------------------------------------------------------------------------
Net investment income (loss)                         2.84%        2.06%        1.17%(f)
--------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                61%          47%          10%
--------------------------------------------------------------------------------------------------------------
Total return                                       (52.55%)      34.61%        6.73%(i)
--------------------------------------------------------------------------------------------------------------


(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) For the period from May 18, 2006 (when shares became publicly available) to Oct. 31, 2006.
(c) Per share amounts have been calculated using the average shares outstanding method.
(d) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances.
(e) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(f) Adjusted to an annual basis.
(g) The Investment Manager and its affiliates have agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment.
(h) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances. Earnings and bank fee credits for the year ended Oct. 31, 2008 were less than 0.01% of average net assets.
(i) Not annualized.

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
     RIVERSOURCE DISCIPLINED INTERNATIONAL EQUITY FUND -- 2008 ANNUAL REPORT  35

FINANCIAL HIGHLIGHTS (continued) -----------------------------------------------


CLASS R2


PER SHARE INCOME AND CAPITAL CHANGES(a)
Fiscal period ended Oct. 31,                      2008(b)
Net asset value, beginning of period                 $9.59
--------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(c)                        .03
Net gains (losses) (both realized and
 unrealized)                                         (3.60)
--------------------------------------------------------------------------------------------------------------
Total from investment operations                     (3.57)
--------------------------------------------------------------------------------------------------------------
Net asset value, end of period                       $6.02
--------------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)                $--
--------------------------------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(d),(e)                         1.64%(f)
--------------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(e),(g),(h)                     1.44%(f)
--------------------------------------------------------------------------------------------------------------
Net investment income (loss)                         1.61%(f)
--------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                61%
--------------------------------------------------------------------------------------------------------------
Total return                                       (37.23%)(i)
--------------------------------------------------------------------------------------------------------------


(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) For the period from Aug. 1, 2008 (when shares became publicly available) to Oct. 31, 2008.
(c) Per share amount has been calculated using the average shares outstanding method.
(d) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances.
(e) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratio.
(f) Adjusted to an annual basis.
(g) The Investment Manager and its affiliates have agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment.
(h) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances. Earnings and bank fee credits for the year ended Oct. 31, 2008 were less than 0.01% of average net assets.
(i) Not annualized.

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
36  RIVERSOURCE DISCIPLINED INTERNATIONAL EQUITY FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------


CLASS R3


PER SHARE INCOME AND CAPITAL CHANGES(a)
Fiscal period ended Oct. 31,                      2008(b)
Net asset value, beginning of period                 $9.59
--------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(c)                        .04
Net gains (losses) (both realized and
 unrealized)                                         (3.61)
--------------------------------------------------------------------------------------------------------------
Total from investment operations                     (3.57)
--------------------------------------------------------------------------------------------------------------
Net asset value, end of period                       $6.02
--------------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)                $--
--------------------------------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(d),(e)                         1.39%(f)
--------------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(e),(g),(h)                     1.19%(f)
--------------------------------------------------------------------------------------------------------------
Net investment income (loss)                         1.86%(f)
--------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                61%
--------------------------------------------------------------------------------------------------------------
Total return                                       (37.23%)(i)
--------------------------------------------------------------------------------------------------------------


(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) For the period from Aug. 1, 2008 (when shares became publicly available) to Oct. 31, 2008.
(c) Per share amount has been calculated using the average shares outstanding method.
(d) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances.
(e) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratio.
(f) Adjusted to an annual basis.
(g) The Investment Manager and its affiliates have agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment.
(h) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances. Earnings and bank fee credits for the year ended Oct. 31, 2008 were less than 0.01% of average net assets.
(i) Not annualized.

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
     RIVERSOURCE DISCIPLINED INTERNATIONAL EQUITY FUND -- 2008 ANNUAL REPORT  37

FINANCIAL HIGHLIGHTS (continued) -----------------------------------------------


CLASS R4


PER SHARE INCOME AND CAPITAL CHANGES(a)
Fiscal period ended Oct. 31,                          2008         2007     2006(b)
Net asset value, beginning of period                $13.07        $9.83        $9.21
--------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                           .33(c)       .20(c)       .02
Net gains (losses) (both realized and
 unrealized)                                         (7.06)        3.13          .60
--------------------------------------------------------------------------------------------------------------
Total from investment operations                     (6.73)        3.33          .62
--------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                  (.11)        (.08)          --
Distributions from realized gains                     (.16)        (.01)          --
--------------------------------------------------------------------------------------------------------------
Total distributions                                   (.27)        (.09)          --
--------------------------------------------------------------------------------------------------------------
Net asset value, end of period                       $6.07       $13.07        $9.83
--------------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)                $--          $--          $--
--------------------------------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(d),(e)                         1.20%        1.35%        1.77%(f)
--------------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(e),(g),(h)                      .95%        1.35%        1.27%(f)
--------------------------------------------------------------------------------------------------------------
Net investment income (loss)                         3.27%        1.79%        1.72%(f)
--------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                61%          47%          10%
--------------------------------------------------------------------------------------------------------------
Total return                                       (52.46%)      34.13%        6.73%(i)
--------------------------------------------------------------------------------------------------------------


(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) For the period from May 18, 2006 (when shares became publicly available) to Oct. 31, 2006.
(c) Per share amounts have been calculated using the average shares outstanding method.
(d) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances.
(e) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(f) Adjusted to an annual basis.
(g) The Investment Manager and its affiliates have agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment.
(h) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances. Earnings and bank fee credits for the year ended Oct. 31, 2008 were less than 0.01% of average net assets.
(i) Not annualized.

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
38  RIVERSOURCE DISCIPLINED INTERNATIONAL EQUITY FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------


CLASS R5


PER SHARE INCOME AND CAPITAL CHANGES(a)
Fiscal period ended Oct. 31,                      2008(b)
Net asset value, beginning of period                 $9.59
--------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(c)                        .04
Net gains (losses) (both realized and
 unrealized)                                         (3.60)
--------------------------------------------------------------------------------------------------------------
Total from investment operations                     (3.56)
--------------------------------------------------------------------------------------------------------------
Net asset value, end of period                       $6.03
--------------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)                $--
--------------------------------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(d),(e)                          .90%(f)
--------------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(e),(g),(h)                      .90%(f)
--------------------------------------------------------------------------------------------------------------
Net investment income (loss)                         2.14%(f)
--------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                61%
--------------------------------------------------------------------------------------------------------------
Total return                                       (37.12%)(i)
--------------------------------------------------------------------------------------------------------------


(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) For the period from Aug. 1, 2008 (when shares became publicly available) to Oct. 31, 2008.
(c) Per share amount has been calculated using the average shares outstanding method.
(d) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances.
(e) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratio.
(f) Adjusted to an annual basis.
(g) The investment Manager and its affiliates have agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment.
(h) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earning and bank fee credits on cash balances. Earnings and bank fee credits for the year ended Oct. 31, 2008 were less than 0.01% of average net assets.
(i) Not annualized.

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
     RIVERSOURCE DISCIPLINED INTERNATIONAL EQUITY FUND -- 2008 ANNUAL REPORT  39

FINANCIAL HIGHLIGHTS (continued) -----------------------------------------------


CLASS W


PER SHARE INCOME AND CAPITAL CHANGES(a)
Fiscal period ended Oct. 31,                          2008     2007(b)
Net asset value, beginning of period                $13.05       $10.13
--------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(c)                        .23          .13
Net gains (losses) (both realized and
 unrealized)                                         (7.00)        2.89
--------------------------------------------------------------------------------------------------------------
Total from investment operations                     (6.77)        3.02
--------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                  (.10)        (.09)
Distributions from realized gains                     (.16)        (.01)
--------------------------------------------------------------------------------------------------------------
Total distributions                                   (.26)        (.10)
--------------------------------------------------------------------------------------------------------------
Net asset value, end of period                       $6.02       $13.05
--------------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)               $249         $426
--------------------------------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(d),(e)                         1.35%        1.48%(f)
--------------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(e),(g),(h)                     1.35%        1.48%(f)
--------------------------------------------------------------------------------------------------------------
Net investment income (loss)                         2.32%        1.17%(f)
--------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                61%          47%
--------------------------------------------------------------------------------------------------------------
Total return                                       (52.81%)      30.03%(i)
--------------------------------------------------------------------------------------------------------------


(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) For the period from Dec. 1, 2006 (when shares became publicly available) to Oct. 31, 2007.
(c) Per share amounts have been calculated using the average shares outstanding method.
(d) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances.
(e) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(f) Adjusted to an annual basis.
(g) The Investment Manager and its affiliates have agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment.
(h) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances. Earnings and bank fee credits for the year ended Oct. 31, 2008 were less than 0.01% of average net assets.
(i) Not annualized.

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
40  RIVERSOURCE DISCIPLINED INTERNATIONAL EQUITY FUND -- 2008 ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS --------------------------------------------------

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

RiverSource Disciplined International Equity Fund (the Fund) is a series of RiverSource International Series, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. RiverSource International Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the Board of Directors (the Board). The Fund invests primarily in equity securities of foreign issuers or in instruments that provide exposure to foreign equity markets. The Fund may invest in securities of or instruments that provide exposure to both developed and emerging markets issuers.

The Fund offers Class A, Class B, Class C, Class I, Class R2, Class R3, Class R4, Class R5 and Class W shares.

-  Class A shares are sold with a front-end sales charge.

- Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth year of ownership.

-  Class C shares may be subject to a CDSC.

- Class I, Class R2, Class R3, Class R4 and Class R5 shares are sold without a front-end sales charge or CDSC and are offered to qualifying institutional investors. Class R2, Class R3 and Class R5 shares became available effective Aug. 1, 2008.

- Class W shares are sold without a front-end sales charge or CDSC and are offered through qualifying discretionary accounts.

At Oct. 31, 2008, RiverSource Investments, LLC (the Investment Manager) and the RiverSource affiliated funds-of-funds owned 100% of Class I shares, and the Investment Manager owned 100% of Class R2, Class R3 and Class R5 shares.

All classes of shares have identical voting, dividend and liquidation rights. Class specific expenses (e.g., distribution and service fees, transfer agency fees, plan administration services fees) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

The Fund's significant accounting policies are summarized below:

USE OF ESTIMATES
Preparing financial statements that conform to U.S. generally accepted accounting principles requires management to make estimates (e.g., on assets,

--------------------------------------------------------------------------------
     RIVERSOURCE DISCIPLINED INTERNATIONAL EQUITY FUND -- 2008 ANNUAL REPORT  41

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------


liabilities and contingent assets and liabilities) that could differ from actual results.

VALUATION OF SECURITIES
All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. When market quotes are not readily available, the pricing service, in determining fair values of debt securities, takes into consideration such factors as current quotations by broker/dealers, coupon, maturity, quality, type of issue, trading characteristics, and other yield and risk factors it deems relevant in determining valuations. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. The procedures adopted by the Board generally contemplate the use of fair valuation in the event that price quotations or valuations are not readily available, price quotations or valuations from other sources are not reflective of market value and thus deemed unreliable, or a significant event has occurred in relation to a security or class of securities (such as foreign securities) that is not reflected in price quotations or valuations from other sources. A fair value price is a good faith estimate of the value of a security at a given point in time.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange, including significant movements in the U.S. market after foreign exchanges have closed. Accordingly, in those situations, Ameriprise Financial, Inc. (Ameriprise Financial), parent company of the Investment Manager, as administrator to the Fund, will fair value foreign securities pursuant to procedures adopted by the Board, including utilizing a third party pricing service to determine these fair values. These procedures take into account multiple factors, including movements in the U.S. securities markets, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange.

Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost, which approximates fair value.


--------------------------------------------------------------------------------
42  RIVERSOURCE DISCIPLINED INTERNATIONAL EQUITY FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------


OPTION TRANSACTIONS
To produce incremental earnings, protect gains, and facilitate buying and selling of securities for investments, the Fund may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. Cash collateral may be collected by the Fund to secure certain over-the-counter options (OTC options) trades. Cash collateral held by the Fund for such option trades must be returned to the counterparty upon closure, exercise or expiration of the contract. The Fund also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. Option contracts, including OTC option contracts, with no readily available market value are valued using quotations obtained from independent brokers as of the close of the New York Stock Exchange. The Fund will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid. At Oct. 31, 2008, and for the year then ended, the Fund had no outstanding option contracts.

FUTURES TRANSACTIONS
To gain exposure to or protect itself from market changes, the Fund may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Fund also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Futures and options on futures are valued daily based upon the last sale price at the close of market on the principal exchange on which they are traded. Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes

--------------------------------------------------------------------------------
     RIVERSOURCE DISCIPLINED INTERNATIONAL EQUITY FUND -- 2008 ANNUAL REPORT  43

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------



in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

FOREIGN CURRENCY TRANSLATIONS AND FORWARD FOREIGN CURRENCY CONTRACTS
Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the Statement of Operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes. At Oct. 31, 2008, foreign currency holdings consisted of primarily Australian Dollars.

The Fund may enter into forward foreign currency contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the counterparty will not complete its contract obligations. At Oct. 31, 2008, the Fund had no outstanding forward foreign currency contracts.

GUARANTEES AND INDEMNIFICATIONS
Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

FEDERAL TAXES
The Fund's policy is to comply with Subchapter M of the Internal Revenue Code that applies to regulated investment companies and to distribute substantially all of its taxable income to shareholders. No provision for income or excise taxes is thus required.

Financial Accounting Standards Board (FASB) Interpretation 48 (FIN 48), "Accounting for Uncertainty in Income Taxes," clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement 109,

--------------------------------------------------------------------------------
44  RIVERSOURCE DISCIPLINED INTERNATIONAL EQUITY FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------



"Accounting for Income Taxes." FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Generally, the tax authorities can examine all the tax returns filed for the last three years.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of futures contracts, foreign currency transactions, passive foreign investment company (PFIC) holdings, and losses deferred due to wash sales. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

On the Statement of Assets and Liabilities, as a result of permanent book-to-tax differences, undistributed net investment income has been increased by $325,082 and accumulated net realized loss has been increased by $325,082.

The tax character of distributions paid for the years indicated is as follows:

YEAR ENDED OCT. 31,                           2008*     2007**
---------------------------------------------------------------
CLASS A
Distributions paid from:
    Ordinary income......................  $  545,929  $ 94,945
    Long-term capital gain...............      49,969     6,731
CLASS B
Distributions paid from:
    Ordinary income......................      66,415     2,259
    Long-term capital gain...............       7,073       178
CLASS C
Distributions paid from:
    Ordinary income......................       8,303       371
    Long-term capital gain...............         912        33
CLASS I
Distributions paid from:
    Ordinary income......................   4,087,117   646,429
    Long-term capital gain...............     336,337    39,034


--------------------------------------------------------------------------------
     RIVERSOURCE DISCIPLINED INTERNATIONAL EQUITY FUND -- 2008 ANNUAL REPORT  45

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------


YEAR ENDED OCT. 31,                           2008*     2007**
---------------------------------------------------------------
CLASS R4
Distributions paid from:
    Ordinary income......................  $    1,047  $    175
    Long-term capital gain...............          90        11
CLASS W
Distributions paid from:
    Ordinary income......................   8,724,681     1,511
    Long-term capital gain...............     783,671        91


 * Class R2, Class R3 and Class R5 are for the period from Aug. 1, 2008 (when shares became publicly available) to Oct. 31, 2008.
**  Class W is for the period from Dec. 1, 2006 (inception date) to Oct. 31,
    2007.

At Oct. 31, 2008, the components of distributable earnings on a tax basis are as follows:

Undistributed ordinary income.................  $  15,854,186
Undistributed accumulated long-term gain......  $          --
Accumulated realized loss.....................  $ (23,521,188)
Unrealized appreciation (depreciation)........  $(379,535,002)


RECENT ACCOUNTING PRONOUNCEMENTS
In March 2008, the FASB issued Statement of Financial Accounting Standards No. 161 (SFAS 161), "Disclosures about Derivative Instruments and Hedging
Activities -- an amendment of FASB Statement No. 133," which requires enhanced disclosures about a fund's derivative and hedging activities. Funds are required to provide enhanced disclosures about (a) how and why a fund uses derivative instruments, (b) how derivative instruments and related hedged items are accounted for under SFAS 133 and its related interpretations, and (c) how derivative instruments and related hedged items affect a fund's financial position, financial performance, and cash flows. SFAS 161 is effective for financial statements issued for periods beginning after Nov. 15, 2008. As of Oct. 31, 2008, management does not believe the adoption of SFAS 161 will impact the financial statement amounts; however, additional footnote disclosures may be required about the use of derivative instruments and hedging items.

On Sept. 20, 2006, the FASB released Statement of Financial Accounting Standards No. 157 "Fair Value Measurements" (SFAS 157). SFAS 157 establishes an authoritative definition of fair value, sets out a hierarchy for measuring fair value, and requires additional disclosures about the inputs used to develop the measurements of fair value and the effect of certain measurements reported in the Statement of Operations for a fiscal period. The application of SFAS 157 will be effective for the Fund's fiscal year beginning Nov. 1, 2008. The adoption of SFAS 157 is not anticipated to have a material impact on the

--------------------------------------------------------------------------------
46  RIVERSOURCE DISCIPLINED INTERNATIONAL EQUITY FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------



Fund's financial statements; however, additional disclosures will be required about the inputs used to develop the measurements of fair value and the effect of certain measurements reported in the Statement of Operations for a fiscal period.

DIVIDENDS TO SHAREHOLDERS
An annual dividend from net investment income, declared and paid at the end of the calendar year, when available, is reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the income dividend.

OTHER
Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities. Interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

2. EXPENSES AND SALES CHARGES

INVESTMENT MANAGEMENT SERVICES FEES
Under an Investment Management Services Agreement, the Investment Manager determines which securities will be purchased, held or sold. The management fee is a percentage of the Fund's average daily net assets that declines from 0.80% to 0.57% annually as the Fund's assets increase. The fee may be adjusted upward or downward by a performance incentive adjustment determined monthly by measuring the percentage difference over a rolling 12-month period between the annualized performance of one Class A share of the Fund and the annualized performance of the Lipper International Large-Cap Core Funds Index. In certain circumstances, the Board may approve a change in the index. The maximum adjustment is 0.12% per year. If the performance difference is less than 0.50%, the adjustment will be zero. The adjustment decreased the management fee by $213,635 for the year ended Oct. 31, 2008. The management fee for the year ended Oct. 31, 2008 was 0.75% of the Fund's average daily net assets, including the adjustment under the terms of the performance incentive arrangement.

ADMINISTRATIVE SERVICES FEES
Under an Administrative Services Agreement, the Fund pays Ameriprise Financial a fee for administration and accounting services at a percentage of the Fund's average daily net assets that declines from 0.08% to 0.05% annually as the Fund's assets increase. The fee for the year ended Oct. 31, 2008 was 0.08% of the Fund's average daily net assets.


--------------------------------------------------------------------------------
     RIVERSOURCE DISCIPLINED INTERNATIONAL EQUITY FUND -- 2008 ANNUAL REPORT  47

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------


OTHER FEES
Other expenses are for, among other things, certain expenses of the Fund or the Board including: Fund boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. Payment of these Fund and Board expenses is facilitated by a company providing limited administrative services to the Fund and the Board. For the year ended Oct. 31, 2008, other expenses paid to this company were $3,700.

COMPENSATION OF BOARD MEMBERS
Compensation of board members includes, for a former Board Chair, compensation as well as retirement benefits. Certain other aspects of a former Board Chair's compensation, including health benefits and payment of certain other expenses, are included under other expenses.

Under a Deferred Compensation Plan (the Plan), non-interested board members may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or other RiverSource funds. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

TRANSFER AGENCY FEES
Under a Transfer Agency Agreement, RiverSource Service Corporation (the Transfer Agent) maintains shareholder accounts and records. The Fund pays the Transfer Agent an annual account-based fee at a rate equal to $19.50 for Class A, $20.50 for Class B and $20.00 for Class C for this service. The Fund also pays the Transfer Agent an annual asset-based fee at a rate of 0.05% of the Fund's average daily net assets attributable to Class R2, Class R3, Class R4 and Class R5 shares and an annual asset-based fee at a rate of 0.20% of the Fund's average daily net assets attributable to Class W shares.

The Transfer Agent charges an annual fee of $5 per inactive account, charged on a pro rata basis for 12 months from the date the account becomes inactive. These fees are included in the transfer agency fees on the Statement of Operations.

PLAN ADMINISTRATION SERVICES FEES
Under a Plan Administration Services Agreement with the Transfer Agent, the Fund pays an annual fee at a rate of 0.25% of the Fund's average daily net assets attributable to Class R2, Class R3 and Class R4 shares for the provision of various administrative, recordkeeping, communication and educational services.

DISTRIBUTION FEES
The Fund has an agreement with RiverSource Distributors, Inc. (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of

--------------------------------------------------------------------------------
48  RIVERSOURCE DISCIPLINED INTERNATIONAL EQUITY FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------


Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate of up to 0.25% of the Fund's average daily net assets attributable to Class A, Class R3 and Class W shares, a fee at an annual rate of up to 0.50% of the Fund's average daily net assets attributable to Class R2 shares and a fee at an annual rate of up to 1.00% of the Fund's average daily net assets attributable to Class B and Class C shares. For Class B and Class C shares, up to 0.75% of the fee is reimbursed for distribution expenses.

The amount of distribution expenses incurred by the Distributor and not yet reimbursed ("unreimbursed expense") was approximately $479,000 and $13,000 for Class B and Class C shares, respectively. These amounts are based on the most recent information available as of Oct. 31, 2008, and may be recovered from future payments under the distribution plan or CDSC. To the extent the unreimbursed expense has been fully recovered, the distribution fee is reduced.

SALES CHARGES
Sales charges received by the Distributor for distributing Fund shares were $159,312 for Class A, $8,969 for Class B and $411 for Class C for the year ended Oct. 31, 2008.

EXPENSES WAIVED/REIMBURSED BY THE INVESTMENT MANAGER AND ITS AFFILIATES
For the year ended Oct. 31, 2008, the Investment Manager and its affiliates waived/reimbursed certain fees and expenses such that net expenses (excluding fees and expenses of acquired funds*), including the adjustment under the terms of a performance incentive arrangement, were as follows:

Class R2............................................  1.44%
Class R3............................................  1.19
Class R4............................................  0.95


The waived/reimbursed fees and expenses for the plan administration services fees at the class level were as follows:

Class R2...........................................  $  3
Class R3...........................................     3
Class R4...........................................   244


Under an agreement which was effective until Oct. 31, 2008, the Investment Manager and its affiliates contractually agreed to waive certain fees and expenses such that net expenses (excluding fees and expenses of acquired funds*), before

--------------------------------------------------------------------------------
     RIVERSOURCE DISCIPLINED INTERNATIONAL EQUITY FUND -- 2008 ANNUAL REPORT  49

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------


giving effect to any performance incentive adjustment, would not exceed the following percentage of the Fund's average daily net assets:

Class A.............................................  1.50%
Class B.............................................  2.26
Class C.............................................  2.26
Class I.............................................  1.12
Class R2............................................  1.92
Class R3............................................  1.67
Class R4............................................  1.37
Class R5............................................  1.17
Class W.............................................  1.57


Effective Nov. 1, 2008, the Investment Manager and its affiliates have contractually agreed to waive certain fees and expenses until Oct. 31, 2009, unless sooner terminated at the discretion of the Board, such that net expenses (excluding fees and expenses of acquired funds*), before giving effect to any performance incentive adjustment, will not exceed the following percentage of the Fund's average daily net assets:

Class R4............................................  1.37%


* In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the funds in which it invests (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds). Because the acquired funds have varied expense and fee levels and the Fund may own different proportions of acquired funds at different times, the amount of fees and expenses incurred indirectly by the Fund will vary.

EARNINGS AND BANK FEE CREDITS
During the year ended Oct. 31, 2008, the Fund's custodian and transfer agency fees were reduced by $1,087 as a result of earnings and bank fee credits from overnight cash balances. The Fund pays custodian fees to Ameriprise Trust Company, a subsidiary of Ameriprise Financial.

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $661,748,768 (including $192,198,944 from RiverSource International Equity Fund that was acquired in the fund merger as described in
Note 7) and $407,007,626, respectively, for the year ended Oct. 31, 2008. Realized gains and losses are determined on an identified cost basis.


--------------------------------------------------------------------------------
50  RIVERSOURCE DISCIPLINED INTERNATIONAL EQUITY FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------


4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the periods indicated are as follows:

                                       YEAR ENDED OCT. 31, 2008*
                                         ISSUED FOR
                               FUND      REINVESTED                        NET
                   SOLD       MERGER   DISTRIBUTIONS    REDEEMED   INCREASE (DECREASE)
--------------------------------------------------------------------------------------
Class A          2,149,576  8,485,254      52,111      (3,214,704)      7,472,237
Class B            320,154  1,827,044       6,458        (744,124)      1,409,532
Class C             41,521    155,443         735         (40,730)        156,969
Class I          4,794,438  6,653,955     391,778      (9,744,855)      2,095,316
Class R2               509         --          --              --             509
Class R3               509         --          --              --             509
Class R4                --     11,178          77          (6,457)          4,798
Class R5               509         --          --              --             509
Class W         30,213,146         --     844,425     (22,281,511)      8,776,060
--------------------------------------------------------------------------------------



                                         YEAR ENDED OCT. 31, 2007**
                                         ISSUED FOR
                                         REINVESTED                       NET
                              SOLD     DISTRIBUTIONS   REDEEMED   INCREASE (DECREASE)
-------------------------------------------------------------------------------------
Class A                     1,880,774       1,710     (1,087,486)         794,998
Class B                       247,006         222        (22,404)         224,824
Class C                        32,008          13         (1,955)          30,066
Class I                    11,624,967      65,964     (3,221,752)       8,469,179
Class R4                        4,271           9           (302)           3,978
Class W                    41,757,212         150     (9,141,777)      32,615,585
-------------------------------------------------------------------------------------


 * Class R2, Class R3 and Class R5 are for the period from Aug. 1, 2008 (when shares became publicly available) to Oct. 31, 2008.
**  Class W is for the period from Dec. 1, 2006 (inception date) to Oct. 31,
    2007.

5. AFFILIATED MONEY MARKET FUND

The Fund may invest its daily cash balance in RiverSource Short-Term Cash Fund, a money market fund established for the exclusive use of the RiverSource funds and other institutional clients of RiverSource Investments. The cost of the Fund's purchases and proceeds from sales of shares of the RiverSource Short-Term Cash Fund aggregated $319,060,387 and $306,820,457, respectively, for the year ended Oct. 31, 2008. The income distributions received with respect to the Fund's investment in RiverSource Short-Term Cash Fund can be found on the Statement of Operations and the Fund's invested balance in RiverSource Short-Term Cash Fund at Oct. 31, 2008, can be found in the Portfolio of Investments.


--------------------------------------------------------------------------------
     RIVERSOURCE DISCIPLINED INTERNATIONAL EQUITY FUND -- 2008 ANNUAL REPORT  51

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------


6. BANK BORROWINGS

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A. (JPMCB), whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility became effective on Oct. 16, 2008, replacing a prior credit facility. The credit facility agreement, which is a collective agreement between the Fund and certain other RiverSource funds, severally and not jointly, permits collective borrowings up to $475 million. The borrowers shall have the right, upon written notice to the Administrative Agent to request an increase of up to $175 million in the aggregate amount of the credit facility from new or existing lenders, provided that the aggregate amount of the credit facility shall at no time exceed $650 million. Participation in such increase by any existing lender shall be at such lender's sole discretion. Interest is charged to each Fund based on its borrowings at a rate equal to the federal funds rate plus 0.75%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.06% per annum, in addition to an upfront fee equal to its pro rata share of 0.02% of the amount of the credit facility. The Fund had no borrowings during the year ended Oct. 31, 2008.

Under the prior credit facility which was effective until Oct. 15, 2008, the Fund had entered into a revolving credit facility with a syndicate of banks headed by JPMorgan Chase Bank, N.A. (JPMCB), whereby the Fund was permitted to borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, which was a collective agreement between the Fund and certain other RiverSource funds, severally and not jointly, permitted collective borrowings up to $500 million. Interest was charged to each Fund based on its borrowings at a rate equal to the federal funds rate plus 0.30%. Each borrowing under the credit facility matured no later than 60 days after the date of borrowing. The Fund also paid a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.06% per annum.

7. FUND MERGER

At the close of business on March 14, 2008, RiverSource Disciplined International Equity Fund acquired the assets and assumed the identified liabilities of RiverSource International Equity Fund. The reorganization was completed after shareholders approved the plan on Jan. 29, 2008.


--------------------------------------------------------------------------------
52  RIVERSOURCE DISCIPLINED INTERNATIONAL EQUITY FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------


The aggregate net assets of RiverSource Disciplined International Equity Fund immediately before the acquisition were $608,113,836 and the combined net assets immediately after the acquisition were $784,324,248.

The merger was accomplished by a tax-free exchange of 31,950,545 shares of RiverSource International Equity Fund valued at $176,210,412.

In exchange for the RiverSource International Equity Fund shares and net assets, RiverSource Disciplined International Equity Fund issued the following number of shares:

                                                     SHARES
------------------------------------------------------------
Class A..........................................  8,485,254
Class B..........................................  1,827,044
Class C..........................................    155,443
Class I..........................................  6,653,955
Class R4.........................................     11,178


RiverSource International Equity Fund's net assets after adjustments for any permanent book-to-tax differences at the merger date were as follows:

                                                                                 EXCESS OF
                                                              ACCUMULATED   DISTRIBUTIONS OVER
                       TOTAL        CAPITAL     UNREALIZED        NET         NET INVESTMENT
                    NET ASSETS       STOCK     DEPRECIATION  REALIZED LOSS        INCOME
----------------------------------------------------------------------------------------------
RiverSource
  International
  Equity Fund....  $176,210,412  $195,593,605  $(19,207,049)   $(174,218)         $(1,926)


8. CAPITAL LOSS CARRY-OVER

For federal income tax purposes, the Fund had a capital loss carry-over of $23,521,188 at Oct. 31, 2008, that if not offset by capital gains will expire in 2016. It is unlikely the Board will authorize a distribution of any net realized capital gains until the available capital loss carry-over has been offset or expires.

9. RISKS RELATING TO CERTAIN INVESTMENTS

FOREIGN\EMERGING MARKETS RISK
Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuation currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities. Investing in emerging markets may accentuate these risks.


--------------------------------------------------------------------------------
     RIVERSOURCE DISCIPLINED INTERNATIONAL EQUITY FUND -- 2008 ANNUAL REPORT  53

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------


10. INFORMATION REGARDING PENDING AND SETTLED LEGAL PROCEEDINGS

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc., was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company mutual funds and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota. In response to defendants' motion to dismiss the complaint, the Court dismissed one of plaintiffs' four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants' favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals on August 8, 2007.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the RiverSource Funds' Boards of Directors/Trustees.

On November 7, 2008, RiverSource Investments, LLC, a subsidiary of Ameriprise Financial, Inc., acquired J. & W. Seligman & Co., Inc. (Seligman). In late 2003, Seligman conducted an extensive internal review concerning mutual fund trading practices. Seligman's review, which covered the period 2001-2003, noted one arrangement that permitted frequent trading in certain open-end registered investment companies managed by Seligman (the Seligman Funds);

--------------------------------------------------------------------------------
54  RIVERSOURCE DISCIPLINED INTERNATIONAL EQUITY FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------



this arrangement was in the process of being closed down by Seligman before September 2003. Seligman identified three other arrangements that permitted frequent trading, all of which had been terminated by September 2002. In January 2004, Seligman, on a voluntary basis, publicly disclosed these four arrangements to its clients and to shareholders of the Seligman Funds. Seligman also provided information concerning mutual fund trading practices to the SEC and the Office of the Attorney General of the State of New York (NYAG). In September 2005, the New York staff of the SEC indicated that it was considering recommending to the Commissioners of the SEC the instituting of a formal action against Seligman and the distributor of the Seligman Funds, Seligman Advisors, Inc., relating to frequent trading in the Seligman Funds. Seligman responded to the staff in October 2005 that it believed that any action would be both inappropriate and unnecessary, especially in light of the fact that Seligman had previously resolved the underlying issue with the Independent Directors of the Seligman Funds and made recompense to the affected Seligman Funds.

In September 2006, the NYAG commenced a civil action in New York State Supreme Court against Seligman, Seligman Advisors, Inc., Seligman Data Corp. (transfer agent for the Seligman Funds) and Brian T. Zino (collectively, the Seligman Parties), alleging, in substance, that, in addition to the four arrangements noted above, the Seligman Parties permitted other persons to engage in frequent trading and, as a result, the prospectus disclosure used by the registered investment companies managed by Seligman is and has been misleading. The NYAG included other related claims and also claimed that the fees charged by Seligman to the Seligman Funds were excessive. The NYAG is seeking damages of at least $80 million and restitution, disgorgement, penalties and costs and injunctive relief. The Seligman Parties answered the complaint in December 2006 and believe that the claims are without merit. Any resolution of these matters may include the relief noted above or other sanctions or changes in procedures. Any damages would be paid by Seligman and not by the Seligman Funds. If the NYAG obtains injunctive relief, Seligman and its affiliates could, in the absence of the SEC in its discretion granting exemptive relief, be enjoined from providing advisory and underwriting services to the Seligman Funds and other registered investment companies. Seligman does not believe that the foregoing legal action or other possible actions will have a material adverse impact on Seligman or its clients, including the Seligman Funds and other investment companies managed by it; however, there can be no assurance of this or that these matters and any related publicity will not affect demand for shares of the Seligman Funds and such other investment companies or have other adverse consequences.


--------------------------------------------------------------------------------
     RIVERSOURCE DISCIPLINED INTERNATIONAL EQUITY FUND -- 2008 ANNUAL REPORT  55

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------


Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

11. SUBSEQUENT EVENT

Effective Dec. 15, 2008, the Fund will pay custodian fees to JPMorgan Chase Bank, NA.


--------------------------------------------------------------------------------
56  RIVERSOURCE DISCIPLINED INTERNATIONAL EQUITY FUND -- 2008 ANNUAL REPORT

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ------------------------

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF
RIVERSOURCE DISCIPLINED INTERNATIONAL EQUITY FUND:


We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of RiverSource Disciplined International Equity Fund (the Fund) (one of the portfolios constituting the RiverSource International Series, Inc) as of October 31, 2008, and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of the Fund for the periods presented through October 31, 2006, were audited by other auditors whose report dated December 20, 2006, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2008, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.


--------------------------------------------------------------------------------
     RIVERSOURCE DISCIPLINED INTERNATIONAL EQUITY FUND -- 2008 ANNUAL REPORT  57

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM (continued) ------------


In our opinion, the financial statements and financial highlights audited by us as referred to above present fairly, in all material respects, the financial position of RiverSource Disciplined International Equity Fund of the RiverSource International Series, Inc. at October 31, 2008, the results of its operations for the year then ended, and changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with U.S. generally accepted accounting principles.

                                                           /s/ Ernst & Young LLP
Minneapolis, Minnesota
December 19, 2008


--------------------------------------------------------------------------------
58  RIVERSOURCE DISCIPLINED INTERNATIONAL EQUITY FUND -- 2008 ANNUAL REPORT

FEDERAL INCOME TAX INFORMATION -------------------------------------------------
(UNAUDITED)

The Fund is required by the Internal Revenue Code of 1986 to tell its shareholders about the tax treatment of the dividends it pays during its fiscal year. The dividends listed below are reported to you on Form 1099-DIV, Dividends and Distributions. Shareholders should consult a tax advisor on how to report distributions for state and local tax purposes.

Fiscal year ended Oct. 31, 2008

INCOME DISTRIBUTIONS -- the Fund designates the following tax attributes for distributions:
    Qualified Dividend Income for individuals....................       100%
    Dividends Received Deduction for corporations................      0.54%
    U.S. Government Obligations..................................      0.00%
CAPITAL GAIN DISTRIBUTION -- the Fund designates $1,178,052 to be taxed as long-term capital gain.


The Fund also designates as distributions of long-term gains, to the extent necessary to fully distribute such capital gains, earnings and profits distributed to shareholders on the redemption of shares.


--------------------------------------------------------------------------------
     RIVERSOURCE DISCIPLINED INTERNATIONAL EQUITY FUND -- 2008 ANNUAL REPORT  59

BOARD MEMBERS AND OFFICERS -----------------------------------------------------

Shareholders elect a Board that oversees the Fund's operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following is a list of the Fund's Board members. The RiverSource complex of funds that each Board member oversees consists of 162 funds, which includes 104 RiverSource funds and 58 Seligman funds. Board members serve until the next regular shareholders' meeting or until he or she reaches the mandatory retirement age established by the Board. Under the current Board policy, members may serve until the end of the meeting following their 75th birthday, or the fifteenth anniversary of the first Board meeting they attended as members of the Board, whichever occurs first. This policy does not apply to Ms. Jones who may retire after her 75th birthday.

INDEPENDENT BOARD MEMBERS

NAME,                      POSITION HELD
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION                                     OTHER
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS                                   DIRECTORSHIPS
------------------------------------------------------------------------------------------------------------------------------
Kathleen Blatz             Board member since    Chief Justice, Minnesota Supreme Court, 1998-2006;       None
901 S. Marquette Ave.      2006                  Attorney
Minneapolis, MN 55402
Age 54
------------------------------------------------------------------------------------------------------------------------------

Arne H. Carlson            Board member since    Chair, RiverSource Funds, 1999-2006; former Governor of  None
901 S. Marquette Ave.      1999                  Minnesota
Minneapolis, MN 55402
Age 74
------------------------------------------------------------------------------------------------------------------------------

Pamela G. Carlton          Board member since    President, Springboard -- Partners in Cross Cultural     None
901 S. Marquette Ave.      2007                  Leadership (consulting company)
Minneapolis, MN 55402
Age 54
------------------------------------------------------------------------------------------------------------------------------

Patricia M. Flynn          Board member since    Trustee Professor of Economics and Management, Bentley   None
901 S. Marquette Ave.      2004                  College; former Dean, McCallum Graduate School of
Minneapolis, MN 55402                            Business, Bentley College
Age 58
------------------------------------------------------------------------------------------------------------------------------

Anne P. Jones              Board member since    Attorney and Consultant                                  None
901 S. Marquette Ave.      1985
Minneapolis, MN 55402
Age 73
------------------------------------------------------------------------------------------------------------------------------

Jeffrey Laikind, CFA       Board member since    Former Managing Director, Shikiar Asset Management       American Progressive
901 S. Marquette Ave.      2005                                                                           Insurance
Minneapolis, MN 55402
Age 73
------------------------------------------------------------------------------------------------------------------------------

Stephen R. Lewis, Jr.      Chair of the Board    President Emeritus and Professor of Economics, Carleton  Valmont Industries,
901 S. Marquette Ave.      since 2007,           College                                                  Inc. (manufactures
Minneapolis, MN 55402      Board member since                                                             irrigation systems)
Age 69                     2002

------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
60  RIVERSOURCE DISCIPLINED INTERNATIONAL EQUITY FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------

NAME,                      POSITION HELD
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION                                     OTHER
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS                                   DIRECTORSHIPS
------------------------------------------------------------------------------------------------------------------------------
John F. Maher              Board member since    Retired President and Chief Executive Officer and        None
901 S. Marquette Ave.      2008                  former Director, Great Western Financial Corporation
Minneapolis, MN 55402                            (bank holding company) and its principal subsidiary,
Age 64                                           Great Western Bank (federal savings bank)
------------------------------------------------------------------------------------------------------------------------------

Catherine James Paglia     Board member since    Director, Enterprise Asset Management, Inc. (private     None
901 S. Marquette Ave.      2004                  real estate and asset management company)
Minneapolis, MN 55402
Age 56
------------------------------------------------------------------------------------------------------------------------------

Leroy C. Richie            Board member since    Counsel, Lewis & Munday, P.C.; Director, Vibration       Lead Outside
901 S. Marquette Ave.      2008                  Control Technologies, LLC (auto vibration technology);   Director, Digital
Minneapolis, MN 55402                            Director and Chairman, Highland Park Michigan Economic   Ally, Inc. (digital
Age 66                                           Development Corp; and Chairman, Detroit Public Schools   imaging); and
                                                 Foundation. Formerly, Chairman and Chief Executive       Infinity, Inc. (oil
                                                 Officer, Q Standards Worldwide, Inc. (library of         and gas exploration
                                                 technical standards); Director, Kerr-McGee Corporation   and production);
                                                 (diversified energy and chemical company); Trustee, New  Director, OGE Energy
                                                 York University Law Center Foundation; Vice Chairman,    Corp. (energy and
                                                 Detroit Medical Center and Detroit Economic Growth       energy services
                                                 Corp.                                                    provider offering
                                                                                                          physical delivery
                                                                                                          and related services
                                                                                                          for both electricity
                                                                                                          and natural gas)
------------------------------------------------------------------------------------------------------------------------------
Alison Taunton-Rigby       Board member since    Chief Executive Officer and Director, RiboNovix, Inc.    Idera
901 S. Marquette Ave.      2002                  since 2003 (biotechnology); former President, Forester   Pharmaceutical, Inc.
Minneapolis, MN 55402                            Biotech                                                  (biotechnology);
Age 64                                                                                                    Healthways, Inc.
                                                                                                          (health management
                                                                                                          programs)
------------------------------------------------------------------------------------------------------------------------------





--------------------------------------------------------------------------------
     RIVERSOURCE DISCIPLINED INTERNATIONAL EQUITY FUND -- 2008 ANNUAL REPORT  61

BOARD MEMBERS AND OFFICERS (continued) -----------------------------------------


BOARD MEMBER AFFILIATED WITH RIVERSOURCE INVESTMENTS*


NAME,                      POSITION HELD
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION                                     OTHER
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS                                   DIRECTORSHIPS
------------------------------------------------------------------------------------------------------------------------------
William F. Truscott        Board member since    President -- U.S. Asset Management and Chief Investment  None
53600 Ameriprise           2001,                 Officer, Ameriprise Financial, Inc. and President,
Financial Center           Vice President since  Chairman of the Board and Chief Investment Officer,
Minneapolis, MN 55474      2002                  RiverSource Investments, LLC since 2005; Director,
Age 48                                           President and Chief Executive Officer, Ameriprise
                                                 Certificate Company and Chairman of the Board, Chief
                                                 Executive Officer and President, RiverSource
                                                 Distributors, Inc. since 2006; Senior Vice
                                                 President -- Chief Investment Officer, Ameriprise
                                                 Financial, Inc. and Chairman of the Board and Chief
                                                 Investment Officer, RiverSource Investments, LLC, 2001-
                                                 2005
------------------------------------------------------------------------------------------------------------------------------


* Interested person by reason of being an officer, director, security holder and/or employee of RiverSource Investments.

The SAI has additional information about the Fund's Board members and is available, without charge, upon request by calling RiverSource Funds at (888) 791-3380; contacting your financial institution; or visiting riversource.com/funds.


--------------------------------------------------------------------------------
62  RIVERSOURCE DISCIPLINED INTERNATIONAL EQUITY FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------


The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Vice President, the Fund's other officers are:

FUND OFFICERS


NAME,                      POSITION HELD
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS
--------------------------------------------------------------------------------------------------------
Patrick T. Bannigan        President since 2006  Director and Senior Vice President -- Asset Management,
172 Ameriprise Financial                         Products and Marketing, RiverSource Investments, LLC
Center                                           since 2006; Director and Vice President -- Asset
Minneapolis, MN 55474                            Management, Products and Marketing, RiverSource
Age 43                                           Distributors, Inc. since 2006; Managing Director and
                                                 Global Head of Product, Morgan Stanley Investment
                                                 Management, 2004-2006; President, Touchstone
                                                 Investments, 2002-2004
--------------------------------------------------------------------------------------------------------

Michelle M. Keeley         Vice President since  Executive Vice President -- Equity and Fixed Income,
172 Ameriprise Financial   2004                  Ameriprise Financial, Inc. and RiverSource Investments,
Center                                           LLC since 2006; Vice President -- Investments,
Minneapolis, MN 55474                            Ameriprise Certificate Company since 2003; Senior Vice
Age 44                                           President -- Fixed Income, Ameriprise Financial, Inc.,
                                                 2002-2006 and RiverSource Investments, LLC, 2004-2006
--------------------------------------------------------------------------------------------------------

Amy K. Johnson             Vice President since  Vice President -- Asset Management and Trust Company
5228 Ameriprise Financial  2006                  Services, RiverSource Investments, LLC since 2006; Vice
Center Minneapolis, MN                           President -- Operations and Compliance, RiverSource
55474                                            Investments, LLC, 2004-2006; Director of Product
Age 43                                           Development -- Mutual Funds, Ameriprise Financial,
                                                 Inc., 2001-2004
--------------------------------------------------------------------------------------------------------

Jeffrey P. Fox             Treasurer since 2002  Vice President -- Investment Accounting, Ameriprise
105 Ameriprise Financial                         Financial, Inc. since 2002; Chief Financial Officer,
Center                                           RiverSource Distributors, Inc. since 2006
Minneapolis, MN 55474
Age 53
--------------------------------------------------------------------------------------------------------

Scott R. Plummer           Vice President,       Vice President and Chief Counsel -- Asset Management,
5228 Ameriprise Financial  General Counsel and   Ameriprise Financial, Inc. since 2005; Chief Counsel,
Center                     Secretary since 2006  RiverSource Distributors, Inc. and Chief Legal Officer
Minneapolis, MN 55474                            and Assistant Secretary, RiverSource Investments, LLC
Age 49                                           since 2006; Vice President, General Counsel and
                                                 Secretary, Ameriprise Certificate Company since 2005;
                                                 Vice President -- Asset Management Compliance,
                                                 Ameriprise Financial, Inc., 2004-2005; Senior Vice
                                                 President and Chief Compliance Officer, USBancorp Asset
                                                 Management, 2002-2004
--------------------------------------------------------------------------------------------------------

Jennifer D. Lammers        Chief Compliance      U.S. Asset Management Chief Compliance Officer,
172 Ameriprise Financial   Officer since 2006    RiverSource Investments, LLC since 2006;
Center                                           Director -- Mutual Funds, Voyageur Asset Management,
Minneapolis, MN 55474                            2003-2006; Director of Finance, Voyageur Asset
Age 48                                           Management, 2000-2003

--------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
     RIVERSOURCE DISCIPLINED INTERNATIONAL EQUITY FUND -- 2008 ANNUAL REPORT  63

BOARD MEMBERS AND OFFICERS (continued) -----------------------------------------

NAME,                      POSITION HELD
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS
--------------------------------------------------------------------------------------------------------
Neysa M. Alecu             Money Laundering      Compliance Director and Anti-Money Laundering Officer,
2934 Ameriprise Financial  Prevention Officer    Ameriprise Financial, Inc. since 2004; Manager Anti-
Center                     since 2004            Money Laundering, Ameriprise Financial, Inc., 2003-
Minneapolis, MN 55474                            2004; Compliance Director and Bank Secrecy Act Officer,
Age 44                                           American Express Centurion Bank, 2000-2003
--------------------------------------------------------------------------------------------------------





--------------------------------------------------------------------------------
64  RIVERSOURCE DISCIPLINED INTERNATIONAL EQUITY FUND -- 2008 ANNUAL REPORT

PROXY VOTING -------------------------------------------------------------------

The policy of the Board is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling RiverSource Funds at (888) 791-3380; contacting your financial institution; visiting riversource.com/funds; or searching the website of the Securities and Exchange Commission (SEC) at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting riversource.com/funds; or searching the website of the SEC at www.sec.gov.


--------------------------------------------------------------------------------
     RIVERSOURCE DISCIPLINED INTERNATIONAL EQUITY FUND -- 2008 ANNUAL REPORT  65

RIVERSOURCE DISCIPLINED INTERNATIONAL EQUITY FUND
734 Ameriprise Financial Center
Minneapolis, MN 55474

RIVERSOURCE.COM/FUNDS


                                This report must be accompanied or preceded by the Fund's
                                current prospectus. RiverSource(R) mutual funds are
                                distributed by RiverSource Distributors, Inc., Member FINRA, and managed by RiverSource Investments, LLC. These companies are part of Ameriprise Financial, Inc.
(RIVERSOURCE INVESTMENTS LOGO)  (C) 2008 RiverSource Distributors, Inc.                            S-6506E (12/08)

Annual Report
and Prospectus                                               (THREADNEEDLE LOGO)

THREADNEEDLE
EUROPEAN EQUITY FUND

ANNUAL REPORT FOR
THE PERIOD ENDED
OCTOBER 31, 2008
(Prospectus also enclosed)

THREADNEEDLE EUROPEAN EQUITY FUND SEEKS TO PROVIDE
SHAREHOLDERS WITH CAPITAL APPRECIATION.


This annual report includes a prospectus that
describes in detail the Fund's objective,
investment strategy, risks, sales charges,
fees and other matters of interest. Please
read the prospectus carefully before you
invest or send money.                            (SINGLE STRATEGY FUNDS ICON)

TABLE OF CONTENTS --------------------------------------------------------------


Your Fund at a Glance..............    3
Manager Commentary.................    6
The Fund's Long-term Performance...   12
Fund Expenses Example..............   14
Portfolio of Investments...........   16
Statement of Assets and
  Liabilities......................   19
Statement of Operations............   20
Statements of Changes in Net
  Assets...........................   21
Financial Highlights...............   22
Notes to Financial Statements......   27
Report of Independent Registered
  Public Accounting Firm...........   42
Federal Income Tax Information.....   44
Board Members and Officers.........   45
Proxy Voting.......................   50



RIVERSOURCE FAMILY OF FUNDS
Threadneedle Funds are a part of the RiverSource family of funds that includes funds branded
"RiverSource," "RiverSource Partners," and
"Threadneedle." These funds share the same Board of Directors/Trustees and officers.

Please see the pages that follow this report for a list of mutual funds that are included in the RiverSource family of funds.

                     (DALBAR LOGO)

The RiverSource mutual fund shareholder reports have been awarded the Communications Seal from Dalbar Inc., an independent financial services research firm. The
Seal recognizes communications demonstrating a level of excellence in the industry.


--------------------------------------------------------------------------------
2  THREADNEEDLE EUROPEAN EQUITY FUND -- 2008 ANNUAL REPORT

YOUR FUND AT A GLANCE ----------------------------------------------------------

FUND SUMMARY
--------------------------------------------------------------------------------

> Threadneedle European Equity Fund (the Fund) Class A shares declined 42.70%
  (excluding sales charge) for the 12 months ended Oct. 31, 2008.

> The Fund outperformed its benchmark, the Morgan Stanley Capital International
  (MSCI) Europe Index, which fell 47.71%.

> The Lipper European Funds Index, representing the Fund's peer group, declined
  49.06% for the same time frame.

ANNUALIZED TOTAL RETURNS (for period ended Oct. 31, 2008)
--------------------------------------------------------------------------------


                                                                Since
                                  1 year  3 years  5 years  inception(a)
------------------------------------------------------------------------
Threadneedle European Equity
  Fund Class A (excluding sales
  charge)                        -42.70%   -1.36%   +4.68%      -2.05%
------------------------------------------------------------------------
MSCI Europe Index (unmanaged)    -47.71%   -3.83%   +4.93%      -0.27%
------------------------------------------------------------------------
Lipper European Funds Index      -49.06%   -3.56%   +5.55%     -0.45%
------------------------------------------------------------------------



(a) Fund data is from June 26, 2000. MCSI Europe Index and Lipper peer group data is from July 1, 2000.

(See "The Fund's Long-term Performance" for Index descriptions)

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial institution or visiting riversource.com/funds.

The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the table above. If reflected, returns would be lower than those shown. The performance of other classes may vary from that shown because of differences in expenses. See the Average Annual Total Returns table for performance of other share classes of the Fund.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes. It is not possible to invest directly in an index.


--------------------------------------------------------------------------------
                      THREADNEEDLE EUROPEAN EQUITY FUND -- 2008 ANNUAL REPORT  3

YOUR FUND AT A GLANCE (continued) ----------------------------------------------

STYLE MATRIX
--------------------------------------------------------------------------------



         STYLE
VALUE    BLEND   GROWTH
           X              LARGE
                          MEDIUM   SIZE
                          SMALL



Shading within the style matrix indicates areas in which the Fund is designed to generally invest.

The style matrix can be a valuable tool for constructing and monitoring your portfolio. It provides a frame of reference for distinguishing the types of stocks or bonds owned by a mutual fund, and may serve as a guideline for helping you build a portfolio.

Investment products, including shares of mutual funds, are not federally or FDIC-insured, are not deposits or obligations of, or guaranteed by any financial institution, and involve investment risks including possible loss of principal and fluctuation in value.




ANNUAL OPERATING EXPENSE RATIO
(as of the current prospectus)
--------------------------------------------------------------------------------

                     Total       Net
                   expenses  expenses(a)
----------------------------------------
Class A              1.58%      1.48%
----------------------------------------
Class B              2.32%      2.25%
----------------------------------------
Class C              2.33%      2.24%
----------------------------------------
Class I              1.08%      1.03%
----------------------------------------
Class R4             1.36%      1.33%
----------------------------------------



(a) The Investment Manager and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until Oct. 31, 2009, unless sooner terminated at the discretion of the Fund's Board. Any amounts waived will not be reimbursed by the Fund. Under this agreement, net fund expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment (that increased the management fee by 0.02% for the year ended Oct. 31, 2008), will not exceed 1.46% for Class A, 2.23% for Class B, 2.22% for Class C, 1.01% for Class I and 1.31% for Class R4.



International investing involves increased risk and volatility due to potential political and economic instability, currency fluctuations, and differences in financial reporting and accounting standards and oversight. Risks are particularly significant in emerging markets.


--------------------------------------------------------------------------------
4  THREADNEEDLE EUROPEAN EQUITY FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

AT OCT. 31, 2008
                                                                SINCE
Without sales charge               1 YEAR  3 YEARS  5 YEARS  INCEPTION*
Class A (inception 6/26/00)       -42.70%   -1.36%   +4.68%    -2.05%
-----------------------------------------------------------------------
Class B (inception 6/26/00)       -43.24%   -2.13%   +3.91%    -2.81%
-----------------------------------------------------------------------
Class C (inception 6/26/00)       -43.30%   -2.10%   +3.92%    -2.80%
-----------------------------------------------------------------------
Class I (inception 7/15/04)       -42.38%   -0.86%     N/A     +4.11%
-----------------------------------------------------------------------
Class R4 (inception 6/26/00)      -42.29%   -1.02%   +5.02%    -1.83%
-----------------------------------------------------------------------

With sales charge
Class A (inception 6/26/00)       -46.02%   -3.32%   +3.45%    -2.74%
-----------------------------------------------------------------------
Class B (inception 6/26/00)       -46.08%   -3.44%   +3.56%    -2.81%
-----------------------------------------------------------------------
Class C (inception 6/26/00)       -43.67%   -2.10%   +3.92%    -2.80%
-----------------------------------------------------------------------



AT SEPT. 30, 2008
                                                               SINCE
Without sales charge              1 YEAR  3 YEARS  5 YEARS  INCEPTION*
Class A (inception 6/26/00)      -24.82%   +4.82%  +10.63%    +0.48%
----------------------------------------------------------------------
Class B (inception 6/26/00)      -25.51%   +3.93%   +9.78%    -0.30%
----------------------------------------------------------------------
Class C (inception 6/26/00)      -25.40%   +3.98%   +9.80%    -0.28%
----------------------------------------------------------------------
Class I (inception 7/15/04)      -24.61%   +5.26%     N/A     +9.53%
----------------------------------------------------------------------
Class R4 (inception 6/26/00)     -24.48%   +5.15%  +10.96%    +0.70%
----------------------------------------------------------------------

With sales charge
Class A (inception 6/26/00)      -29.12%   +2.80%   +9.30%    -0.23%
----------------------------------------------------------------------
Class B (inception 6/26/00)      -29.24%   +2.68%   +9.50%    -0.30%
----------------------------------------------------------------------
Class C (inception 6/26/00)      -26.15%   +3.98%   +9.80%    -0.28%
----------------------------------------------------------------------



Class A share performance reflects the maximum sales charge of 5.75%. Class B share performance reflects a contingent deferred sales charge (CDSC) applied as follows: first year 5%; second and third years 4%; fourth year 3%; fifth year 2%; sixth year 1%; no sales charge thereafter. Class C shares may be subject to a 1% CDSC if shares are sold within one year after purchase. Sales charges do not apply to Class I and Class R4 shares. Class I and Class R4 shares are available to institutional investors only.

*   For classes with less than 10 years performance.


--------------------------------------------------------------------------------
                      THREADNEEDLE EUROPEAN EQUITY FUND -- 2008 ANNUAL REPORT  5

MANAGER COMMENTARY -------------------------------------------------------------



Below, Threadneedle European Equity Fund's portfolio manager Rob Jones of Threadneedle International Limited (Threadneedle) discusses the Fund's results and positioning for the fiscal year ended Oct. 31, 2008. Threadneedle, an indirect wholly-owned subsidiary of Ameriprise Financial, Inc., acts as the subadvisor to the Fund.

Dear Shareholders,

Threadneedle European Equity Fund (the Fund) Class A shares declined 42.70% (excluding sales charge) for the 12 months ended Oct. 31, 2008. The Fund outperformed its benchmark, the Morgan Stanley Capital International (MSCI) Europe Index (MSCI Europe Index), which fell 47.71%. The Lipper European Funds Index, representing the Fund's peer group, declined 49.06% for the same time frame.

SIGNIFICANT PERFORMANCE FACTORS
As the Fund's fiscal year began, the investment markets were already quite concerned about financial stocks, particularly companies with exposure to credit vehicles. However, problems in the financial sector were not yet affecting global economic activity and emerging market economies were still growing. Investors pondered whether commodity prices would remain high and whether emerging market economies could "decouple" from the rest of the world, continuing to grow despite slower economic activity in developed regions. Thus, the first part of the fiscal

COUNTRY DIVERSIFICATION (at Oct. 31, 2008; % of portfolio assets)
---------------------------------------------------------------------

Belgium                                     2.0%
------------------------------------------------
Finland                                     2.4%
------------------------------------------------
France                                     19.4%
------------------------------------------------
Germany                                    11.5%
------------------------------------------------
Ireland                                     0.7%
------------------------------------------------
Netherlands                                 6.4%
------------------------------------------------
Portugal                                    1.0%
------------------------------------------------
Spain                                       1.2%
------------------------------------------------
Sweden                                      0.5%
------------------------------------------------
Switzerland                                18.9%
------------------------------------------------
United Kingdom                             34.6%
------------------------------------------------
Other(1)                                    1.4%
------------------------------------------------


(1) Cash & Cash Equivalents.


--------------------------------------------------------------------------------
6  THREADNEEDLE EUROPEAN EQUITY FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------

year was characterized by financial sector weakness and robust gains in companies with exposure to commodities or emerging markets.

Subsequently, the situation for many financial companies deteriorated dramatically, lack of liquidity paralyzed the credit markets and there were clear signs of economic deterioration, even in emerging economies. Equity markets across the globe fell sharply and governments stepped in, rescuing failing companies and attempting to calm the markets by adding liquidity to the financial system.

Though the Fund's performance reflects the difficult environment, results relative to the MSCI Europe Index benefited from the Fund's sector positioning throughout the period. At the beginning of the fiscal year, the Fund was underweight in financials relative to the MSCI Europe Index, with minimal exposure to the banking sector. At the same time, we emphasized holdings of commodity stocks, especially mining firms. The Fund also had notable holdings of European companies with exposure to emerging markets. Examples included JERONIMO MARTINS, a Portuguese food retailer focused on Poland, STANDARD CHARTERED, a U.K. banking firm with a significant Asian business, and several Greek banks.

Over the course of the year, we increased the Fund's focus on defensive stocks, building exposure to pharmaceutical, health care and consumer staples stocks. Our rationale was that consumer staples companies such as NESTLE and BRITISH AMERICAN TOBACCO and pharmaceutical firms such as

TOP TEN HOLDINGS (at Oct. 31, 2008; % of portfolio assets)
---------------------------------------------------------------------

Roche Holding (Switzerland)                 5.4%
------------------------------------------------
Nestle (Switzerland)                        4.5%
------------------------------------------------
Total (France)                              3.9%
------------------------------------------------
BP (United Kingdom)                         3.3%
------------------------------------------------
BG Group (United Kingdom)                   3.1%
------------------------------------------------
British American Tobacco (United Kingdom)   3.1%
------------------------------------------------
Koninklijke (Royal) KPN (Netherlands)       2.8%
------------------------------------------------
HSBC Holdings (United Kingdom)              2.5%
------------------------------------------------
Fresenius Medical Care & Co (Germany)       2.5%
------------------------------------------------
Vodafone Group (United Kingdom)             2.4%
------------------------------------------------


For further detail about these holdings, please refer to the section entitled "Portfolio of Investments."

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.


--------------------------------------------------------------------------------
                      THREADNEEDLE EUROPEAN EQUITY FUND -- 2008 ANNUAL REPORT  7

MANAGER COMMENTARY (continued) -------------------------------------------------


ROCHE HOLDING, ASTRAZENECA and NOVARTIS had relatively steady earnings streams, were less dependent on economic activity and were trading at historically low valuations. We saw these as compelling opportunities. Simultaneously, we reduced holdings of industrial and technology companies, which we considered vulnerable to the economic slowdown. We also maintained the Fund's underweight in financials, believing there was still downside risk in the sector. The shift toward more defensive positioning was beneficial.

To summarize how the Fund's positioning contributed to its outperformance of the MSCI Europe Index, having a smaller financials positions than the MSCI Europe Index added to relative performance, as did our reduction in the industrials position. Having larger positions in pharmaceuticals, other health care stocks and consumer staples stocks also added to relative performance.

Early in the period, the Fund had smaller weightings in telecommunications and utilities than the MSCI Europe Index. Though we later added to those positions, the initial underweights detracted. The Fund's emphasis on companies with exposure to emerging markets was beneficial in the first half of the period, but continuing to hold those stocks in the latter part of the year was disadvantageous.

CHANGES TO THE FUND'S PORTFOLIO
As we became more concerned about the extent of the global economic slowdown during the first calendar quarter of 2008, we reduced exposure to European industrial stocks, particularly mid-cap companies that depended on the domestic European economies. We sold several German stocks including truck manufacturer MAN, sports car maker PORSCHE AUTOMOBIL HOLDING and tire and auto parts maker CONTINENTAL. We also sold VALLOUREC, a French company that makes seamless pipes for the oil industry, and ROLLS-ROYCE, the U.K. civil aviation engine company.

The portfolio had been underweight in pharmaceutical companies and overweight in consumer defensive areas. As discussed above, we added to both sectors, moving to an overweight in pharmaceuticals and increasing the overweight in defensive consumer stocks. In addition to the pharmaceutical stocks noted above, we also added health care stocks FRESENIUS MEDICAL CARE & CO., a renal care company, and SYNTHES, a company that produces equipment used in reconstructive surgery for trauma victims.

Through most of the year, we remained optimistic that emerging markets could continue to grow faster than the developed nations, so we continued

--------------------------------------------------------------------------------
8  THREADNEEDLE EUROPEAN EQUITY FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------


to emphasize companies with exposure to the emerging markets. We bought PRUDENTIAL which has a large Asian insurance business. Later in the period, as we became more concerned that difficulties in the developed markets would hinder emerging markets, we repositioned the Fund's commodity holdings, selling two mining companies ANGLO AMERICAN and LONMIN, as well as SAIPEM, an Italian oil services company. In their place, we bought larger, high dividend yield stocks such as ROYAL DUTCH SHELL and BP. We consider these stocks more defensive and believe their earnings streams are more secure. Toward the end of the period, we also reduced our holdings of companies with significant business in the emerging markets.

We added to the Fund's telecommunications holdings including purchases of KONINKLIJKE (ROYAL) KPN, the Dutch telecommunications company, and FRANCE TELECOM and increased the weighting in utilities with purchases of French utility GDF SUEZ and U.K. electricity supplier CENTRICA. The Fund's turnover rate for the fiscal year was 180%.

To summarize current positioning, the Fund has greater emphasis on defensive stocks compared to the MSCI Europe Index, which includes overweights in health care firms and consumer staples companies, for example food retailers. The Fund has less emphasis on companies that depend on a strong economy, which means smaller positions in industrial, technology and financial companies compared to the MSCI Europe Index.

OUR FUTURE STRATEGY
We believe economic activity is likely to be weak for a while, but to some extent, that is already reflected in stock prices. We have kept the portfolio defensively positioned, but on the periphery we are finding some economically sensitive stocks whose valuations seem to


  As we evaluate current opportunities, we are particularly focused on companies with solid balance sheets and high cash flow.






--------------------------------------------------------------------------------
                      THREADNEEDLE EUROPEAN EQUITY FUND -- 2008 ANNUAL REPORT  9

MANAGER COMMENTARY (continued) -------------------------------------------------

adequately reflect future challenges. As we evaluate current opportunities, we are particularly focused on companies with solid balance sheets and high cash flow. Our goal is to minimize risk by staying away from companies that we believe could get into financial difficulty.

European authorities have begun to aggressively reduce interest rates and have talked about increasing government spending to pump money into the economies. Ultimately, we believe these steps will have a favorable impact. Thus, in the short-term, we expect weaker earnings news, but we are optimistic that government actions will have a positive long-term effect.

                               (PHOTO - ROB JONES)

                                    Rob Jones
                                Portfolio Manager

Any specific securities mentioned are for illustrative purposes only and are not a complete list of securities that have increased or decreased in value. The views expressed in this statement reflect those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily represent the views of RiverSource Investments, LLC (RiverSource) or any subadviser to the Fund or any other person in the RiverSource or subadviser organizations. Any such views are subject to change at any time based upon market or other conditions and RiverSource disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a RiverSource fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any RiverSource fund.


--------------------------------------------------------------------------------
10  THREADNEEDLE EUROPEAN EQUITY FUND -- 2008 ANNUAL REPORT

                       THIS PAGE LEFT BLANK INTENTIONALLY

THE FUND'S LONG-TERM PERFORMANCE -----------------------------------------------

The chart on the facing page illustrates the total value of an assumed $10,000 investment in Threadneedle European Equity Fund Class A shares (from 7/1/00 to 10/31/08)* as compared to the performance of two widely cited performance indices, the Morgan Stanley Capital International (MSCI) Europe Index and the Lipper European Funds Index. In comparing the Fund's Class A shares to these indices, you should take into account the fact that the Fund's performance reflects the maximum sales charge of 5.75%, while such charges are not reflected in the performance of the indices. Returns for the Fund include the reinvestment of any distribution paid during each period.

The performance information shown represents past performance and is not a guarantee of future results. The table below and the chart on the facing page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial institution or visiting riversource.com/funds. Also see "Past Performance" in the Fund's current prospectus.

* Fund data is from June 26, 2000. MSCI Europe Index and Lipper peer group data is from July 1, 2000.

COMPARATIVE RESULTS
--------------------------------------------------------------------------------

Results at Oct. 31, 2008
                                                                                      SINCE
                                                     1 YEAR   3 YEARS   5 YEARS   INCEPTION(3)
THREADNEEDLE EUROPEAN EQUITY FUND
(INCLUDES SALES CHARGE)
Class A Cumulative value of $10,000                  $5,398    $9,037   $11,848      $7,930
----------------------------------------------------------------------------------------------
        Average annual total return                 -46.02%    -3.32%    +3.45%      -2.74%
----------------------------------------------------------------------------------------------
MSCI EUROPE INDEX(1)
        Cumulative value of $10,000                  $5,229    $8,894   $12,720      $9,772
----------------------------------------------------------------------------------------------
        Average annual total return                 -47.71%    -3.83%    +4.93%      -0.27%
----------------------------------------------------------------------------------------------
LIPPER EUROPEAN FUNDS INDEX(2)
        Cumulative value of $10,000                  $5,094    $8,970   $13,101      $9,634
----------------------------------------------------------------------------------------------
        Average annual total return                 -49.06%    -3.56%    +5.55%      -0.45%
----------------------------------------------------------------------------------------------



Results for other share classes can be found on page 5.


--------------------------------------------------------------------------------
12  THREADNEEDLE EUROPEAN EQUITY FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------

(VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN THREADNEEDLE EUROPEAN EQUITY FUND LINE GRAPH)

                     THREADNEEDLE EUROPEAN
                          EQUITY FUND
                            CLASS A
                        (INCLUDES SALES          MSCI EUROPE       LIPPER EUROPEAN
                             CHARGE)              INDEX(1)          FUNDS INDEX(2)
                     ---------------------    -----------------    ---------------
7/1/00                     $ 9,425                $10,000             $10,000
10/00                        9,330                  9,207               9,160
10/01                        6,323                  7,130               6,765
10/02                        5,426                  6,161               5,901
10/03                        6,307                  7,683               7,354
10/04                        7,252                  9,403               8,950
10/05                        8,262                 10,986              10,739
10/06                       10,792                 14,537              14,234
10/07                       13,840                 18,689              18,912
10/08                        7,930                  9,772               9,634




(1) The Morgan Stanley Capital International (MSCI) Europe Index, compiled by MSCI in Geneva, is an unmanaged market-capitalization-weighted index of equity securities from various European countries. Income is included. The index reflects reinvestment of all distributions and changes in market prices.
(2) The Lipper European Funds Index includes the 30 largest European funds tracked by Lipper Inc. The index's returns include net reinvested dividends. The Fund's performance is currently measured against this index for purposes of determining the performance incentive adjustment.

(3) Fund data is from June 26, 2000. MSCI Europe Index and Lipper peer group data is from July 1, 2000.


--------------------------------------------------------------------------------
                     THREADNEEDLE EUROPEAN EQUITY FUND -- 2008 ANNUAL REPORT  13

FUND EXPENSES EXAMPLE ----------------------------------------------------------
(UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, which may include management fees; distribution and service (12b-1) fees; and other Fund fees and expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. In addition to the ongoing expenses which the Fund bears directly, the Fund's shareholders indirectly bear the expenses of the funds in which it invests (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds). The Fund's indirect expense from investing in the acquired funds is based on the Fund's pro rata portion of the cumulative expenses charged by the acquired funds using the expense ratio of each of the acquired funds as of the acquired fund's most recent shareholder report.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the six months ended Oct. 31, 2008.

ACTUAL EXPENSES
The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled "Expenses paid during the period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


--------------------------------------------------------------------------------
14  THREADNEEDLE EUROPEAN EQUITY FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------

                                BEGINN-
                                  ING      ENDING     EXPENSES   ANNUA-
                                ACCOUNT    ACCOUNT      PAID      LIZED
                                 VALUE      VALUE      DURING    EXPEN-
                                 MAY 1,   OCT. 31,       THE       SE
                                  2008      2008      PERIOD(A)   RATIO
-----------------------------------------------------------------------
Class A
-----------------------------------------------------------------------
  Actual(b)                      $1,000   $  628.90    $ 6.65(c)  1.62%
-----------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)    $1,000   $1,017.04    $ 8.24(c)  1.62%
-----------------------------------------------------------------------

Class B
-----------------------------------------------------------------------
  Actual(b)                      $1,000   $  625.20    $ 9.75(c)  2.38%
-----------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)    $1,000   $1,013.21    $12.08(c)  2.38%
-----------------------------------------------------------------------

Class C
-----------------------------------------------------------------------
  Actual(b)                      $1,000   $  625.60    $ 9.75(c)  2.38%
-----------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)    $1,000   $1,013.21    $12.08(c)  2.38%
-----------------------------------------------------------------------

Class I
-----------------------------------------------------------------------
  Actual(b)                      $1,000   $  630.50    $ 4.69(c)  1.14%
-----------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)    $1,000   $1,019.46    $ 5.80(c)  1.14%
-----------------------------------------------------------------------

Class R4
-----------------------------------------------------------------------
  Actual(b)                      $1,000   $  630.00    $ 5.96(c)  1.45%
-----------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)    $1,000   $1,017.90    $ 7.37(c)  1.45%
-----------------------------------------------------------------------


(a) Expenses are equal to the Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
(b) Based on the actual return for the six months ended Oct. 31, 2008: -37.11% for Class A, -37.48% for Class B, -37.44% for Class C, -36.95% for Class I and -37.00% for Class R4.
(c) The Investment Manager and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until Oct. 31, 2009, unless sooner terminated at the discretion of the Fund's Board, such that net expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment, will not exceed 1.46% for Class A, 2.23% for Class B, 2.22% for Class C, 1.01% for Class I and 1.31% for Class R4. Any amounts waived will not be reimbursed by the Fund. This change was effective Nov. 1, 2008. If this change had been in place for the entire six month period ended Oct. 31, 2008, the actual expenses paid would have been $6.24 for Class A, $9.38 for Class B, $9.34 for Class C, $4.40 for Class I and $5.63 for Class R4; the hypothetical expenses paid would have been $7.73 for Class A, $11.62 for Class B, $11.57 for Class C, $5.45 for Class I and $6.97 for Class R4.


--------------------------------------------------------------------------------
                     THREADNEEDLE EUROPEAN EQUITY FUND -- 2008 ANNUAL REPORT  15

PORTFOLIO OF INVESTMENTS -------------------------------------------------------

OCT. 31, 2008
(Percentages represent value of investments compared to net assets)

INVESTMENTS IN SECURITIES



COMMON STOCKS (98.0%)(c)
ISSUER                SHARES             VALUE(a)
BELGIUM (2.0%)
Colruyt                6,107           $1,372,099
-------------------------------------------------

FINLAND (2.4%)
Sampo Series A        82,353            1,649,747
-------------------------------------------------

FRANCE (19.3%)
Air Liquide            8,874              765,512
ALSTOM                 9,721              481,638
AXA                   19,900              380,036
BNP Paribas           18,501            1,335,324
Christian Dior         7,760              469,951
Essilor Intl          10,706              480,078
France Telecom        58,088            1,464,205
GDF Suez              33,888            1,507,945
Pernod Ricard         18,199            1,184,676
Sanofi-Aventis        16,306            1,032,736
Societe
 Generale             15,177              826,930
Total                 47,995            2,639,438
Vivendi               27,001              705,533
                                  ---------------
Total                                  13,274,002
-------------------------------------------------

GERMANY (11.4%)
Allianz                9,139              687,461
Bayer                 25,409            1,420,708
Daimler               11,118              381,826
E.ON                  40,830            1,562,046
Fresenius
 Medical Care &
 Co                   38,750            1,732,667
Linde                  9,515              800,067
Munich Re Group        5,330              705,810
Rhon-Klinikum         26,642              572,782
                                  ---------------
Total                                   7,863,367
-------------------------------------------------

IRELAND (0.7%)
CRH                   22,978              504,693
-------------------------------------------------

NETHERLANDS (6.3%)
Heineken
 Holding              19,536              592,874
Koninklijke
 (Royal) KPN         136,191            1,917,326
Koninklijke
 Ahold                46,315              497,033
Royal Dutch
 Shell Series A       49,086            1,360,033
                                  ---------------
Total                                   4,367,266
-------------------------------------------------

PORTUGAL (0.9%)
Jeronimo
 Martins             128,200              654,001
-------------------------------------------------

SPAIN (1.2%)
Banco Bilbao
 Vizcaya
 Argentaria           72,508              841,253
-------------------------------------------------

SWEDEN (0.5%)
Atlas Copco
 Series B             47,000              352,055
-------------------------------------------------

SWITZERLAND (18.8%)
Credit Suisse
 Group                21,161              791,189
Lonza Group            8,993              746,258
Nestle                80,099            3,114,406
Novartis              30,575            1,551,726
Roche Holding         24,218            3,703,104
Sika                     672              529,786
Syngenta               4,884              912,864
Synthes                7,401              954,920
UBS                   37,586(b)           637,650
                                  ---------------
Total                                  12,941,903
-------------------------------------------------

UNITED KINGDOM (34.5%)
Amlin                129,726              664,211
AstraZeneca           35,128            1,488,534
BAE Systems          163,221              917,374
BG Group             146,463            2,153,385
BP                   276,518            2,253,823
British
 American
 Tobacco              77,255            2,118,855
Capita Group          62,657              647,374
Centrica             235,016            1,154,720
Diageo                74,558            1,137,688
Greene King           86,390              446,089
HMV Group            201,535              322,787
Home Retail
 Group               155,175              494,539
HSBC Holdings        147,133            1,742,514
Natl Grid             29,474              331,997


See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
16  THREADNEEDLE EUROPEAN EQUITY FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                SHARES             VALUE(a)
UNITED KINGDOM (CONT.)
Next                  29,873             $507,704
Rio Tinto             21,136              987,216
RSA Insurance
 Group               532,642            1,184,398
Shire                 63,278              829,094
Standard
 Chartered            36,104              596,637
Tesco                260,659            1,428,047
Vodafone Group       862,724            1,659,482
Wm Morrison
 Supermarkets        157,996              672,675
                                  ---------------
Total                                  23,739,143
-------------------------------------------------
TOTAL COMMON STOCKS
(Cost: $88,427,883)                   $67,559,529
-------------------------------------------------



MONEY MARKET FUND (1.4%)
                      SHARES             VALUE(a)
RiverSource
 Short-Term
 Cash Fund,
 1.60%               988,894(d)          $988,894
-------------------------------------------------
TOTAL MONEY MARKET FUND
(Cost: $988,894)                         $988,894
-------------------------------------------------
TOTAL INVESTMENTS IN SECURITIES
(Cost: $89,416,777)(e)                $68,548,423
=================================================



SUMMARY OF INVESTMENTS IN SECURITIES BY INDUSTRY

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total net assets at Oct. 31, 2008:

                                           PERCENTAGE OF
INDUSTRY                                     NET ASSETS        VALUE
-----------------------------------------------------------------------
Aerospace & Defense                              1.3%          $917,374
Automobiles                                      0.6            381,826
Beverages                                        4.2          2,915,238
Capital Markets                                  2.1          1,428,839
Chemicals                                        4.4          3,008,229
Commercial Banks                                 7.8          5,342,658
Construction Materials                           0.7            504,693
Diversified Telecommunication Services           4.9          3,381,531
Electric Utilities                               2.3          1,562,046
Electrical Equipment                             0.7            481,638
Food & Staples Retailing                         6.7          4,623,855
Food Products                                    4.5          3,114,406
Health Care Equipment & Supplies                 2.1          1,434,998
Health Care Providers & Services                 3.3          2,305,449
Hotels, Restaurants & Leisure                    0.6            446,089
Insurance                                        7.6          5,271,663
Internet & Catalog Retail                        0.7            494,539
Life Sciences Tools & Services                   1.1            746,258
Machinery                                        0.5            352,055
Media                                            1.0            705,533
Metals & Mining                                  1.4            987,216
Multiline Retail                                 0.7            507,704
Multi-Utilities                                  4.3          2,994,662


                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
                     THREADNEEDLE EUROPEAN EQUITY FUND -- 2008 ANNUAL REPORT  17

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------

                                           PERCENTAGE OF
INDUSTRY                                     NET ASSETS        VALUE
-----------------------------------------------------------------------
Oil, Gas & Consumable Fuels                     12.3%        $8,406,679
Pharmaceuticals                                 14.6         10,025,902
Professional Services                            0.9            647,374
Speciality Retail                                0.5            322,787
Textiles, Apparel & Luxury Goods                 0.7            469,951
Tobacco                                          3.1          2,118,855
Wireless Telecommunication Services              2.4          1,659,482
Other(1)                                         1.4            988,894
-----------------------------------------------------------------------
Total                                                       $68,548,423
-----------------------------------------------------------------------



(1) Cash & Cash Equivalents.
NOTES TO PORTFOLIO OF INVESTMENTS


(a) Securities are valued by using procedures described in Note 1 to the financial statements.

(b)  Non-income producing.

(c)  Foreign security values are stated in U.S. dollars.

(d) Affiliated Money Market Fund -- See Note 5 to the financial statements. The rate shown is the seven-day current annualized yield at Oct. 31, 2008.

(e) At Oct. 31, 2008, the cost of securities for federal income tax purposes was $92,998,788 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation                            $470,006
Unrealized depreciation                         (24,920,371)
-----------------------------------------------------------
Net unrealized depreciation                    $(24,450,365)
-----------------------------------------------------------


The industries identified above are based on the Global Industry Classification Standard (GICS), which was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.


HOW TO FIND INFORMATION ABOUT THE FUND'S PORTFOLIO HOLDINGS

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii)The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at riversource.com/funds.


--------------------------------------------------------------------------------
18  THREADNEEDLE EUROPEAN EQUITY FUND -- 2008 ANNUAL REPORT

STATEMENT OF ASSETS AND LIABILITIES  -------------------------------------------
OCT. 31, 2008


ASSETS
Investments in securities, at value
  Unaffiliated issuers (identified cost $88,427,883)               $ 67,559,529
  Affiliated money market fund (identified cost $988,894)               988,894
-------------------------------------------------------------------------------
Total investments in securities (identified cost $89,416,777)        68,548,423
Foreign currency holdings (identified cost $183,709)                    179,915
Capital shares receivable                                               160,881
Dividends receivable                                                     77,459
Reclaims receivable                                                     135,860
-------------------------------------------------------------------------------
Total assets                                                         69,102,538
-------------------------------------------------------------------------------
LIABILITIES
Capital shares payable                                                   52,529
Accrued investment management services fees                               1,500
Accrued distribution fees                                                   694
Accrued transfer agency fees                                                478
Accrued administrative services fees                                        150
Other accrued expenses                                                   78,817
-------------------------------------------------------------------------------
Total liabilities                                                       134,168
-------------------------------------------------------------------------------
Net assets applicable to outstanding capital stock                 $ 68,968,370
-------------------------------------------------------------------------------

REPRESENTED BY
Capital stock -- $.01 par value                                    $    178,263
Additional paid-in capital                                          137,809,935
Undistributed net investment income                                     752,575
Accumulated net realized gain (loss)                                (48,880,078)
Unrealized appreciation (depreciation) on investments
  and on translation of assets and liabilities in foreign
  currencies                                                        (20,892,325)
-------------------------------------------------------------------------------
Total -- representing net assets applicable to outstanding
  capital stock                                                    $ 68,968,370
-------------------------------------------------------------------------------



NET ASSET VALUE PER SHARE
                                               SHARES      NET ASSET VALUE
                        NET ASSETS        OUTSTANDING            PER SHARE
Class A                $57,915,534         14,934,494                $3.88(1)
Class B                $10,080,353          2,636,641                $3.82
Class C                $   954,195            250,456                $3.81
Class I                $     5,191              1,336                $3.89
Class R4               $    13,097              3,360                $3.90
--------------------------------------------------------------------------



(1) The maximum offering price per share for Class A is $4.12. The offering price is calculated by dividing the net asset value by 1.0 minus the maximum sales charge of 5.75%.

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
                     THREADNEEDLE EUROPEAN EQUITY FUND -- 2008 ANNUAL REPORT  19

STATEMENT OF OPERATIONS --------------------------------------------------------
YEAR ENDED OCT. 31, 2008


INVESTMENT INCOME
Income:
Dividends                                                          $  3,349,147
Interest                                                                  8,645
Income distributions from affiliated money market fund                   80,568
Fee income from securities lending                                       10,142
  Less foreign taxes withheld                                          (400,988)
-------------------------------------------------------------------------------
Total income                                                          3,047,514
-------------------------------------------------------------------------------
Expenses:
Investment management services fees                                     980,629
Distribution fees
  Class A                                                               239,284
  Class B                                                               225,941
  Class C                                                                17,814
Transfer agency fees
  Class A                                                               227,662
  Class B                                                                55,893
  Class C                                                                 4,343
  Class R4                                                                   14
Administrative services fees                                             96,107
Plan administration services fees -- Class R4                                72
Compensation of board members                                             2,578
Custodian fees                                                           67,935
Printing and postage                                                     58,150
Registration fees                                                        56,479
Professional fees                                                        36,140
Other                                                                     7,448
-------------------------------------------------------------------------------
Total expenses                                                        2,076,489
  Expenses waived/reimbursed by the Investment Manager and its
    affiliates                                                           (2,298)
  Earnings and bank fee credits on cash balances                         (2,640)
-------------------------------------------------------------------------------
Total net expenses                                                    2,071,551
-------------------------------------------------------------------------------
Investment income (loss) -- net                                         975,963
-------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) -- NET
Net realized gain (loss) on:
  Security transactions                                              (7,669,421)
  Foreign currency transactions                                         (57,205)
-------------------------------------------------------------------------------
Net realized gain (loss) on investments                              (7,726,626)
Net change in unrealized appreciation (depreciation) on
  investments and on translation of assets and liabilities in
  foreign currencies                                                (50,756,976)
-------------------------------------------------------------------------------
Net gain (loss) on investments and foreign currencies               (58,483,602)
-------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations    $(57,507,639)
-------------------------------------------------------------------------------



The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
20  THREADNEEDLE EUROPEAN EQUITY FUND -- 2008 ANNUAL REPORT

STATEMENTS OF CHANGES IN NET ASSETS --------------------------------------------


YEAR ENDED OCT. 31,                                                        2008          2007
OPERATIONS AND DISTRIBUTIONS
Investment income (loss) -- net                                    $    975,963  $    686,113
Net realized gain (loss) on investments                              (7,726,626)   30,608,798
Net change in unrealized appreciation (depreciation) on
  investments and on translation of assets and liabilities in
  foreign currencies                                                (50,756,976)    1,017,960
---------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations     (57,507,639)   32,312,871
---------------------------------------------------------------------------------------------
Distributions to shareholders from:
  Net investment income
    Class A                                                            (915,145)   (1,084,841)
    Class B                                                                  --      (132,408)
    Class C                                                              (4,087)       (7,405)
    Class I                                                                (237)         (270)
    Class R4                                                               (509)          (92)
---------------------------------------------------------------------------------------------
Total distributions                                                    (919,978)   (1,225,016)
---------------------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS
Proceeds from sales
  Class A shares                                                     18,116,022    28,175,837
  Class B shares                                                      2,409,729     4,640,702
  Class C shares                                                        362,379       547,010
  Class R4 shares                                                         5,001        41,328
Reinvestment of distributions at net asset value
  Class A shares                                                        898,593     1,063,645
  Class B shares                                                             --       130,420
  Class C shares                                                          4,000         7,184
  Class R4 shares                                                           463            45
Payments for redemptions
  Class A shares                                                    (28,162,762)  (23,113,372)
  Class B shares                                                    (12,450,296)  (11,391,434)
  Class C shares                                                       (700,739)     (330,519)
  Class I shares                                                         (8,000)           --
  Class R4 shares                                                       (23,890)       (4,605)
---------------------------------------------------------------------------------------------
Increase (decrease) in net assets from capital share transactions   (19,549,500)     (233,759)
---------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                             (77,977,117)   30,854,096
Net assets at beginning of year                                     146,945,487   116,091,391
---------------------------------------------------------------------------------------------
Net assets at end of year                                          $ 68,968,370  $146,945,487
---------------------------------------------------------------------------------------------
Undistributed net investment income                                $    752,575  $    753,795
---------------------------------------------------------------------------------------------



The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
                     THREADNEEDLE EUROPEAN EQUITY FUND -- 2008 ANNUAL REPORT  21

FINANCIAL HIGHLIGHTS -----------------------------------------------------------

CLASS A


PER SHARE INCOME AND CAPITAL CHANGES(a)
Fiscal period ended Oct. 31,                          2008         2007         2006         2005         2004
Net asset value, beginning of period                 $6.83        $5.39        $4.19        $3.71        $3.25
--------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                           .06(b)       .04(b)       .05          .05          .02
Net gains (losses) (both realized and
 unrealized)                                         (2.96)        1.47         1.22          .46          .48
--------------------------------------------------------------------------------------------------------------
Total from investment operations                     (2.90)        1.51         1.27          .51          .50
--------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                  (.05)        (.07)        (.07)        (.03)        (.04)
--------------------------------------------------------------------------------------------------------------
Net asset value, end of period                       $3.88        $6.83        $5.39        $4.19        $3.71
--------------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)                $58         $115          $85          $78          $87
--------------------------------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(c),(d)                         1.58%        1.43%        1.52%        1.48%        1.49%
--------------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(d),(e),(f)                     1.58%        1.43%        1.52%        1.48%        1.49%
--------------------------------------------------------------------------------------------------------------
Net investment income (loss)                          .95%         .70%        1.00%        1.13%         .50%
--------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                               180%         114%          64%          56%          73%
--------------------------------------------------------------------------------------------------------------
Total return(g)                                    (42.70%)      28.24%       30.63%       13.92%       15.29%
--------------------------------------------------------------------------------------------------------------


(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Per share amounts have been calculated using the average shares outstanding method.
(c) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances.
(d) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(e) The Investment Manager and its affiliates have agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment.
(f) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances. Earnings and bank fee credits for the year ended Oct. 31, 2008 were less than 0.01% of average net assets.
(g) Total return does not reflect payment of a sales charge.

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
22  THREADNEEDLE EUROPEAN EQUITY FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------

CLASS B


PER SHARE INCOME AND CAPITAL CHANGES(a)
Fiscal period ended Oct. 31,                          2008         2007         2006         2005         2004
Net asset value, beginning of period                 $6.73        $5.31        $4.12        $3.65        $3.20
--------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                           .02(b)       .00(b),(c)   .02          .02         (.01)
Net gains (losses) (both realized and
 unrealized)                                         (2.93)        1.44         1.20          .45          .47
--------------------------------------------------------------------------------------------------------------
Total from investment operations                     (2.91)        1.44         1.22          .47          .46
--------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                    --         (.02)        (.03)          --         (.01)
--------------------------------------------------------------------------------------------------------------
Net asset value, end of period                       $3.82        $6.73        $5.31        $4.12        $3.65
--------------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)                $10          $30          $29          $31          $36
--------------------------------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(d),(e)                         2.32%        2.19%        2.29%        2.25%        2.26%
--------------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(e),(f),(g)                     2.32%        2.19%        2.29%        2.25%        2.26%
--------------------------------------------------------------------------------------------------------------
Net investment income (loss)                          .28%        (.03%)        .28%         .39%        (.25%)
--------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                               180%         114%          64%          56%          73%
--------------------------------------------------------------------------------------------------------------
Total return(h)                                    (43.24%)      27.28%       29.74%       12.97%       14.39%
--------------------------------------------------------------------------------------------------------------


(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Per share amounts have been calculated using the average shares outstanding method.
(c) Rounds to zero.
(d) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances.
(e) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(f) The Investment Manager and its affiliates have agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment.
(g) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances. Earnings and bank fee credits for the year ended Oct. 31, 2008 were less than 0.01% of average net assets.
(h) Total return does not reflect payment of a sales charge.

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
                     THREADNEEDLE EUROPEAN EQUITY FUND -- 2008 ANNUAL REPORT  23

FINANCIAL HIGHLIGHTS (continued) -----------------------------------------------

CLASS C


PER SHARE INCOME AND CAPITAL CHANGES(a)
Fiscal period ended Oct. 31,                          2008         2007         2006         2005         2004
Net asset value, beginning of period                 $6.71        $5.30        $4.12        $3.65        $3.20
--------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                           .01(b)       .00(b),(c)   .02          .02         (.01)
Net gains (losses) (both realized and
 unrealized)                                         (2.90)        1.44         1.19          .45          .47
--------------------------------------------------------------------------------------------------------------
Total from investment operations                     (2.89)        1.44         1.21          .47          .46
--------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                  (.01)        (.03)        (.03)          --         (.01)
--------------------------------------------------------------------------------------------------------------
Net asset value, end of period                       $3.81        $6.71        $5.30        $4.12        $3.65


--------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)                 $1           $2           $1           $1           $1
--------------------------------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(d),(e)                         2.33%        2.19%        2.29%        2.25%        2.26%
--------------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(e),(f),(g)                     2.33%        2.19%        2.29%        2.25%        2.26%
--------------------------------------------------------------------------------------------------------------
Net investment income (loss)                          .25%        (.05%)        .24%         .36%        (.26%)
--------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                               180%         114%          64%          56%          73%
--------------------------------------------------------------------------------------------------------------
Total return(h)                                    (43.10%)      27.21%       29.65%       12.97%       14.30%
--------------------------------------------------------------------------------------------------------------


(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Per share amounts have been calculated using the average shares outstanding method.
(c) Rounds to zero.
(d) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances.
(e) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(f) The Investment Manager and its affiliates have agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment.
(g) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances. Earnings and bank fee credits for the year ended Oct. 31, 2008 were less than 0.01% of average net assets.
(h) Total return does not reflect payment of a sales charge.

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
24  THREADNEEDLE EUROPEAN EQUITY FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------

CLASS I


PER SHARE INCOME AND CAPITAL CHANGES(a)
Fiscal period ended Oct. 31,                          2008         2007         2006         2005     2004(b)
Net asset value, beginning of period                 $6.84        $5.40        $4.20        $3.72        $3.49
--------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                           .09(c)       .07(c)       .06          .07           --
Net gains (losses) (both realized and
 unrealized)                                         (2.96)        1.46         1.23          .46          .23
--------------------------------------------------------------------------------------------------------------
Total from investment operations                     (2.87)        1.53         1.29          .53          .23
--------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                  (.08)        (.09)        (.09)        (.05)          --
--------------------------------------------------------------------------------------------------------------
Net asset value, end of period                       $3.89        $6.84        $5.40        $4.20        $3.72


--------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)                $--          $--          $--          $--          $--
--------------------------------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(d),(e)                         1.08%         .95%         .99%         .93%         .96%(f)
--------------------------------------------------------------------------------------------------------------
Net expenses after expense/
 waiver reimbursement(e),(g),(h)                     1.08%         .95%         .99%         .93%         .96%(f)
--------------------------------------------------------------------------------------------------------------
Net investment income (loss)                         1.50%        1.17%        1.55%        1.67%         .07%(f)
--------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                               180%         114%          64%          56%          73%
--------------------------------------------------------------------------------------------------------------
Total return                                       (42.38%)      28.78%       31.34%       14.46%        6.59%(i)
--------------------------------------------------------------------------------------------------------------


(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) For the period from July 15, 2004 (inception date) to Oct. 31, 2004.
(c) Per share amounts have been calculated using the average shares outstanding method.
(d) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances.
(e) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(f) Adjusted to an annual basis.
(g) The Investment Manager and its affiliates have agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment.
(h) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances. Earnings and bank fee credits for the year ended Oct. 31, 2008 were less than 0.01% of average net assets.
(i) Not annualized.

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
                     THREADNEEDLE EUROPEAN EQUITY FUND -- 2008 ANNUAL REPORT  25

FINANCIAL HIGHLIGHTS (continued) -----------------------------------------------

CLASS R4


PER SHARE INCOME AND CAPITAL CHANGES(a)
Fiscal period ended Oct. 31,                          2008         2007         2006         2005         2004
Net asset value, beginning of period                 $6.84        $5.41        $4.20        $3.71        $3.26
--------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                           .08(b)       .00(b),(c)   .05          .06          .03
Net gains (losses) (both realized and
 unrealized)                                         (2.94)        1.51         1.24          .47          .46
--------------------------------------------------------------------------------------------------------------
Total from investment operations                     (2.86)        1.51         1.29          .53          .49
--------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                  (.08)        (.08)        (.08)        (.04)        (.04)
--------------------------------------------------------------------------------------------------------------
Net asset value, end of period                       $3.90        $6.84        $5.41        $4.20        $3.71


--------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)                $--          $--          $--          $--          $--
--------------------------------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(d),(e)                         1.36%        1.26%        1.31%        1.29%        1.29%
--------------------------------------------------------------------------------------------------------------
Net expenses after expense/
 waiver reimbursement(e),(f),(g)                     1.11%        1.26%        1.31%        1.29%        1.29%
--------------------------------------------------------------------------------------------------------------
Net investment income (loss)                         1.35%         .04%        1.05%        1.36%         .33%
--------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                               180%         114%          64%          56%          73%
--------------------------------------------------------------------------------------------------------------
Total return                                       (42.29%)      28.16%       31.10%       14.37%       15.20%
--------------------------------------------------------------------------------------------------------------


(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Per share amounts have been calculated using the average shares outstanding method.
(c) Rounds to zero.
(d) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances.
(e) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(f) The Investment Manager and its affiliates have agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment.
(g) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances. Earnings and bank fee credits for the year ended Oct. 31, 2008 were less than 0.01% of average net assets.

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
26  THREADNEEDLE EUROPEAN EQUITY FUND -- 2008 ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS --------------------------------------------------


1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Threadneedle European Equity Fund (the Fund) (formerly RiverSource European Equity Fund) is a series of RiverSource International Series, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. RiverSource International Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the Board of Directors (the Board). The Fund invests primarily in equity securities of European companies that are believed to offer growth potential.

The Fund offers Class A, Class B, Class C, Class I and Class R4 shares.

-  Class A shares are sold with a front-end sales charge.

- Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth year of ownership.

-  Class C shares may be subject to a CDSC.

- Class I and R4 shares are sold without a front-end sales charge or CDSC and are offered to qualifying institutional investors.

At Oct. 31, 2008, RiverSource Investments, LLC (RiverSource Investments or the Investment Manager) owned 100% of Class I shares.

All classes of shares have identical voting, dividend and liquidation rights. Class specific expenses (e.g., distribution and service fees, transfer agency fees, plan administration services fees) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

The Fund's significant accounting policies are summarized below:

USE OF ESTIMATES
Preparing financial statements that conform to U.S. generally accepted accounting principles requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

VALUATION OF SECURITIES
All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by

--------------------------------------------------------------------------------
                     THREADNEEDLE EUROPEAN EQUITY FUND -- 2008 ANNUAL REPORT  27

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------


dealers in these securities or by an independent pricing service. When market quotes are not readily available, the pricing service, in determining fair values of debt securities, takes into consideration such factors as current quotations by broker/dealers, coupon, maturity, quality, type of issue, trading characteristics, and other yield and risk factors it deems relevant in determining valuations. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. The procedures adopted by the Board generally contemplate the use of fair valuation in the event that price quotations or valuations are not readily available, price quotations or valuations from other sources are not reflective of market value and thus deemed unreliable, or a significant event has occurred in relation to a security or class of securities (such as foreign securities) that is not reflected in price quotations or valuations from other sources. A fair value price is a good faith estimate of the value of a security at a given point in time.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange, including significant movements in the U.S. market after foreign exchanges have closed. Accordingly, in those situations, Ameriprise Financial, Inc. (Ameriprise Financial), parent company of the Investment Manager, as administrator to the Fund, will fair value foreign securities pursuant to procedures adopted by the Board, including utilizing a third party pricing service to determine these fair values. These procedures take into account multiple factors, including movements in the U.S. securities markets, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange.

Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost, which approximates fair value.

OPTION TRANSACTIONS
To produce incremental earnings, protect gains, and facilitate buying and selling of securities for investments, the Fund may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. Cash collateral may be collected by the Fund to secure certain over-the-counter options (OTC options) trades. Cash collateral held by the Fund for such option trades must be returned to the counterparty upon closure, exercise or expiration of the contract.

--------------------------------------------------------------------------------
28  THREADNEEDLE EUROPEAN EQUITY FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------


The Fund also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. Option contracts, including OTC option contracts, with no readily available market value are valued using quotations obtained from independent brokers as of the close of the New York Stock Exchange. The Fund will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid. At Oct. 31, 2008, and for the year then ended, the Fund had no outstanding option contracts.

FUTURES TRANSACTIONS
To gain exposure to or protect itself from market changes, the Fund may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Fund also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Futures and options on futures are valued daily based upon the last sale price at the close of market on the principal exchange on which they are traded. Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. At Oct. 31, 2008, the Fund had no outstanding futures contracts.

FOREIGN CURRENCY TRANSLATIONS AND FORWARD FOREIGN CURRENCY CONTRACTS
Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the

--------------------------------------------------------------------------------
                     THREADNEEDLE EUROPEAN EQUITY FUND -- 2008 ANNUAL REPORT  29

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------


exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the Statement of Operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes. At Oct. 31, 2008, foreign currency holdings consisted of multiple denominations.

The Fund may enter into forward foreign currency contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the counterparty will not complete its contract obligations.

GUARANTEES AND INDEMNIFICATIONS
Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

FEDERAL TAXES
The Fund's policy is to comply with Subchapter M of the Internal Revenue Code that applies to regulated investment companies and to distribute substantially all of its taxable income to shareholders. No provision for income or excise taxes is thus required.

Financial Accounting Standards Board (FASB) Interpretation 48 (FIN 48), "Accounting for Uncertainty in Income Taxes," clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement 109, "Accounting for Income Taxes." FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Generally the tax authorities can examine all the tax returns filed for the last three years.


--------------------------------------------------------------------------------
30  THREADNEEDLE EUROPEAN EQUITY FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------


Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of foreign currency transactions and losses deferred due to wash sales. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

On the Statement of Assets and Liabilities, as a result of permanent book-to-tax differences, undistributed net investment income has been decreased by $57,205 and accumulated net realized loss has been decreased by $57,205.

The tax character of distributions paid for the years indicated is as follows:

YEAR ENDED OCT. 31,                          2008       2007
---------------------------------------------------------------
CLASS A
Distributions paid from:
    Ordinary income......................  $915,145  $1,084,841
    Long-term capital gain...............        --          --
CLASS B
Distributions paid from:
    Ordinary income......................        --     132,408
    Long-term capital gain...............        --          --
CLASS C
Distributions paid from:
    Ordinary income......................     4,087       7,405
    Long-term capital gain...............        --          --
CLASS I
Distributions paid from:
    Ordinary income......................       237         270
    Long-term capital gain...............        --          --
CLASS R4
Distributions paid from:
    Ordinary income......................       509          92
    Long-term capital gain...............        --          --


At Oct. 31, 2008, the components of distributable earnings on a tax basis are as follows:

Undistributed ordinary income..................  $    753,692
Undistributed accumulated long-term gain.......  $         --
Accumulated realized loss......................  $(45,298,067)
Unrealized appreciation (depreciation).........  $(24,475,453)




--------------------------------------------------------------------------------
                     THREADNEEDLE EUROPEAN EQUITY FUND -- 2008 ANNUAL REPORT  31

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------


RECENT ACCOUNTING PRONOUNCEMENTS
In March 2008, the FASB issued Statement of Financial Accounting Standards No. 161 (SFAS 161), "Disclosures about Derivative Instruments and Hedging
Activities -- an amendment of FASB Statement No. 133," which requires enhanced disclosures about a fund's derivative and hedging activities. Funds are required to provide enhanced disclosures about (a) how and why a fund uses derivative instruments, (b) how derivative instruments and related hedged items are accounted for under SFAS 133 and its related interpretations, and (c) how derivative instruments and related hedged items affect a fund's financial position, financial performance, and cash flows. SFAS 161 is effective for financial statements issued for periods beginning after Nov. 15, 2008. As of Oct. 31, 2008, management does not believe the adoption of SFAS 161 will impact the financial statement amounts; however, additional footnote disclosures may be required about the use of derivative instruments and hedging items.

On Sept. 20, 2006, the FASB released Statement of Financial Accounting Standards No. 157 "Fair Value Measurements" (SFAS 157). SFAS 157 establishes an authoritative definition of fair value, sets out a hierarchy for measuring fair value, and requires additional disclosures about the inputs used to develop the measurements of fair value and the effect of certain measurements reported in the Statement of Operations for a fiscal period. The application of SFAS 157 will be effective for the Fund's fiscal year beginning Nov. 1, 2008. The adoption of SFAS 157 is not anticipated to have a material impact on the Fund's financial statements; however, additional disclosures will be required about the inputs used to develop the measurements of fair value and the effect of certain measurements reported in the Statement of Operations for a fiscal period.

DIVIDENDS TO SHAREHOLDERS
An annual dividend from net investment income, declared and paid at the end of the calendar year, when available, is reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the income dividend.

OTHER
Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities. Interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.


--------------------------------------------------------------------------------
32  THREADNEEDLE EUROPEAN EQUITY FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------


2. EXPENSES AND SALES CHARGES

INVESTMENT MANAGEMENT SERVICES FEES
Under an Investment Management Services Agreement, the Investment Manager determines which securities will be purchased, held or sold. The management fee is a percentage of the Fund's average daily net assets that declines from 0.80% to 0.57% annually as the Fund's assets increase. The fee may be adjusted upward or downward by a performance incentive adjustment determined monthly by measuring the percentage difference over a rolling 12-month period between the annualized performance of one Class A share of the Fund and the annualized performance of the Lipper European Funds Index. In certain circumstances, the Board may approve a change in the index. The maximum adjustment is 0.12% per year. If the performance difference is less than 0.50%, the adjustment will be zero. The adjustment increased the management fee by $19,559 for the year ended Oct. 31, 2008. The management fee for the year ended Oct. 31, 2008 was 0.82% of the Fund's average daily net assets, including the adjustment under the terms of the performance incentive arrangement.

SUBADVISORY AGREEMENT
The Investment Manager has a Subadvisory Agreement with Threadneedle International Limited (Threadneedle), an affiliate of the Investment Manager and an indirect wholly-owned subsidiary of Ameriprise Financial, to subadvise the assets of the Fund. The Investment Manager contracts with and compensates Threadneedle to manage the investment of the Fund's assets.

ADMINISTRATIVE SERVICES FEES
Under an Administrative Services Agreement, the Fund pays Ameriprise Financial a fee for administration and accounting services at a percentage of the Fund's average daily net assets that declines from 0.08% to 0.05% annually as the Fund's assets increase. The fee for the year ended Oct. 31, 2008 was 0.08% of the Fund's average daily net assets.

OTHER FEES
Other expenses are for, among other things, certain expenses of the Fund or the Board including: Fund boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. Payment of these Fund and Board expenses is facilitated by a company providing limited administrative services to the Fund and the Board. For the year ended Oct. 31, 2008, other expenses paid to this company were $574.

COMPENSATION OF BOARD MEMBERS
Compensation of Board members includes, for a former Board Chair, compensation as well as retirement benefits. Certain other aspects of a former

--------------------------------------------------------------------------------
                     THREADNEEDLE EUROPEAN EQUITY FUND -- 2008 ANNUAL REPORT  33

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------


Board Chair's compensation, including health benefits and payment of certain other expenses, are included under other expenses.

Under a Deferred Compensation Plan (the Plan), non-interested board members may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or other RiverSource funds. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

TRANSFER AGENCY FEES
Under a Transfer Agency Agreement, RiverSource Service Corporation (the Transfer Agent) maintains shareholder accounts and records. The Fund pays the Transfer Agent an annual account-based fee at a rate equal to $19.50 for Class A, $20.50 for Class B and $20.00 for Class C for this service. The Fund also pays the Transfer Agent an annual asset-based fee at a rate of 0.05% of the Fund's average daily net assets attributable to Class R4 shares.

The Transfer Agent charges an annual fee of $5 per inactive account, charged on a pro rata basis for 12 months from the date the account becomes inactive. These fees are included in the transfer agency fees on the Statement of Operations.

PLAN ADMINISTRATION SERVICES FEES
Under a Plan Administration Services Agreement with the Transfer Agent, the Fund pays an annual fee at a rate of 0.25% of the Fund's average daily net assets attributable to Class R4 shares for the provision of various administrative, recordkeeping, communication and educational services.

DISTRIBUTION FEES
The Fund has an agreement with RiverSource Distributors, Inc. (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate of up to 0.25% of the Fund's average daily net assets attributable to Class A shares and a fee at an annual rate of up to 1.00% of the Fund's average daily net assets attributable to Class B and Class C shares. For Class B and Class C shares, up to 0.75% of the fee is reimbursed for distribution expenses.

The amount of distribution expenses incurred by the Distributor and not yet reimbursed ("unreimbursed expense") was approximately $226,000 and $11,000 for Class B and Class C shares, respectively. These amounts are based on the most recent information available as of Oct. 31, 2008, and may be recovered from future payments under the distribution plan or CDSC. To the extent the unreimbursed expense has been fully recovered, the distribution fee is reduced.


--------------------------------------------------------------------------------
34  THREADNEEDLE EUROPEAN EQUITY FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------


SALES CHARGES
Sales charges received by the Distributor for distributing Fund shares were $111,829 for Class A, $12,495 for Class B and $504 for Class C for the year ended Oct. 31, 2008.

EXPENSES WAIVED/REIMBURSED BY THE INVESTMENT MANAGER AND ITS AFFILIATES
For the year ended Oct. 31, 2008, the Investment Manager and its affiliates waived/reimbursed certain fees and expenses such that net expenses (excluding fees and expenses of acquired funds*), including the adjustment under the terms of a performance incentive arrangement, were as follows:

Class A.............................................  1.58%
Class B.............................................  2.32
Class C.............................................  2.33
Class I.............................................  1.08
Class R4............................................  1.11


The waived/reimbursed fees and expenses for the transfer agency fees at the class level were as follows:

Class A...........................................  $  492
Class B...........................................   1,649
Class C...........................................      85


The waived/reimbursed fees and expenses for plan administration services fee at the class level were as follows:

Class R4............................................  $72


Under an agreement which was effective until Oct. 31, 2008, the Investment Manager and its affiliates contractually agreed to waive certain fees and expenses such that net expenses (excluding fees and expenses of acquired funds*), before giving effect to any performance incentive adjustment, would not exceed the following percentage of the Fund's average daily net assets:

Class A.............................................  1.56%
Class B.............................................  2.32
Class C.............................................  2.32
Class I.............................................  1.15
Class R4............................................  1.39


Effective Nov. 1, 2008, the Investment Manager and its affiliates have contractually agreed to waive certain fees and expenses until Oct. 31, 2009, unless sooner terminated at the discretion of the Board, such that net expenses (excluding fees and expenses of acquired funds*), before giving effect to any

--------------------------------------------------------------------------------
                     THREADNEEDLE EUROPEAN EQUITY FUND -- 2008 ANNUAL REPORT  35

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------


performance incentive adjustment, will not exceed the following percentage of the Fund's average daily net assets:

Class A.............................................  1.46%
Class B.............................................  2.23
Class C.............................................  2.22
Class I.............................................  1.01
Class R4............................................  1.31


* In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the funds in which it invests (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds). Because the acquired funds have varied expense and fee levels and the Fund may own different proportions of acquired funds at different times, the amount of fees and expenses incurred indirectly by the Fund will vary.

EARNINGS AND BANK FEE CREDITS
During the year ended Oct. 31, 2008, the Fund's custodian and transfer agency fees were reduced by $2,640 as a result of earnings bank fee credits from overnight cash balances. The Fund pays custodian fees to Ameriprise Trust Company, a subsidiary of Ameriprise Financial.

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $212,659,427 and $232,428,742, respectively, for the year ended Oct. 31, 2008. Realized gains and losses are determined on an identified cost basis.

Income from securities lending amounted to $10,142 for the year ended Oct. 31, 2008. Expenses paid to the Investment Manager as securities lending agent were $1,086 for the year ended Oct. 31, 2008, which are included in other expenses on the Statement of Operations. The risks to the Fund of securities lending are that the borrower may not provide additional collateral when required or return the securities when due. At Oct. 31, 2008, the Fund had no securities out on loan.


--------------------------------------------------------------------------------
36  THREADNEEDLE EUROPEAN EQUITY FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------


4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the periods indicated are as follows:

                                          YEAR ENDED OCT. 31, 2008
                                      ISSUED FOR
                                      REINVESTED                       NET
                            SOLD    DISTRIBUTIONS   REDEEMED   INCREASE (DECREASE)
----------------------------------------------------------------------------------
Class A                  3,114,503     141,958     (5,105,782)      (1,849,321)
Class B                    405,232          --     (2,250,573)      (1,845,341)
Class C                     60,882         639       (129,399)         (67,878)
Class I                         --          --         (1,529)          (1,529)
Class R4                       813          73         (4,137)          (3,251)
----------------------------------------------------------------------------------


                                          YEAR ENDED OCT. 31, 2007
                                      ISSUED FOR
                                      REINVESTED                       NET
                            SOLD    DISTRIBUTIONS   REDEEMED   INCREASE (DECREASE)
----------------------------------------------------------------------------------
Class A                  4,621,963     187,923     (3,824,394)         985,492
Class B                    779,445      23,248     (1,866,751)      (1,064,058)
Class C                     92,282       1,283        (56,096)          37,469
Class R4                     6,590           8           (789)           5,809
----------------------------------------------------------------------------------


5. AFFILIATED MONEY MARKET FUND

The Fund may invest its daily cash balance in RiverSource Short-Term Cash Fund, a money market fund established for the exclusive use of the RiverSource funds and other institutional clients of RiverSource Investments. The cost of the Fund's purchases and proceeds from sales of shares of the RiverSource Short-Term Cash Fund aggregated $85,312,789 and $87,734,600, respectively, for the year ended Oct. 31, 2008. The income distributions received with respect to the Fund's investment in RiverSource Short-Term Cash Fund can be found on the Statement of Operations and the Fund's invested balance in RiverSource Short-Term Cash Fund at Oct. 31, 2008, can be found in the Portfolio of Investments.

6. BANK BORROWINGS

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A. (JPMCB), whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility became effective on Oct. 16, 2008, replacing a prior credit facility. The credit facility agreement, which is a collective agreement between the Fund and certain other RiverSource funds,

--------------------------------------------------------------------------------
                     THREADNEEDLE EUROPEAN EQUITY FUND -- 2008 ANNUAL REPORT  37

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------



severally and not jointly, permits collective borrowings up to $475 million. The borrowers shall have the right, upon written notice to the Administrative Agent to request an increase of up to $175 million in the aggregate amount of the credit facility from new or existing lenders, provided that the aggregate amount of the credit facility shall at no time exceed $650 million. Participation in such increase by any existing lender shall be at such lender's sole discretion. Interest is charged to each Fund based on its borrowings at a rate equal to the federal funds rate plus 0.75%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.06% per annum, in addition to an upfront fee equal to its pro rata share of 0.02% of the amount of the credit facility. The Fund had no borrowings during the year ended Oct. 31, 2008.

Under the prior credit facility which was effective until Oct. 15, 2008, the Fund had entered into a revolving credit facility with a syndicate of banks headed by JPMorgan Chase Bank, N.A. (JPMCB), whereby the Fund was permitted to borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, which was a collective agreement between the Fund and certain other RiverSource funds, severally and not jointly, permitted collective borrowings up to $500 million. Interest was charged to each Fund based on its borrowings at a rate equal to the federal funds rate plus 0.30%. Each borrowing under the credit facility matured no later than 60 days after the date of borrowing. The Fund also paid a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.06% per annum.

7. CAPITAL LOSS CARRY-OVER

For federal income tax purposes, the Fund had a capital loss carry-over of $45,298,067 at Oct. 31, 2008, that if not offset by capital gains will expire as follows:


    2009           2010          2011          2016
$19,489,378    $16,514,518    $5,021,215    $4,272,956


It is unlikely the Board will authorize a distribution of any net realized capital gains until the available capital loss carry-over has been offset or expires.


--------------------------------------------------------------------------------
38  THREADNEEDLE EUROPEAN EQUITY FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------


8. RISKS RELATING TO CERTAIN INVESTMENTS

FOREIGN/EMERGING MARKETS RISK
Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities. Investing in emerging markets may accentuate these risks.

9. INFORMATION REGARDING PENDING AND SETTLED LEGAL PROCEEDINGS

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc., was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company mutual funds and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota. In response to defendants' motion to dismiss the complaint, the Court dismissed one of plaintiffs' four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants' favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals on August 8, 2007.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at


--------------------------------------------------------------------------------
                     THREADNEEDLE EUROPEAN EQUITY FUND -- 2008 ANNUAL REPORT  39

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------


http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the RiverSource Funds' Boards of Directors/Trustees.

On November 7, 2008, RiverSource Investments, LLC, a subsidiary of Ameriprise Financial, Inc., acquired J. & W. Seligman & Co., Inc. (Seligman). In late 2003, Seligman conducted an extensive internal review concerning mutual fund trading practices. Seligman's review, which covered the period 2001-2003, noted one arrangement that permitted frequent trading in certain open-end registered investment companies managed by Seligman (the Seligman Funds); this arrangement was in the process of being closed down by Seligman before September 2003. Seligman identified three other arrangements that permitted frequent trading, all of which had been terminated by September 2002. In January 2004, Seligman, on a voluntary basis, publicly disclosed these four arrangements to its clients and to shareholders of the Seligman Funds. Seligman also provided information concerning mutual fund trading practices to the SEC and the Office of the Attorney General of the State of New York (NYAG). In September 2005, the New York staff of the SEC indicated that it was considering recommending to the Commissioners of the SEC the instituting of a formal action against Seligman and the distributor of the Seligman Funds, Seligman Advisors, Inc., relating to frequent trading in the Seligman Funds. Seligman responded to the staff in October 2005 that it believed that any action would be both inappropriate and unnecessary, especially in light of the fact that Seligman had previously resolved the underlying issue with the Independent Directors of the Seligman Funds and made recompense to the affected Seligman Funds.

In September 2006, the NYAG commenced a civil action in New York State Supreme Court against Seligman, Seligman Advisors, Inc., Seligman Data Corp. (transfer agent for the Seligman Funds) and Brian T. Zino (collectively, the Seligman Parties), alleging, in substance, that, in addition to the four arrangements noted above, the Seligman Parties permitted other persons to engage in frequent trading and, as a result, the prospectus disclosure used by the registered investment companies managed by Seligman is and has been misleading. The NYAG included other related claims and also claimed that the fees charged by Seligman to the Seligman Funds were excessive. The NYAG is seeking damages of at least $80 million and restitution, disgorgement, penalties and costs and injunctive relief. The Seligman Parties answered the complaint in December 2006 and believe that the claims are without merit. Any resolution of these matters may include the relief noted above or other sanctions or changes in procedures. Any damages would be paid by Seligman and not by the Seligman Funds. If the NYAG obtains injunctive relief, Seligman and its affiliates could, in

--------------------------------------------------------------------------------
40  THREADNEEDLE EUROPEAN EQUITY FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------



the absence of the SEC in its discretion granting exemptive relief, be enjoined from providing advisory and underwriting services to the Seligman Funds and other registered investment companies. Seligman does not believe that the foregoing legal action or other possible actions will have a material adverse impact on Seligman or its clients, including the Seligman Funds and other investment companies managed by it; however, there can be no assurance of this or that these matters and any related publicity will not affect demand for shares of the Seligman Funds and such other investment companies or have other adverse consequences.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

10. SUBSEQUENT EVENT

Effective Dec. 15, 2008, the Fund will pay custodian fees to JPMorgan Chase Bank, N.A. and, in addition, JPMorgan Chase Bank, N.A. will serve as the securities lending agent for the Fund.


--------------------------------------------------------------------------------
                     THREADNEEDLE EUROPEAN EQUITY FUND -- 2008 ANNUAL REPORT  41

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ------------------------

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF
THREADNEEDLE EUROPEAN EQUITY FUND:


We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Threadneedle European Equity Fund (the Fund), formerly the RiverSource European Equity Fund, (one of the portfolios constituting the RiverSource International Series, Inc.) as of October 31, 2008, and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of the Fund for the periods presented through October 31, 2006, were audited by other auditors whose report dated December 20, 2006, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2008, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.


--------------------------------------------------------------------------------
42  THREADNEEDLE EUROPEAN EQUITY FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------


In our opinion, the financial statements and financial highlights audited by us as referred to above present fairly, in all material respects, the financial position of Threadneedle European Equity Fund of the RiverSource International Series, Inc. at October 31, 2008, the results of its operations for the year then ended, and changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with U.S. generally accepted accounting principles.

                                                           /s/ Ernst & Young LLP
Minneapolis, Minnesota
December 19, 2008


--------------------------------------------------------------------------------
                     THREADNEEDLE EUROPEAN EQUITY FUND -- 2008 ANNUAL REPORT  43

FEDERAL INCOME TAX INFORMATION -------------------------------------------------
(UNAUDITED)

The Fund is required by the Internal Revenue Code of 1986 to tell its shareholders about the tax treatment of the dividends it pays during its fiscal year. The dividends listed below are reported to you on Form 1099-DIV, Dividends and Distributions. Shareholders should consult a tax advisor on how to report distributions for state and local tax purposes.

Fiscal year ended Oct. 31, 2008

INCOME DISTRIBUTIONS - the Fund designates the following tax attributes for distributions:
    Qualified Dividend Income for individuals....................    100.00%
    Dividends Received Deduction for corporations................      0.00%
    U.S. Government Obligations..................................      0.00%


The Fund also designates as distributions of long-term gains, to the extent necessary to fully distribute such capital gains, earnings and profits distributed to shareholders on the redemption of shares.


--------------------------------------------------------------------------------
44  THREADNEEDLE EUROPEAN EQUITY FUND -- 2008 ANNUAL REPORT

BOARD MEMBERS AND OFFICERS -----------------------------------------------------

Shareholders elect a Board that oversees the Fund's operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following is a list of the Fund's Board members. The RiverSource complex of funds that each Board member oversees consists of 162 funds, which includes 104 RiverSource funds and 58 Seligman funds. Board members serve until the next regular shareholders' meeting or until he or she reaches the mandatory retirement age established by the Board. Under the current Board policy, members may serve until the end of the meeting following their 75th birthday, or the fifteenth anniversary of the first Board meeting they attended as members of the Board, whichever occurs first. This policy does not apply to Ms. Jones who may retire after her 75th birthday.

INDEPENDENT BOARD MEMBERS

NAME,                      POSITION HELD
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION                                     OTHER
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS                                   DIRECTORSHIPS
------------------------------------------------------------------------------------------------------------------------------
Kathleen Blatz             Board member since    Chief Justice, Minnesota Supreme Court, 1998-2006;       None
901 S. Marquette Ave.      2006                  Attorney
Minneapolis, MN 55402
Age 54
------------------------------------------------------------------------------------------------------------------------------

Arne H. Carlson            Board member since    Chair, RiverSource Funds, 1999-2006; former Governor of  None
901 S. Marquette Ave.      1999                  Minnesota
Minneapolis, MN 55402
Age 74
------------------------------------------------------------------------------------------------------------------------------

Pamela G. Carlton          Board member since    President, Springboard -- Partners in Cross Cultural     None
901 S. Marquette Ave.      2007                  Leadership (consulting company)
Minneapolis, MN 55402
Age 54
------------------------------------------------------------------------------------------------------------------------------

Patricia M. Flynn          Board member since    Trustee Professor of Economics and Management, Bentley   None
901 S. Marquette Ave.      2004                  College; former Dean, McCallum Graduate School of
Minneapolis, MN 55402                            Business, Bentley College
Age 58
------------------------------------------------------------------------------------------------------------------------------

Anne P. Jones              Board member since    Attorney and Consultant                                  None
901 S. Marquette Ave.      1985
Minneapolis, MN 55402
Age 73
------------------------------------------------------------------------------------------------------------------------------

Jeffrey Laikind, CFA       Board member since    Former Managing Director, Shikiar Asset Management       American Progressive
901 S. Marquette Ave.      2005                                                                           Insurance
Minneapolis, MN 55402
Age 73
------------------------------------------------------------------------------------------------------------------------------

Stephen R. Lewis, Jr.      Chair of the Board    President Emeritus and Professor of Economics, Carleton  Valmont Industries,
901 S. Marquette Ave.      since 2007,           College                                                  Inc. (manufactures
Minneapolis, MN 55402      Board member since                                                             irrigation systems)
Age 69                     2002

------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                     THREADNEEDLE EUROPEAN EQUITY FUND -- 2008 ANNUAL REPORT  45

BOARD MEMBERS AND OFFICERS (continued) -----------------------------------------

NAME,                      POSITION HELD
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION                                     OTHER
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS                                   DIRECTORSHIPS
------------------------------------------------------------------------------------------------------------------------------
John F. Maher              Board member since    Retired President and Chief Executive Officer and        None
901 S. Marquette Ave.      2008                  former Director, Great Western Financial Corporation
Minneapolis, MN 55402                            (bank holding company) and its principal subsidiary,
Age 64                                           Great Western Bank (federal savings bank)
------------------------------------------------------------------------------------------------------------------------------

Catherine James Paglia     Board member since    Director, Enterprise Asset Management, Inc. (private     None
901 S. Marquette Ave.      2004                  real estate and asset management company)
Minneapolis, MN 55402
Age 56
------------------------------------------------------------------------------------------------------------------------------

Leroy C. Richie            Board member since    Counsel, Lewis & Munday, P.C.; Director, Vibration       Lead Outside
901 S. Marquette Ave.      2008                  Control Technologies, LLC (auto vibration technology);   Director, Digital
Minneapolis, MN 55402                            Director and Chairman, Highland Park Michigan Economic   Ally, Inc. (digital
Age 66                                           Development Corp; and Chairman, Detroit Public Schools   imaging); and
                                                 Foundation. Formerly, Chairman and Chief Executive       Infinity, Inc. (oil
                                                 Officer, Q Standards Worldwide, Inc. (library of         and gas exploration
                                                 technical standards); Director, Kerr-McGee Corporation   and production);
                                                 (diversified energy and chemical company); Trustee, New  Director, OGE Energy
                                                 York University Law Center Foundation; Vice Chairman,    Corp. (energy and
                                                 Detroit Medical Center and Detroit Economic Growth       energy services
                                                 Corp.                                                    provider offering
                                                                                                          physical delivery
                                                                                                          and related services
                                                                                                          for both electricity
                                                                                                          and natural gas)
------------------------------------------------------------------------------------------------------------------------------
Alison Taunton-Rigby       Board member since    Chief Executive Officer and Director, RiboNovix, Inc.    Idera
901 S. Marquette Ave.      2002                  since 2003 (biotechnology); former President, Forester   Pharmaceutical, Inc.
Minneapolis, MN 55402                            Biotech                                                  (biotechnology);
Age 64                                                                                                    Healthways, Inc.
                                                                                                          (health management
                                                                                                          programs)
------------------------------------------------------------------------------------------------------------------------------





--------------------------------------------------------------------------------
46  THREADNEEDLE EUROPEAN EQUITY FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------

BOARD MEMBER AFFILIATED WITH RIVERSOURCE INVESTMENTS*


NAME,                      POSITION HELD
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION                                     OTHER
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS                                   DIRECTORSHIPS
------------------------------------------------------------------------------------------------------------------------------
William F. Truscott        Board member since    President -- U.S. Asset Management and Chief Investment  None
53600 Ameriprise           2001,                 Officer, Ameriprise Financial, Inc. and President,
Financial Center           Vice President since  Chairman of the Board and Chief Investment Officer,
Minneapolis, MN 55474      2002                  RiverSource Investments, LLC since 2005; Director,
Age 48                                           President and Chief Executive Officer, Ameriprise
                                                 Certificate Company and Chairman of the Board, Chief
                                                 Executive Officer and President, RiverSource
                                                 Distributors, Inc. since 2006; Senior Vice
                                                 President -- Chief Investment Officer, Ameriprise
                                                 Financial, Inc. and Chairman of the Board and Chief
                                                 Investment Officer, RiverSource Investments, LLC, 2001-
                                                 2005
------------------------------------------------------------------------------------------------------------------------------


* Interested person by reason of being an officer, director, security holder and/or employee of RiverSource Investments.

The SAI has additional information about the Fund's Board members and is available, without charge, upon request by calling RiverSource Funds at (888) 791-3380; contacting your financial institution; or visiting riversource.com/funds.


--------------------------------------------------------------------------------
                     THREADNEEDLE EUROPEAN EQUITY FUND -- 2008 ANNUAL REPORT  47

BOARD MEMBERS AND OFFICERS (continued) -----------------------------------------

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Vice President, the Fund's other officers are:

FUND OFFICERS


NAME,                      POSITION HELD
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS
--------------------------------------------------------------------------------------------------------
Patrick T. Bannigan        President since 2006  Director and Senior Vice President -- Asset Management,
172 Ameriprise Financial                         Products and Marketing, RiverSource Investments, LLC
Center                                           since 2006; Director and Vice President -- Asset
Minneapolis, MN 55474                            Management, Products and Marketing, RiverSource
Age 43                                           Distributors, Inc. since 2006; Managing Director and
                                                 Global Head of Product, Morgan Stanley Investment
                                                 Management, 2004-2006; President, Touchstone
                                                 Investments, 2002-2004
--------------------------------------------------------------------------------------------------------

Michelle M. Keeley         Vice President since  Executive Vice President -- Equity and Fixed Income,
172 Ameriprise Financial   2004                  Ameriprise Financial, Inc. and RiverSource Investments,
Center                                           LLC since 2006; Vice President -- Investments,
Minneapolis, MN 55474                            Ameriprise Certificate Company since 2003; Senior Vice
Age 44                                           President -- Fixed Income, Ameriprise Financial, Inc.,
                                                 2002-2006 and RiverSource Investments, LLC, 2004-2006
--------------------------------------------------------------------------------------------------------

Amy K. Johnson             Vice President since  Vice President -- Asset Management and Trust Company
5228 Ameriprise Financial  2006                  Services, RiverSource Investments, LLC since 2006; Vice
Center Minneapolis, MN                           President -- Operations and Compliance, RiverSource
55474                                            Investments, LLC, 2004-2006; Director of Product
Age 43                                           Development -- Mutual Funds, Ameriprise Financial,
                                                 Inc., 2001-2004
--------------------------------------------------------------------------------------------------------

Jeffrey P. Fox             Treasurer since 2002  Vice President -- Investment Accounting, Ameriprise
105 Ameriprise Financial                         Financial, Inc. since 2002; Chief Financial Officer,
Center                                           RiverSource Distributors, Inc. since 2006
Minneapolis, MN 55474
Age 53
--------------------------------------------------------------------------------------------------------

Scott R. Plummer           Vice President,       Vice President and Chief Counsel -- Asset Management,
5228 Ameriprise Financial  General Counsel and   Ameriprise Financial, Inc. since 2005; Chief Counsel,
Center                     Secretary since 2006  RiverSource Distributors, Inc. and Chief Legal Officer
Minneapolis, MN 55474                            and Assistant Secretary, RiverSource Investments, LLC
Age 49                                           since 2006; Vice President, General Counsel and
                                                 Secretary, Ameriprise Certificate Company since 2005;
                                                 Vice President -- Asset Management Compliance,
                                                 Ameriprise Financial, Inc., 2004-2005; Senior Vice
                                                 President and Chief Compliance Officer, USBancorp Asset
                                                 Management, 2002-2004
--------------------------------------------------------------------------------------------------------

Jennifer D. Lammers        Chief Compliance      U.S. Asset Management Chief Compliance Officer,
172 Ameriprise Financial   Officer since 2006    RiverSource Investments, LLC since 2006;
Center                                           Director -- Mutual Funds, Voyageur Asset Management,
Minneapolis, MN 55474                            2003-2006; Director of Finance, Voyageur Asset
Age 48                                           Management, 2000-2003

--------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
48  THREADNEEDLE EUROPEAN EQUITY FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------

NAME,                      POSITION HELD
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS
--------------------------------------------------------------------------------------------------------
Neysa M. Alecu             Money Laundering      Compliance Director and Anti-Money Laundering Officer,
2934 Ameriprise Financial  Prevention Officer    Ameriprise Financial, Inc. since 2004; Manager Anti-
Center                     since 2004            Money Laundering, Ameriprise Financial, Inc., 2003-
Minneapolis, MN 55474                            2004; Compliance Director and Bank Secrecy Act Officer,
Age 44                                           American Express Centurion Bank, 2000-2003
--------------------------------------------------------------------------------------------------------





--------------------------------------------------------------------------------
                     THREADNEEDLE EUROPEAN EQUITY FUND -- 2008 ANNUAL REPORT  49

PROXY VOTING -------------------------------------------------------------------

The policy of the Board is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling RiverSource Funds at (888) 791-3380; contacting your financial institution; visiting riversource.com/funds; or searching the website of the Securities and Exchange Commission (SEC) at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting riversource.com/funds; or searching the website of the SEC at www.sec.gov.


--------------------------------------------------------------------------------
50  THREADNEEDLE EUROPEAN EQUITY FUND -- 2008 ANNUAL REPORT

THREADNEEDLE EUROPEAN EQUITY FUND
734 Ameriprise Financial Center
Minneapolis, MN 55474

RIVERSOURCE.COM/FUNDS


                                This report must be accompanied or preceded by the Fund's
                                current prospectus. Threadneedle(R) mutual funds are
                                distributed by RiverSource Distributors, Inc., Member FINRA, managed by RiverSource Investments, LLC, and subadvised by
                                Threadneedle International Limited. These companies are part of Ameriprise Financial, Inc.
(THREADNEEDLE LOGO)             (C) 2008 RiverSource Distributors, Inc.                           S-6006 N (12/08)

Annual Report
and Prospectus                                               (THREADNEEDLE LOGO)

THREADNEEDLE
INTERNATIONAL OPPORTUNITY FUND

ANNUAL REPORT FOR
THE PERIOD ENDED
OCTOBER 31, 2008
(Prospectus also enclosed)

THREADNEEDLE INTERNATIONAL OPPORTUNITY FUND SEEKS TO
PROVIDE SHAREHOLDERS WITH
LONG-TERM CAPITAL GROWTH.


This annual report includes a prospectus that
describes in detail the Fund's objective,
investments strategy, risks, sales charges,
fees and other matters of interest. Please
read the prospectus carefully before you
invest or send money.                            (SINGLE STRATEGY FUNDS ICON)

TABLE OF CONTENTS --------------------------------------------------------------


Your Fund at a Glance..............    3

Manager Commentary.................    7

The Fund's Long-term Performance...   12

Fund Expenses Example..............   14

Portfolio of Investments...........   16

Statement of Assets and
  Liabilities......................   22

Statement of Operations............   23

Statements of Changes in Net
  Assets...........................   25

Financial Highlights...............   26

Notes to Financial Statements......   34

Report of Independent Registered
  Public Accounting Firm...........   49

Federal Income Tax Information.....   51

Board Members and Officers.........   52

Proxy Voting.......................   57


RIVERSOURCE FAMILY OF FUNDS
Threadneedle Funds are a part of the RiverSource family of funds that includes funds branded
"RiverSource," "RiverSource Partners," and
"Threadneedle." These funds share the same Board of Directors/Trustees and officers.

Please see the pages that follow this report for a list of mutual funds that are included in the RiverSource family of funds.

                     (DALBAR LOGO)

The RiverSource mutual fund shareholder reports have been awarded the Communications Seal from Dalbar Inc., an independent financial services research firm. The
Seal recognizes communications demonstrating a level of excellence in the industry.


--------------------------------------------------------------------------------
2  THREADNEEDLE INTERNATIONAL OPPORTUNITY FUND -- 2008 ANNUAL REPORT

YOUR FUND AT A GLANCE ----------------------------------------------------------

FUND SUMMARY
--------------------------------------------------------------------------------

> Threadneedle International Opportunity Fund (the Fund) Class A shares declined
  44.46% (excluding sales charge) for the fiscal year ended Oct. 31, 2008.

> The Fund outperformed its benchmark index, the Morgan Stanley Capital
  International (MSCI) EAFE Index (MSCI EAFE Index), which fell 46.34% for the period.

> The Fund also outperformed the Lipper International Large-Cap Core Funds
  Index, representing the Fund's peer group, which declined 46.67% for the same time frame.

ANNUALIZED TOTAL RETURNS (for period ended Oct. 31, 2008)
--------------------------------------------------------------------------------



                                    1 year  3 years  5 years  10 years
----------------------------------------------------------------------
Threadneedle International
  Opportunity Fund Class A
  (excluding sales charge)         -44.46%   -4.24%   +2.90%   -0.77%
----------------------------------------------------------------------
MSCI EAFE Index (unmanaged)        -46.34%   -4.83%   +4.04%   +2.05%
----------------------------------------------------------------------
Lipper International Large-Cap
  Core Funds Index                 -46.67%   -5.07%   +2.98%   +2.49%
----------------------------------------------------------------------


(See "The Fund's Long-term Performance" for Index descriptions)

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial institution or visiting riversource.com/funds.

The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the table above. If reflected, returns would be lower than those shown. The performance of other classes may vary from that shown because of differences in expenses. See the Average Annual Total Returns table for performance of other share classes of the Fund.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes. It is not possible to invest directly in an index.


--------------------------------------------------------------------------------
            THREADNEEDLE INTERNATIONAL OPPORTUNITY FUND -- 2008 ANNUAL REPORT  3

YOUR FUND AT A GLANCE (continued) ----------------------------------------------

STYLE MATRIX
--------------------------------------------------------------------------------



         STYLE
VALUE    BLEND   GROWTH
           X              LARGE
                          MEDIUM   SIZE
                          SMALL



Shading within the style matrix indicates areas in which the Fund is designed to generally invest.

The style matrix can be a valuable tool for constructing and monitoring your portfolio. It provides a frame of reference for distinguishing the types of stocks or bonds owned by a mutual fund, and may serve as a guideline for helping you build a portfolio.

Investment products, including shares of mutual funds, are not federally or FDIC-insured, are not deposits or obligations of, or guaranteed by any financial institution, and involve investment risks including possible loss of principal and fluctuation in value.



ANNUAL OPERATING EXPENSE RATIO
(as of the current prospectus)
--------------------------------------------------------------------------------

                            Total
---------------------------------
Class A                     1.45%
---------------------------------
Class B                     2.21%
---------------------------------
Class C                     2.21%
---------------------------------
Class I                     0.97%
---------------------------------
Class R2                    1.77%
---------------------------------
Class R3                    1.52%
---------------------------------
Class R4                    1.26%
---------------------------------
Class R5                    1.02%
---------------------------------



International investing involves increased risk and volatility due to potential political and economic instability, currency fluctuations, and differences in financial reporting and accounting standards and oversight. Risks are particularly significant in emerging markets.


--------------------------------------------------------------------------------
4  THREADNEEDLE INTERNATIONAL OPPORTUNITY FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

AT OCT. 31, 2008
                                                                    SINCE
Without sales charge         1 YEAR  3 YEARS  5 YEARS  10 YEARS  INCEPTION*
Class A (inception
  11/15/84)                 -44.46%   -4.24%   +2.90%   -0.77%        N/A
---------------------------------------------------------------------------
Class B  (inception
  3/20/95)                  -44.87%   -4.95%   +2.13%   -1.53%        N/A
---------------------------------------------------------------------------
Class C (inception
  6/26/00)                  -44.92%   -4.98%   +2.13%     N/A       -5.51%
---------------------------------------------------------------------------
Class I (inception
  3/4/04)                   -44.18%   -3.76%     N/A      N/A       +1.18%
---------------------------------------------------------------------------
Class R2 (inception
  12/11/06)                 -44.40%     N/A      N/A      N/A      -19.01%
---------------------------------------------------------------------------
Class R3 (inception
  12/11/06)                 -44.24%     N/A      N/A      N/A      -18.77%
---------------------------------------------------------------------------
Class R4 (inception
  3/20/95)                  -44.08%   -3.87%   +3.22%   -0.53%        N/A
---------------------------------------------------------------------------
Class R5 (inception
  12/11/06)                 -44.21%     N/A      N/A      N/A      -18.57%
---------------------------------------------------------------------------

Without sales charge
Class A (inception
  11/15/84)                 -47.65%   -6.12%   +1.69%   -1.27%        N/A
---------------------------------------------------------------------------
Class B (inception
  3/20/95)                  -47.63%   -6.22%   +1.76%   -1.53%        N/A
---------------------------------------------------------------------------
Class C (inception
  6/26/00)                  -45.47%   -4.98%   +2.13%     N/A       -5.51%
---------------------------------------------------------------------------




--------------------------------------------------------------------------------
            THREADNEEDLE INTERNATIONAL OPPORTUNITY FUND -- 2008 ANNUAL REPORT  5

YOUR FUND AT A GLANCE (continued) ----------------------------------------------

AT SEPT. 30, 2008
                                                                    SINCE
Without sales charge         1 YEAR  3 YEARS  5 YEARS  10 YEARS  INCEPTION*
Class A (inception
  11/15/84)                 -27.14%   +2.06%   +8.80%   +2.29%       N/A
---------------------------------------------------------------------------
Class B (inception
  3/20/95)                  -27.72%   +1.30%   +7.96%   +1.50%       N/A
---------------------------------------------------------------------------
Class C (inception
  6/26/00)                  -27.68%   +1.33%   +7.98%     N/A      -3.01%
---------------------------------------------------------------------------
Class I (inception
  3/4/04)                   -26.83%   +2.59%     N/A      N/A      +6.15%
---------------------------------------------------------------------------
Class R2 (inception
  12/11/06)                 -27.05%     N/A      N/A      N/A      -9.39%
---------------------------------------------------------------------------
Class R3 (inception
  12/11/06)                 -26.92%     N/A      N/A      N/A      -9.21%
---------------------------------------------------------------------------
Class R4 (inception
  3/20/95)                  -26.73%   +2.42%   +9.07%   +2.52%       N/A
---------------------------------------------------------------------------
Class R5 (inception
  12/11/06)                 -26.77%     N/A      N/A      N/A      -8.93%
---------------------------------------------------------------------------

With sales charge
Class A (inception
  11/15/84)                 -31.35%   +0.07%   +7.52%   +1.76%       N/A
---------------------------------------------------------------------------
Class B (inception
  3/20/95)                  -31.34%   -0.02%   +7.66%   +1.50%       N/A
---------------------------------------------------------------------------
Class C (inception
  6/26/00)                  -28.40%   +1.33%   +7.98%     N/A      -3.01%
---------------------------------------------------------------------------



Class A share performance reflects the maximum sales charge of 5.75%. Class B share performance reflects a contingent deferred sales charge (CDSC) applied as follows: first year 5%; second and third years 4%; fourth year 3%; fifth year 2%; sixth year 1%; no sales charge thereafter. Class C shares may be subject to a 1% CDSC if shares are sold within one year after purchase. Sales charges do not apply to Class I, Class R2, Class R3, Class R4 and Class R5 shares. Class I, Class R2, Class R3, Class R4 and Class R5 are available to institutional investors only.

* For classes with less than 10 years performance.


--------------------------------------------------------------------------------
6  THREADNEEDLE INTERNATIONAL OPPORTUNITY FUND -- 2008 ANNUAL REPORT

MANAGER COMMENTARY -------------------------------------------------------------

Threadneedle International Opportunity Fund portfolio managers Alex Lyle and Esther Perkins of Threadneedle International Limited (Threadneedle) discuss the Fund's results and positioning for the fiscal period ended Oct. 31, 2008. Threadneedle, an indirect wholly-owned subsidiary of Ameriprise Financial, Inc., acts as the subadvisor to the Fund.

Dear Shareholders,

Threadneedle International Opportunity Fund (the Fund) Class A shares declined 44.46% (excluding sales charge) for the fiscal year ended Oct. 31, 2008. The Fund outperformed its benchmark index, the Morgan Stanley Capital International
(MSCI) EAFE Index (MSCI EAFE Index), which fell 46.34% for the period. The Fund also outperformed the Lipper International Large-Cap Core Funds Index, representing the Fund's peer group, which declined 46.67% for the same time frame.

SIGNIFICANT PERFORMANCE FACTORS
Global investment markets have performed quite poorly due to the liquidity shortage in the credit markets and deteriorating expectations for global economic growth. Many global economies are already in recession and we anticipate others will follow. The outlook for corporate earnings has also worsened, and we expect earnings in most regions to decline. Hence, the equity markets have faced a difficult backdrop.

TOP TEN HOLDINGS (at Oct. 31, 2008; % of portfolio assets)
---------------------------------------------------------------------

Roche Holding (Switzerland)                 4.0%
------------------------------------------------
Nestle (Switzerland)                        3.6%
------------------------------------------------
Total (France)                              2.8%
------------------------------------------------
Vodafone Group (United Kingdom)             2.7%
------------------------------------------------
BG Group (United Kingdom)                   2.5%
------------------------------------------------
Tesco (United Kingdom)                      2.0%
------------------------------------------------
E.ON (Germany)                              2.0%
------------------------------------------------
RSA Insurance Group (United Kingdom)        1.9%
------------------------------------------------
British American Tobacco (United Kingdom)   1.9%
------------------------------------------------
Novartis (Switzerland)                      1.8%
------------------------------------------------


For further detail about these holdings, please refer to the section entitled "Portfolio of Investments."

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.


--------------------------------------------------------------------------------
            THREADNEEDLE INTERNATIONAL OPPORTUNITY FUND -- 2008 ANNUAL REPORT  7

MANAGER COMMENTARY (continued) -------------------------------------------------

Though the Fund's absolute returns reflect the challenging environment, the Fund has withstood the equity decline better than the MSCI EAFE Index and its peers. The primary reason for the better relative performance was an emphasis on more defensive, less economically dependant companies. These include consumer staples stocks such as NESTLE and BRITISH AMERICAN TOBACCO and food retailers like TESCO, JERONIMO MARTINS and COLRUYT.

Health care positioning added to the Fund's results as pharmaceutical firms ROCHE and TEVA PHARMACEUTICAL and renal care company FRESENIUS MEDICAL CARE were positive contributors to return. The

COUNTRY DIVERSIFICATION (at Oct. 31, 2008; % of portfolio assets)
---------------------------------------------------------------------

Australia                                   3.9%
------------------------------------------------
Belgium                                     1.2%
------------------------------------------------
Canada                                      1.7%
------------------------------------------------
China                                       0.6%
------------------------------------------------
Finland                                     1.4%
------------------------------------------------
France                                     13.5%
------------------------------------------------
Germany                                     7.4%
------------------------------------------------
Hong Kong                                   3.7%
------------------------------------------------
Ireland                                     0.5%
------------------------------------------------
Israel                                      1.2%
------------------------------------------------
Italy                                       0.6%
------------------------------------------------
Japan                                      21.1%
------------------------------------------------
Malaysia                                    0.1%
------------------------------------------------
Mexico                                      0.4%
------------------------------------------------
Netherlands                                 2.8%
------------------------------------------------
Portugal                                    0.8%
------------------------------------------------
Russia                                      0.4%
------------------------------------------------
Singapore                                   0.7%
------------------------------------------------
South Africa                                0.5%
------------------------------------------------
South Korea                                 0.4%
------------------------------------------------
Switzerland                                12.8%
------------------------------------------------
Taiwan                                      0.3%
------------------------------------------------
United Kingdom                             22.9%
------------------------------------------------
Other(1)                                    1.1%
------------------------------------------------


(1) Cash & Cash Equivalents.


--------------------------------------------------------------------------------
8  THREADNEEDLE INTERNATIONAL OPPORTUNITY FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------


telecommunications sector held up well in the difficult market and VODAFONE and KONINKLIJKE KPN were strong performers for the Fund.

Having smaller positions in underperforming sectors like industrials and financials than the MSCI EAFE Index was another positive for the Fund. In the banking segment, having limited exposure to HBOS and RBS in the U.K. and UBS in Switzerland was advantageous.

In the early part of the fiscal year, the Fund's emphasis on energy and mining stocks was effective. These groups performed well when the economic outlook was still somewhat optimistic, commodity supplies were constrained and commodity prices remained high. Examples of contributors in this area included Brazilian oil producer PETROLEO BRASILEIRO and U.K. oil companies BG GROUP and TULLOW OIL. Each had promising oil discoveries during the period. Toward the end of the year as the economic outlook soured and commodity prices fell, the Fund gave back some of its earlier gains in these sectors. Swiss mining company XSTRATA was a notably poor performer late in the period. We subsequently reduced the Fund's energy and mining positions.

The portfolio's holdings of Russian and Asian companies also detracted from performance. Russian companies underperformed due to high debt levels and concerns about lack of investor protection under Russian law. We sold MECHEL, a Russian coal and steel producer and ROSNEFT, a Russian oil company. Portfolio holdings in China and Hong Kong performed quite well last year, but CHINA MERCHANT BANK and CHINA OVERSEAS


  We continue to emphasize defensive sectors that have limited dependence on the economic cycle.






--------------------------------------------------------------------------------
            THREADNEEDLE INTERNATIONAL OPPORTUNITY FUND -- 2008 ANNUAL REPORT  9

MANAGER COMMENTARY (continued) -------------------------------------------------


LAND suffered from some profit-taking early in this fiscal period and economic concerns in the second half of the year.

CHANGES TO THE FUND'S PORTFOLIO
We increased the Fund's holdings of consumer staples stocks, adding to NESTLE and to PERNOD RICARD, a beverage company that made an acquisition we believe has great potential. In Japan we added two new holdings in the beverage sector, KIRIN HOLDINGS and ASAHI BREWERIES.

In the health care sector, new positions included the Swiss pharmaceutical firm NOVARTIS, the French pharmaceutical company SANOFI-AVENTIS and FRESENIUS MEDICAL CARE. We believe the health care sector has good long-term potential.

We also built up the portfolio's telecommunications position with new holdings in FRANCE TELECOM and in Japan, NTT DATA and NTT DOCOMO.

We reduced exposure to industrials, selling U.K. civil aviation engine company ROLLS-ROYCE and three German stocks, truck company MAN, sports car maker PORSCHE and auto parts company CONTINENTAL. We reduced the Fund's oil company holdings near the end of the period, selling PETROLEO BRASILEIRO and ROSNEFT and reducing the Fund's holdings of TULLOW OIL. We also cut back on mining stocks, selling XSTRATA, ANGLO AMERICAN and LONMIN.

We reduced the Fund's exposure to emerging market stocks, given investors' continued risk aversion. We sold Brazilian builder CYRELA, South African media stock NASPERS and IMPALA PLATINUM, also in South Africa.

OUR FUTURE STRATEGY
Looking forward, we anticipate that economic and market environments will remain difficult, so we have focused on companies with healthy balance sheets that we believe are strong players within their specific sectors. We continue to emphasize defensive sectors that have limited dependence on the economic cycle. Thus, the portfolio has larger positions in health care, consumer staples and telecommunications than the MSCI EAFE Index. The portfolio's holdings of industrials and

--------------------------------------------------------------------------------
10  THREADNEEDLE INTERNATIONAL OPPORTUNITY FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------

consumer discretionary stocks are smaller than the MSCI EAFE Index, as is its position in the banking industry group.

In our view, share prices already reflect a lot of bad news, so we do see some upside potential. We expect inflation to come down materially, giving central banks room to reduce interest rates, which may spur a rally within this environment. However, we don't think equities are ready to break into a new bull market. Before that could occur, we believe we would need to be further along in the recessionary phase of the economic cycle. Still, we recognize that poorly performing areas are expected to recover at some point and, therefore, we are looking to add very selectively in poor performing sectors, including retailers, auto stocks and banks.

Geographically, we're most enthusiastic about opportunities in the U.K., primarily due to attractive valuations. We also see potential in Asia where we still expect superior growth rates compared to other regions.




(PHOTO - ALEX LYLE)                    (PHOTO - ESTHER PERKINS)

Alex Lyle                              Esther Perkins, CFA(R)
Portfolio Manager                      Deputy Portfolio Manager





Any specific securities mentioned are for illustrative purposes only and are not a complete list of securities that have increased or decreased in value. The views expressed in this statement reflect those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily represent the views of RiverSource Investments, LLC (RiverSource) or any subadviser to the Fund or any other person in the RiverSource or subadviser organizations. Any such views are subject to change at any time based upon market or other conditions and RiverSource disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a RiverSource fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any RiverSource fund.


--------------------------------------------------------------------------------
           THREADNEEDLE INTERNATIONAL OPPORTUNITY FUND -- 2008 ANNUAL REPORT  11

THE FUND'S LONG-TERM PERFORMANCE -----------------------------------------------

The chart on the facing page illustrates the total value of an assumed $10,000 investment in Threadneedle International Opportunity Fund Class A shares (from 11/1/98 to 10/31/08) as compared to the performance of two widely cited performance indices, the Morgan Stanley Capital International (MSCI) EAFE Index and the Lipper International Large-Cap Core Funds Index. In comparing the Fund's Class A shares to these indices, you should take into account the fact that the Fund's performance reflects the maximum sales charge of 5.75%, while such charges are not reflected in the performance of the indices. Returns for the Fund include the reinvestment of any distribution paid during each period.

The performance information shown represents past performance and is not a guarantee of future results. The table below and the chart on the facing page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial institution or visiting riversource.com/funds. Also see "Past Performance" in the Fund's current prospectus.

COMPARATIVE RESULTS
--------------------------------------------------------------------------------

Results at Oct. 31, 2008
                                                     1 YEAR   3 YEARS   5 YEARS   10 YEARS
THREADNEEDLE INTERNATIONAL OPPORTUNITY FUND
(INCLUDES SALES CHARGE)
Class A Cumulative value of $10,000                  $5,235    $8,274   $10,874     $8,728
------------------------------------------------------------------------------------------
        Average annual total return                 -47.65%    -6.12%    +1.69%     -1.27%
------------------------------------------------------------------------------------------
MSCI EAFE INDEX(1)
        Cumulative value of $10,000                  $5,366    $8,620   $12,190    $12,246
------------------------------------------------------------------------------------------
        Average annual total return                 -46.34%    -4.83%    +4.04%     +2.05%
------------------------------------------------------------------------------------------
LIPPER INTERNATIONAL LARGE-CAP CORE FUNDS INDEX(2)
        Cumulative value of $10,000                  $5,333    $8,555   $11,581    $12,803
------------------------------------------------------------------------------------------
        Average annual total return                 -46.67%    -5.07%    +2.98%     +2.49%
------------------------------------------------------------------------------------------



Results for other share classes can be found on page 5.


--------------------------------------------------------------------------------
12  THREADNEEDLE INTERNATIONAL OPPORTUNITY FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------

(VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN THREADNEEDLE INTERNATIONAL OPPORTUNITY FUND LINE GRAPH)


                     THREADNEEDLE INTERNATIONAL
                          OPPORTUNITY FUND                               LIPPER INTERNATIONAL
                          CLASS A (INCLUDES            MSCI EAFE            LARGE-CAP CORE
                           SALES CHARGE)                INDEX(1)            FUNDS INDEX(2)
                     --------------------------    ------------------    --------------------
'98                          $ 9,425                  $ 10,000                $10,000
'99                           12,046                    12,337                 12,428
'00                           11,710                    12,009                 13,213
'01                            7,528                     9,045                 10,086
'02                            6,358                     7,876                  9,004
'03                            7,565                    10,047                 11,055
'04                            8,501                    11,983                 12,719
'05                            9,937                    14,210                 14,963
'06                           12,519                    18,195                 18,919
'07                           15,714                    22,822                 24,007
'08                            8,728                    12,246                 12,803




(1) The Morgan Stanley Capital International (MSCI) EAFE Index, an unmanaged index, is compiled from a composite of securities markets of Europe, Australia and the Far East. The index is widely recognized by investors in foreign markets as the measurement index for portfolios of non-North American securities. The index reflects reinvestment of all distributions and changes in market prices.
(2) The Lipper International Large-Cap Core Funds Index includes the 30 largest international large-cap core funds tracked by Lipper Inc. The index's returns include net reinvested dividends. The Fund's performance is currently measured against this index for purposes of determining the performance incentive adjustment.


--------------------------------------------------------------------------------
           THREADNEEDLE INTERNATIONAL OPPORTUNITY FUND -- 2008 ANNUAL REPORT  13

FUND EXPENSES EXAMPLE ----------------------------------------------------------
(UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, which may include management fees; distribution and service (12b-1) fees; and other Fund fees and expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. In addition to the ongoing expenses which the Fund bears directly, the Fund's shareholders indirectly bear the expenses of the funds in which it invests (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds). The Fund's indirect expense from investing in the acquired funds is based on the Fund's pro rata portion of the cumulative expenses charged by the acquired funds using the expense ratio of each of the acquired funds as of the acquired fund's most recent shareholder report.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the six months ended Oct. 31, 2008.

ACTUAL EXPENSES
The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled "Expenses paid during the period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


--------------------------------------------------------------------------------
14  THREADNEEDLE INTERNATIONAL OPPORTUNITY FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------

                                  BEGINNING        ENDING        EXPENSES
                                ACCOUNT VALUE  ACCOUNT VALUE   PAID DURING     ANNUALIZED
                                 MAY 1, 2008   OCT. 31, 2008  THE PERIOD(A)  EXPENSE RATIO
------------------------------------------------------------------------------------------
Class A
------------------------------------------------------------------------------------------
  Actual(b)                         $1,000       $  608.20        $ 6.12         1.51%
------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000       $1,017.59        $ 7.68         1.51%
------------------------------------------------------------------------------------------

Class B
------------------------------------------------------------------------------------------
  Actual(b)                         $1,000       $  606.10        $ 9.19         2.27%
------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000       $1,013.76        $11.52         2.27%
------------------------------------------------------------------------------------------

Class C
------------------------------------------------------------------------------------------
  Actual(b)                         $1,000       $  605.80        $ 9.19         2.27%
------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000       $1,013.76        $11.52         2.27%
------------------------------------------------------------------------------------------

Class I
------------------------------------------------------------------------------------------
  Actual(b)                         $1,000       $  610.00        $ 4.10         1.01%
------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000       $1,020.11        $ 5.14         1.01%
------------------------------------------------------------------------------------------

Class R2
------------------------------------------------------------------------------------------
  Actual(b)                         $1,000       $  607.90        $ 7.30         1.80%
------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000       $1,016.13        $ 9.15         1.80%
------------------------------------------------------------------------------------------

Class R3
------------------------------------------------------------------------------------------
  Actual(b)                         $1,000       $  609.20        $ 6.29         1.55%
------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000       $1,017.39        $ 7.88         1.55%
------------------------------------------------------------------------------------------

Class R4
------------------------------------------------------------------------------------------
  Actual(b)                         $1,000       $  610.60        $ 5.32         1.31%
------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000       $1,018.60        $ 6.67         1.31%
------------------------------------------------------------------------------------------

Class R5
------------------------------------------------------------------------------------------
  Actual(b)                         $1,000       $  609.50        $ 4.26         1.05%
------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000       $1,019.91        $ 5.35         1.05%
------------------------------------------------------------------------------------------


(a) Expenses are equal to the Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
(b) Based on the actual return for the six months ended Oct. 31, 2008: -39.18% for Class A, -39.39% for Class B, -39.42% for Class C, -39.00% for Class I, -39.21% for Class R2, -39.08% for Class R3, -38.94% for Class R4 and -39.05%
    for Class R5.


--------------------------------------------------------------------------------
           THREADNEEDLE INTERNATIONAL OPPORTUNITY FUND -- 2008 ANNUAL REPORT  15

PORTFOLIO OF INVESTMENTS -------------------------------------------------------

OCT. 31, 2008
(Percentages represent value of investments compared to net assets)

INVESTMENTS IN SECURITIES



COMMON STOCKS (98.4%)(c)
ISSUER                                                 SHARES                VALUE(a)
AUSTRALIA (3.9%)
BHP Billiton                                           168,816             $3,241,456
Boart Longyear Group                                 1,359,928                394,369
CSL                                                    103,192              2,508,287
Macquarie Group                                         53,304              1,056,946
Newcrest Mining                                        125,212              1,720,317
QBE Insurance Group                                    163,377              2,785,908
Rio Tinto                                               39,165              2,025,050
                                                                      ---------------
Total                                                                      13,732,333
-------------------------------------------------------------------------------------

BELGIUM (1.2%)
Colruyt                                                 18,294              4,110,230
-------------------------------------------------------------------------------------

CANADA (1.7%)
Canadian Pacific Railway                                52,000              2,354,123
ShawCor Cl A                                            80,000              1,211,669
Suncor Energy                                          100,000              2,402,589
                                                                      ---------------
Total                                                                       5,968,381
-------------------------------------------------------------------------------------

CHINA (0.6%)
China Merchants Bank Series H                        1,420,000              2,175,634
-------------------------------------------------------------------------------------

FINLAND (1.4%)
Sampo Series A                                         243,155              4,871,032
-------------------------------------------------------------------------------------

FRANCE (13.4%)
ALSTOM                                                  45,568              2,257,719
AXA                                                    103,824              1,982,757
BNP Paribas                                             78,660              5,677,347
Essilor Intl                                            71,998              3,228,534
France Telecom                                         158,388              3,992,433
GDF Suez                                               111,741              4,972,243
LVMH Moet Hennessy Louis Vuitton                        29,204              1,942,663
Pernod Ricard                                           87,952              5,725,295
Sanofi-Aventis                                          35,971              2,278,213
Societe Generale                                        61,938              3,374,738
Total                                                  176,568              9,710,180
Veolia Environnement                                    77,152              1,911,275
                                                                      ---------------
Total                                                                      47,053,397
-------------------------------------------------------------------------------------

GERMANY (7.4%)
Allianz                                                 38,487              2,895,100
Bayer                                                   72,056              4,028,909
Daimler                                                 65,066              2,234,566
E.ON                                                   178,479              6,828,125
Fresenius Medical Care & Co                            129,537              5,792,115
Linde                                                   30,484              2,563,241
Wincor Nixdorf                                          31,848              1,382,866
                                                                      ---------------
Total                                                                      25,724,922
-------------------------------------------------------------------------------------

HONG KONG (3.7%)
China Mobile                                           383,500              3,376,268
China Overseas Land & Investment                     2,728,000              3,080,821
Esprit Holdings                                        390,000              2,216,147
Hong Kong Exchanges and Clearing                       190,700              1,933,966
Li & Fung                                            1,093,600              2,195,000
                                                                      ---------------
Total                                                                      12,802,202
-------------------------------------------------------------------------------------

IRELAND (0.5%)
CRH                                                     82,751              1,817,558
-------------------------------------------------------------------------------------

ISRAEL (1.2%)
Israel Chemicals                                       139,657              1,414,657
Teva Pharmaceutical Inds ADR                            62,970              2,700,154
                                                                      ---------------
Total                                                                       4,114,811
-------------------------------------------------------------------------------------

ITALY (0.6%)
Saipem                                                 107,872              2,026,847
-------------------------------------------------------------------------------------

JAPAN (21.0%)
Aisin Seiki                                             29,700                525,703
AMADA                                                   32,000                146,994
Asahi Breweries                                         89,100              1,471,114
Bridgestone                                             54,500                953,089
Canon                                                   53,400              1,869,076
Central Japan Railway                                       87                714,867
Chubu Electric Power                                    62,500              1,637,024
Daiichi Sankyo                                          26,800                549,685


See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
16  THREADNEEDLE INTERNATIONAL OPPORTUNITY FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                                 SHARES                VALUE(a)
JAPAN (CONT.)
Daiwa House Industry                                    27,000               $240,095
Daiwa Securities Group                                 135,000                763,439
DENSO                                                   20,300                395,769
eAccess                                                    548                254,951
East Japan Railway                                         350              2,491,296
FamilyMart                                              30,900              1,224,573
FANUC                                                   12,500                833,091
Fukuoka Financial Group                                111,000                367,225
Hitachi                                                261,000              1,225,752
Honda Motor                                             61,800              1,537,111
Hoya                                                    59,100              1,079,456
Japan Tobacco                                              217                770,060
JFE Holdings                                            37,200                949,437
Kansai Electric Power                                   51,500              1,291,736
Kansai Paint                                           147,000                820,656
KDDI                                                       338              2,025,705
Keyence                                                  3,200                613,391
Kirin Holdings                                          47,000                519,975
Kobe Steel                                             249,000                404,001
Komatsu                                                 68,500                753,276
Mitsubishi                                              12,000                201,198
Mitsubishi Electric                                     89,000                551,894
Mitsubishi Estate                                       58,000              1,036,364
Mitsubishi Logistics                                   108,000                982,868
Mitsubishi UFJ Financial Group                         432,400              2,718,035
Mitsui & Co                                            140,000              1,356,910
Mitsui Fudosan                                          69,000              1,203,921
Mizuho Financial Group                                     413              1,008,746
Murata Mfg                                              10,600                365,424
NGK Spark Plug                                          82,000                773,205
Nintendo                                                 4,900              1,574,850
Nippon Electric Glass                                   46,000                276,767
Nippon Oil                                              80,000                328,473
Nippon Sheet Glass                                      89,000                291,147
Nippon Telegraph & Telephone                               248              1,012,302
Nippon Yusen Kabushiki Kaisha                           60,000                290,222
Nissan Motor                                            88,200                438,159
Nomura Holdings                                         86,100                815,968
NTT Data                                                    75                247,872
NTT DoCoMo                                               1,310              2,078,173
Ono Pharmaceutical                                      17,200                766,934
Oracle Japan                                             4,700                204,385
ORIX                                                     3,540                363,812
Pacific Golf Group Intl Holdings                           820                307,198
Panasonic                                               48,000                773,195
Ricoh                                                   50,000                538,251
SECOM                                                   19,300                736,354
Sekisui Chemical                                       222,000              1,297,435
Sekisui House                                           86,000                862,610
Seven & I Holdings                                      61,200              1,718,851
Shin-Etsu Chemical                                      41,200              2,190,617
Shionogi & Co                                           32,000                544,781
Sompo Japan Insurance                                   61,000                427,678
Sony                                                    40,500                960,132
Sony Financial Holdings                                    257                836,069
Sumitomo                                                94,200                829,007
Sumitomo Chemical                                       84,000                257,065
Sumitomo Heavy Inds                                     98,000                291,017
Sumitomo Metal Inds                                    286,000                735,780
Sumitomo Mitsui Financial Group                            280              1,122,796
Sumitomo Realty & Development                           14,000                228,164
Sundrug                                                 10,800                196,694
T&D Holdings                                            16,500                630,498
Takeda Pharmaceutical                                   51,900              2,579,382
Tokio Marine Holdings                                   34,000              1,049,053
Tokyo Electron                                          10,000                333,532
Tokyo Gas                                              615,000              2,645,210
Toshiba                                                 68,000                245,849
Toyota Motor                                           117,900              4,605,388
Trend Micro                                             22,000                538,337
UBE Inds                                                88,000                185,208
Yahoo! Japan                                             1,015                335,946
                                                                      ---------------
Total                                                                      73,318,273
-------------------------------------------------------------------------------------

MALAYSIA (0.1%)
IOI                                                    513,500                407,620
-------------------------------------------------------------------------------------

MEXICO (0.4%)
America Movil ADR Series L                              43,531              1,346,849
-------------------------------------------------------------------------------------



                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
           THREADNEEDLE INTERNATIONAL OPPORTUNITY FUND -- 2008 ANNUAL REPORT  17

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                                 SHARES                VALUE(a)

NETHERLANDS (2.8%)
Koninklijke (Royal) KPN                                424,549             $5,976,892
Royal Dutch Shell Series A                             136,713              3,787,928
                                                                      ---------------
Total                                                                       9,764,820
-------------------------------------------------------------------------------------

PORTUGAL (0.8%)
Jeronimo Martins                                       536,224              2,735,501
-------------------------------------------------------------------------------------

RUSSIA (0.4%)
Gazprom ADR                                             73,793              1,503,532
-------------------------------------------------------------------------------------

SINGAPORE (0.7%)
DBS Group Holdings                                     195,000              1,489,235
Keppel                                                 356,000              1,110,422
                                                                      ---------------
Total                                                                       2,599,657
-------------------------------------------------------------------------------------

SOUTH AFRICA (0.5%)
First Uranium                                          200,000(b)             232,375
MTN Group                                              147,779              1,663,042
                                                                      ---------------
Total                                                                       1,895,417
-------------------------------------------------------------------------------------

SOUTH KOREA (0.4%)
Shinhan Financial Group                                 56,400              1,373,262
-------------------------------------------------------------------------------------

SWITZERLAND (12.7%)
Credit Suisse Group                                     94,712              3,541,191
Lonza Group                                             41,497              3,443,508
Nestle                                                 319,507             12,423,059
Novartis                                               126,013              6,395,343
Roche Holding                                           92,047             14,074,636
Syngenta                                                24,476              4,574,787
                                                                      ---------------
Total                                                                      44,452,524
-------------------------------------------------------------------------------------

TAIWAN (0.3%)
Hon Hai Precision Industry                             386,400                933,147
-------------------------------------------------------------------------------------

UNITED KINGDOM (22.7%)
BAE Systems                                            561,242              3,154,429
BG Group                                               594,622              8,742,481
BP                                                     621,374              5,064,650
British American Tobacco                               238,778              6,548,908
Capita Group                                           261,628              2,703,147
Centrica                                               585,206              2,875,331
Home Retail Group                                      825,043              2,629,394
HSBC Holdings                                          498,271              5,901,082
Lloyds TSB Group                                       511,573              1,653,305
Prudential                                             331,369              1,664,424
Rio Tinto                                               69,282              3,236,011
RSA Insurance Group                                  3,024,641              6,725,679
Shire                                                  211,269              2,768,132
Standard Chartered                                     204,981              3,387,413
Tesco                                                1,271,167              6,964,219
Tullow Oil                                             261,419              2,219,915
Vodafone Group                                       4,973,062              9,565,871
Wm Morrison Supermarkets                               913,209              3,888,028
                                                                      ---------------
Total                                                                      79,692,419
-------------------------------------------------------------------------------------
TOTAL COMMON STOCKS
(Cost: $469,305,599)                                                     $344,420,368
-------------------------------------------------------------------------------------



MONEY MARKET FUND (1.1%)
                                                       SHARES                VALUE(a)
RiverSource Short-Term Cash Fund, 1.60%              3,765,428(d)          $3,765,428
-------------------------------------------------------------------------------------
TOTAL MONEY MARKET FUND
(Cost: $3,765,428)                                                         $3,765,428
-------------------------------------------------------------------------------------
TOTAL INVESTMENTS IN SECURITIES
(Cost: $473,071,027)(e)                                                  $348,185,796
=====================================================================================




SUMMARY OF INVESTMENTS IN SECURITIES BY INDUSTRY

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total net assets at Oct. 31, 2008:

                                          PERCENTAGE OF
INDUSTRY                                    NET ASSETS        VALUE
-----------------------------------------------------------------------
Aerospace & Defense                             0.9%         $3,154,429
Auto Components                                 0.8           2,647,766


See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
18  THREADNEEDLE INTERNATIONAL OPPORTUNITY FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------

                                          PERCENTAGE OF
INDUSTRY                                    NET ASSETS        VALUE
-----------------------------------------------------------------------
Automobiles                                     2.5%         $8,815,224
Beverages                                       2.2           7,716,384
Biotechnology                                   0.7           2,508,287
Building Products                               0.1             291,147
Capital Markets                                 1.8           6,177,544
Chemicals                                       3.4          12,006,231
Commercial Banks                                8.5          30,248,818
Commercial Services & Supplies                  0.2             736,354
Computers & Peripherals                         0.5           1,628,715
Construction & Engineering                      0.1             394,369
Construction Materials                          0.5           1,817,558
Consumer Finance                                0.1             363,812
Distributors                                    0.6           2,195,000
Diversified Financial Services                  0.6           1,933,966
Diversified Telecommunication Services          3.1          10,981,627
Electric Utilities                              2.8           9,756,885
Electrical Equipment                            0.8           2,809,613
Electronic Equipment, Instruments &
  Components                                    1.3           4,493,937
Energy Equipment & Services                     0.9           3,238,516
Food & Staples Retailing                        6.0          20,838,096
Food Products                                   3.7          12,830,679
Gas Utilities                                   0.8           2,645,210
Health Care Equipment & Supplies                0.9           3,228,534
Health Care Providers & Services                1.7           5,792,115
Hotels, Restaurants & Leisure                   0.1             307,198
Household Durables                              1.1           3,893,372
Industrial Conglomerates                        0.3           1,110,422
Insurance                                       6.7          23,868,198
Internet & Catalog Retail                       0.8           2,629,394
Internet Software & Services                    0.2             590,897
IT Services                                     0.1             247,872
Life Sciences Tools & Services                  1.0           3,443,508
Machinery                                       0.6           2,024,378
Marine                                          0.1             290,222
Metals & Mining                                 3.6          12,544,427
Multi-Utilities                                 2.8           9,758,849
Office Electronics                              0.7           2,407,327
Oil, Gas & Consumable Fuels                     9.5          33,759,748
Pharmaceuticals                                10.4          36,686,169
Professional Services                           0.8           2,703,147
Real Estate Management & Development            1.7           5,789,365
Road & Rail                                     1.6           5,560,286
Semiconductors & Semiconductor
  Equipment                                     0.1             333,532
Software                                        0.7           2,317,572
Specialty Retail                                0.6           2,216,147
Textiles, Apparel & Luxury Goods                0.6           1,942,663


                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
           THREADNEEDLE INTERNATIONAL OPPORTUNITY FUND -- 2008 ANNUAL REPORT  19

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------

                                          PERCENTAGE OF
INDUSTRY                                    NET ASSETS        VALUE
-----------------------------------------------------------------------
Tobacco                                         2.1%         $7,318,968
Trading Companies & Distributors                0.7           2,387,115
Transportation Infrastructure                   0.3             982,868
Wireless Telecommunication Services             5.7          20,055,908
Other(1)                                        1.1           3,765,428
-----------------------------------------------------------------------
Total                                                      $348,185,796
-----------------------------------------------------------------------


(1) Cash & Cash Equivalents.

INVESTMENTS IN DERIVATIVES

FORWARD FOREIGN CURRENCY CONTRACTS OPEN AT OCT. 31, 2008


                         CURRENCY TO BE   CURRENCY TO BE    UNREALIZED     UNREALIZED
EXCHANGE DATE               DELIVERED        RECEIVED      APPRECIATION   DEPRECIATION
--------------------------------------------------------------------------------------
Nov. 4, 2008                    41,815        4,100,000         $--           $(184)
                           U.S. Dollar     Japanese Yen


NOTES TO PORTFOLIO OF INVESTMENTS


(a) Securities are valued by using procedures described in Note 1 to the financial statements.

(b)  Non-income producing.

(c)  Foreign security values are stated in U.S. dollars.

(d) Affiliated Money Market Fund -- See Note 5 to the financial statements. The rate shown is the seven-day current annualized yield at Oct. 31, 2008.

(e) At Oct. 31, 2008, the cost of securities for federal income tax purposes was $474,860,587 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                           $6,413,941
     Unrealized depreciation                         (133,088,732)
     ------------------------------------------------------------
     Net unrealized depreciation                    $(126,674,791)
     ------------------------------------------------------------


The industries identified above are based on the Global Industry Classification Standard (GICS), which was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.


--------------------------------------------------------------------------------
20  THREADNEEDLE INTERNATIONAL OPPORTUNITY FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------



HOW TO FIND INFORMATION ABOUT THE FUND'S PORTFOLIO HOLDINGS
(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii)The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at riversource.com/funds.


--------------------------------------------------------------------------------
           THREADNEEDLE INTERNATIONAL OPPORTUNITY FUND -- 2008 ANNUAL REPORT  21

STATEMENT OF ASSETS AND LIABILITIES --------------------------------------------
OCT. 31, 2008

ASSETS
Investments in securities, at value
  Unaffiliated issuers (identified cost $469,305,599)                     $ 344,420,368
  Affiliated money market fund (identified cost $3,765,428)                   3,765,428
---------------------------------------------------------------------------------------
Total investments in securities (identified cost $473,071,027)              348,185,796
Foreign currency holdings (identified cost $322,462)                            315,894
Capital shares receivable                                                       249,769
Dividends receivable                                                          1,045,308
Receivable for investment securities sold                                       283,731
Reclaims receivable                                                             739,639
---------------------------------------------------------------------------------------
Total assets                                                                350,820,137
---------------------------------------------------------------------------------------
LIABILITIES
Capital shares payable                                                          456,460
Payable for investment securities purchased                                     333,189
Unrealized depreciation on forward foreign currency contracts                       184
Accrued investment management services fees                                       7,561
Accrued distribution fees                                                         2,470
Accrued transfer agency fees                                                      2,311
Accrued administrative services fees                                                763
Accrued plan administration services fees                                             1
Other accrued expenses                                                          153,689
---------------------------------------------------------------------------------------
Total liabilities                                                               956,628
---------------------------------------------------------------------------------------
Net assets applicable to outstanding capital stock                        $ 349,863,509
---------------------------------------------------------------------------------------

REPRESENTED BY
Capital stock -- $.01 par value                                           $     536,263
Additional paid-in capital                                                  713,172,018
Undistributed net investment income                                           9,626,592
Accumulated net realized gain (loss)                                       (248,655,853)
Unrealized appreciation (depreciation) on investments
  and on translation of assets and liabilities in foreign currencies       (124,815,511)
---------------------------------------------------------------------------------------
Total -- representing net assets applicable to outstanding capital stock  $ 349,863,509
---------------------------------------------------------------------------------------



NET ASSET VALUE PER SHARE
                              NET ASSETS   SHARES OUTSTANDING   NET ASSET VALUE PER SHARE
Class A                     $248,481,494           38,086,295                       $6.52(1)
Class B                     $ 26,534,037            4,183,815                       $6.34
Class C                     $  1,937,373              308,820                       $6.27
Class I                     $ 72,732,880           11,020,753                       $6.60
Class R2                    $      3,285                  496                       $6.62
Class R3                    $      3,293                  496                       $6.64
Class R4                    $    167,848               25,145                       $6.68
Class R5                    $      3,299                  496                       $6.65
-----------------------------------------------------------------------------------------



(1) The maximum offering price per share for Class A is $6.92. The offering price is calculated by dividing the net asset value by 1.0 minus the maximum sales charge of 5.75%.
The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
22  THREADNEEDLE INTERNATIONAL OPPORTUNITY FUND -- 2008 ANNUAL REPORT

STATEMENT OF OPERATIONS --------------------------------------------------------
YEAR ENDED OCT. 31, 2008


INVESTMENT INCOME
Income:
Dividends                                                          $  19,015,853
Interest                                                                  17,365
Income distributions from affiliated money market fund                   264,257
Fee income from securities lending                                       359,229
  Less foreign taxes withheld                                         (1,500,826)
--------------------------------------------------------------------------------
Total income                                                          18,155,878
--------------------------------------------------------------------------------

Expenses:
Investment management services fees                                    4,661,800
Distribution fees
  Class A                                                              1,036,236
  Class B                                                                541,184
  Class C                                                                 30,802
  Class R2                                                                    25
  Class R3                                                                    12
Transfer agency fees
  Class A                                                                958,774
  Class B                                                                131,283
  Class C                                                                  7,370
  Class R2                                                                     3
  Class R3                                                                     3
  Class R4                                                                   146
  Class R5                                                                     3
Administrative services fees                                             460,205
Plan administration services fees
  Class R2                                                                    12
  Class R3                                                                    12
  Class R4                                                                   730
Compensation of board members                                             12,548
Custodian fees                                                           229,165
Printing and postage                                                     131,020
Registration fees                                                         63,831
Professional fees                                                         41,060
Other                                                                     23,670
--------------------------------------------------------------------------------

Total expenses                                                         8,329,894
  Expenses waived/reimbursed by the Investment Manager and its
    affiliates                                                              (754)
  Earnings and bank fee credits on cash balances                         (14,466)
--------------------------------------------------------------------------------
Total net expenses                                                     8,314,674
--------------------------------------------------------------------------------
Investment income (loss) -- net                                        9,841,204
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
           THREADNEEDLE INTERNATIONAL OPPORTUNITY FUND -- 2008 ANNUAL REPORT  23

STATEMENT OF OPERATIONS (continued) --------------------------------------------
YEAR ENDED OCT. 31, 2008

REALIZED AND UNREALIZED GAIN (LOSS) -- NET
Net realized gain (loss) on:
  Security transactions                                            $ (12,527,569)
  Foreign currency transactions                                         (288,495)
--------------------------------------------------------------------------------
Net realized gain (loss) on investments                              (12,816,064)
Net change in unrealized appreciation (depreciation) on
  investments
  and on translation of assets and liabilities in foreign
  currencies                                                        (297,266,660)
--------------------------------------------------------------------------------
Net gain (loss) on investments and foreign currencies               (310,082,724)
--------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations    $(300,241,520)
--------------------------------------------------------------------------------



The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
24  THREADNEEDLE INTERNATIONAL OPPORTUNITY FUND -- 2008 ANNUAL REPORT

STATEMENTS OF CHANGES IN NET ASSETS --------------------------------------------


YEAR ENDED OCT. 31,                                                     2008           2007
OPERATIONS AND DISTRIBUTIONS
Investment income (loss) -- net                                    $   9,841,204  $   4,356,347
Net realized gain (loss) on investments                              (12,816,064)   105,748,836
Net change in unrealized appreciation (depreciation) on
  investments and on translation of assets and liabilities in
  foreign currencies                                                (297,266,660)    47,155,142
-----------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations     (300,241,520)   157,260,325
-----------------------------------------------------------------------------------------------
Distributions to shareholders from:
  Net investment income
    Class A                                                           (3,580,745)    (5,792,143)
    Class B                                                                   --       (328,653)
    Class C                                                               (2,207)       (20,000)
    Class I                                                           (1,475,608)    (1,860,370)
    Class R2                                                                 (33)           (82)
    Class R3                                                                 (46)           (82)
    Class R4                                                              (4,181)       (12,305)
    Class R5                                                                 (63)           (83)
-----------------------------------------------------------------------------------------------
Total distributions                                                   (5,062,883)    (8,013,718)
-----------------------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS
Proceeds from sales
  Class A shares                                                      47,238,648     57,964,868
  Class B shares                                                       6,160,677     10,142,678
  Class C shares                                                         759,316        554,208
  Class I shares                                                      15,518,168     15,649,639
  Class R2 shares                                                             --          5,000
  Class R3 shares                                                             --          5,000
  Class R4 shares                                                         56,966        206,103
  Class R5 shares                                                             --          5,000
Reinvestment of distributions at net asset value
  Class A shares                                                       3,505,552      5,680,839
  Class B shares                                                              --        322,993
  Class C shares                                                           2,171         19,664
  Class I shares                                                       1,475,409      1,860,121
  Class R4 shares                                                          4,181         12,305
Payments for redemptions
  Class A shares                                                    (103,889,267)  (113,242,804)
  Class B shares                                                     (25,515,027)   (32,319,841)
  Class C shares                                                      (1,032,936)      (850,822)
  Class I shares                                                     (15,677,847)   (18,273,882)
  Class R4 shares                                                       (201,571)      (704,572)
-----------------------------------------------------------------------------------------------
Increase (decrease) in net assets from capital share transactions    (71,595,560)   (72,963,503)
-----------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                             (376,899,963)    76,283,104
Net assets at beginning of year                                      726,763,472    650,480,368
-----------------------------------------------------------------------------------------------
Net assets at end of year                                          $ 349,863,509  $ 726,763,472
-----------------------------------------------------------------------------------------------
Undistributed net investment income                                $   9,626,592  $   4,887,998
-----------------------------------------------------------------------------------------------



The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
           THREADNEEDLE INTERNATIONAL OPPORTUNITY FUND -- 2008 ANNUAL REPORT  25

FINANCIAL HIGHLIGHTS -----------------------------------------------------------

CLASS A


PER SHARE INCOME AND CAPITAL CHANGES(a)
Fiscal period ended Oct. 31,                          2008         2007         2006         2005         2004
Net asset value, beginning of period                $11.83        $9.54        $7.66        $6.58        $5.88
--------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                           .17(b)       .07(b)       .06          .05          .03
Net gains (losses) (both realized and
 unrealized)                                         (5.40)        2.34         1.91         1.06          .71
--------------------------------------------------------------------------------------------------------------
Total from investment operations                     (5.23)        2.41         1.97         1.11          .74
--------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                  (.08)        (.12)        (.09)        (.03)        (.04)
--------------------------------------------------------------------------------------------------------------
Net asset value, end of period                       $6.52       $11.83        $9.54        $7.66        $6.58
--------------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)               $248         $520         $464         $408         $347
--------------------------------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(c),(d)                         1.45%        1.34%        1.48%        1.53%        1.54%
--------------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(d),(e),(f)                     1.45%        1.34%        1.48%        1.52%        1.54%
--------------------------------------------------------------------------------------------------------------
Net investment income (loss)                         1.68%         .63%         .76%         .75%         .45%
--------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                78%          84%          79%          93%          98%
--------------------------------------------------------------------------------------------------------------
Total return(g)                                    (44.46%)      25.52%       25.98%       16.90%       12.54%
--------------------------------------------------------------------------------------------------------------


(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Per share amounts have been calculated using the average shares outstanding method.
(c) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances.
(d) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(e) The Investment Manager and its affiliates have agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment.
(f) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances. Earnings and bank fee credits for the year ended Oct. 31, 2008 were less than 0.01% of average net assets.
(g) Total return does not reflect payment of a sales charge.

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
26  THREADNEEDLE INTERNATIONAL OPPORTUNITY FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------

CLASS B


PER SHARE INCOME AND CAPITAL CHANGES(a)
Fiscal period ended Oct. 31,                          2008         2007         2006         2005         2004
Net asset value, beginning of period                $11.50        $9.27        $7.44        $6.42        $5.75
--------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                           .10(b)      (.01)(b)       --           --         (.02)
Net gains (losses) (both realized and
 unrealized)                                         (5.26)        2.28         1.86         1.02          .69
--------------------------------------------------------------------------------------------------------------
Total from investment operations                     (5.16)        2.27         1.86         1.02          .67
--------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                    --         (.04)        (.03)          --           --
--------------------------------------------------------------------------------------------------------------
Net asset value, end of period                       $6.34       $11.50        $9.27        $7.44        $6.42
--------------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)                $27          $72          $77          $81          $74
--------------------------------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(c),(d)                         2.21%        2.11%        2.25%        2.30%        2.32%
--------------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(d),(e),(f)                     2.21%        2.11%        2.25%        2.29%        2.31%
--------------------------------------------------------------------------------------------------------------
Net investment income (loss)                          .98%        (.10%)        .01%         .01%        (.29%)
--------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                78%          84%          79%          93%          98%
--------------------------------------------------------------------------------------------------------------
Total return(g)                                    (44.87%)      24.56%       25.07%       15.89%       11.65%
--------------------------------------------------------------------------------------------------------------


(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Per share amounts have been calculated using the average shares outstanding method.
(c) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances.
(d) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(e) The Investment Manager and its affiliates have agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment.
(f) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances. Earnings and bank fee credits for the year ended Oct. 31, 2008 were less than 0.01% of average net assets.
(g) Total return does not reflect payment of a sales charge.

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
           THREADNEEDLE INTERNATIONAL OPPORTUNITY FUND -- 2008 ANNUAL REPORT  27

FINANCIAL HIGHLIGHTS (continued) -----------------------------------------------

CLASS C


PER SHARE INCOME AND CAPITAL CHANGES(a)
Fiscal period ended Oct. 31,                          2008         2007         2006         2005         2004
Net asset value, beginning of period                $11.39        $9.19        $7.40        $6.38        $5.72
--------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                           .09(b)      (.01)(b)       --           --         (.02)
Net gains (losses) (both realized and
 unrealized)                                         (5.20)        2.27         1.84         1.02          .68
--------------------------------------------------------------------------------------------------------------
Total from investment operations                     (5.11)        2.26         1.84         1.02          .66
--------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                  (.01)        (.06)        (.05)          --           --
--------------------------------------------------------------------------------------------------------------
Net asset value, end of period                       $6.27       $11.39        $9.19        $7.40        $6.38
--------------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)                 $2           $4           $3           $3           $2
--------------------------------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(c),(d)                         2.21%        2.10%        2.25%        2.30%        2.30%
--------------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(d),(e),(f)                     2.21%        2.10%        2.25%        2.28%        2.30%
--------------------------------------------------------------------------------------------------------------
Net investment income (loss)                          .91%        (.12%)       (.01%)        .02%        (.26%)
--------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                78%          84%          79%          93%          98%
--------------------------------------------------------------------------------------------------------------
Total return(g)                                    (44.92%)      24.66%       24.93%       16.03%       11.62%
--------------------------------------------------------------------------------------------------------------


(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Per share amounts have been calculated using the average shares outstanding method.
(c) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances.
(d) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(e) The Investment Manager and its affiliates have agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment.
(f) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances. Earnings and bank fee credits for the year ended Oct. 31, 2008 were less than 0.01% of average net assets.
(g) Total return does not reflect payment of a sales charge.

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
28  THREADNEEDLE INTERNATIONAL OPPORTUNITY FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------

CLASS I


PER SHARE INCOME AND CAPITAL CHANGES(a)
Fiscal period ended Oct. 31,                          2008         2007         2006         2005     2004(b)
Net asset value, beginning of period                $11.97        $9.64        $7.75        $6.65        $6.60
--------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                           .21(c)       .12(c)       .11          .09          .04
Net gains (losses) (both realized and
 unrealized)                                         (5.45)        2.38         1.92         1.07          .01
--------------------------------------------------------------------------------------------------------------
Total from investment operations                     (5.24)        2.50         2.03         1.16          .05
--------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                  (.13)        (.17)        (.14)        (.06)          --
--------------------------------------------------------------------------------------------------------------
Net asset value, end of period                       $6.60       $11.97        $9.64        $7.75        $6.65
--------------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)                $73         $131         $105          $50          $22
--------------------------------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(d),(e)                          .97%         .88%         .99%         .91%         .87%(f)
--------------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(e),(g),(h)                      .97%         .88%         .99%         .91%         .87%(f)
--------------------------------------------------------------------------------------------------------------
Net investment income (loss)                         2.14%        1.13%        1.22%        1.36%        1.12%(f)
--------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                78%          84%          79%          93%          98%
--------------------------------------------------------------------------------------------------------------
Total return                                       (44.18%)      26.22%       26.50%       17.58%         .76%(i)
--------------------------------------------------------------------------------------------------------------


(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) For the period from March 4, 2004 (inception date) to Oct. 31, 2004.
(c) Per share amounts have been calculated using the average shares outstanding method.
(d) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances.
(e) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(f) Adjusted to an annual basis.
(g) The Investment Manager and its affiliates have agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment.
(h) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances. Earnings and bank fee credits for the year ended Oct. 31, 2008 were less than 0.01% of average net assets.
(i) Not annualized.

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
           THREADNEEDLE INTERNATIONAL OPPORTUNITY FUND -- 2008 ANNUAL REPORT  29

FINANCIAL HIGHLIGHTS (continued) -----------------------------------------------

CLASS R2


PER SHARE INCOME AND CAPITAL CHANGES(a)
Fiscal period ended Oct. 31,                          2008     2007(b)
Net asset value, beginning of period                $11.98       $10.08
--------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(c)                        .16          .03
Net gains (losses) (both realized and
 unrealized)                                         (5.45)        2.04
--------------------------------------------------------------------------------------------------------------
Total from investment operations                     (5.29)        2.07
--------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                  (.07)        (.17)
--------------------------------------------------------------------------------------------------------------
Net asset value, end of period                       $6.62       $11.98
--------------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)                $--          $--
--------------------------------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(d),(e)                         1.77%        1.68%(f)
--------------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(e),(g),(h)                     1.52%        1.68%(f)
--------------------------------------------------------------------------------------------------------------
Net investment income (loss)                         1.61%         .36%(f)
--------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                78%          84%
--------------------------------------------------------------------------------------------------------------
Total return                                       (44.40%)      20.81%(i)
--------------------------------------------------------------------------------------------------------------


(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) For the period from Dec. 11, 2006 (inception date) to Oct. 31, 2007.
(c) Per share amounts have been calculated using the average shares outstanding method.
(d) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances.
(e) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(f) Adjusted to an annual basis.
(g) The Investment Manager and its affiliates have agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment.
(h) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances. Earnings and bank fee credits for the year ended Oct. 31, 2008 were less than 0.01% of average net assets.
(i) Not annualized.

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
30  THREADNEEDLE INTERNATIONAL OPPORTUNITY FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------

CLASS R3


PER SHARE INCOME AND CAPITAL CHANGES(a)
Fiscal period ended Oct. 31,                          2008     2007(b)
Net asset value, beginning of period                $12.01       $10.08
--------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(c)                        .19          .06
Net gains (losses) (both realized and
 unrealized)                                         (5.47)        2.04
--------------------------------------------------------------------------------------------------------------
Total from investment operations                     (5.28)        2.10
--------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                  (.09)        (.17)
--------------------------------------------------------------------------------------------------------------
Net asset value, end of period                       $6.64       $12.01
--------------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)                $--          $--
--------------------------------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(d),(e)                         1.52%        1.44%(f)
--------------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(e),(g),(h)                     1.27%        1.44%(f)
--------------------------------------------------------------------------------------------------------------
Net investment income (loss)                         1.86%         .61%(f)
--------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                78%          84%
--------------------------------------------------------------------------------------------------------------
Total return                                       (44.24%)      21.11%(i)
--------------------------------------------------------------------------------------------------------------


(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) For the period from Dec. 11, 2006 (inception date) to Oct. 31, 2007.
(c) Per share amounts have been calculated using the average shares outstanding method.
(d) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances.
(e) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(f) Adjusted to an annual basis.
(g) The Investment Manager and its affiliates have agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment.
(h) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances. Earnings and bank fee credits for the year ended Oct. 31, 2008 were less than 0.01% of average net assets.
(i) Not annualized.

The accompanying Notes to Financial Statements are an integral part of this statement.


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           THREADNEEDLE INTERNATIONAL OPPORTUNITY FUND -- 2008 ANNUAL REPORT  31

FINANCIAL HIGHLIGHTS (continued) -----------------------------------------------

CLASS R4


PER SHARE INCOME AND CAPITAL CHANGES(a)
Fiscal period ended Oct. 31,                          2008         2007         2006         2005         2004
Net asset value, beginning of period                $12.06        $9.72        $7.70        $6.62        $5.91
--------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                           .18(b)       .09(b)       .09          .05          .04
Net gains (losses) (both realized and
 unrealized)                                         (5.46)        2.39         1.93         1.07          .71
--------------------------------------------------------------------------------------------------------------
Total from investment operations                     (5.28)        2.48         2.02         1.12          .75
--------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                  (.10)        (.14)          --         (.04)        (.04)
--------------------------------------------------------------------------------------------------------------
Net asset value, end of period                       $6.68       $12.06        $9.72        $7.70        $6.62
--------------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)                $--          $--           $1          $--          $31
--------------------------------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(c),(d)                         1.26%        1.18%        1.29%        1.33%        1.36%
--------------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(d),(e),(f)                     1.01%        1.18%        1.29%        1.33%        1.36%
--------------------------------------------------------------------------------------------------------------
Net investment income (loss)                         1.77%         .85%        1.02%        1.04%         .61%
--------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                78%          84%          79%          93%          98%
--------------------------------------------------------------------------------------------------------------
Total return                                       (44.08%)      25.85%       26.23%       16.92%       12.79%
--------------------------------------------------------------------------------------------------------------


(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Per share amounts have been calculated using the average shares outstanding method.
(c) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances.
(d) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(e) The Investment Manager and its affiliates have agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment.
(f) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances. Earnings and bank fee credits for the year ended Oct. 31, 2008 were less than 0.01% of average net assets.

The accompanying Notes to Financial Statements are an integral part of this statement.


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32  THREADNEEDLE INTERNATIONAL OPPORTUNITY FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------

CLASS R5


PER SHARE INCOME AND CAPITAL CHANGES(a)
Fiscal period ended Oct. 31,                          2008     2007(b)
Net asset value, beginning of period                $12.06       $10.08
--------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(c)                        .21          .11
Net gains (losses) (both realized and
 unrealized)                                         (5.49)        2.04
--------------------------------------------------------------------------------------------------------------
Total from investment operations                     (5.28)        2.15
--------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                  (.13)        (.17)
--------------------------------------------------------------------------------------------------------------
Net asset value, end of period                       $6.65       $12.06
--------------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)                $--          $--
--------------------------------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(d),(e)                         1.02%         .93%(f)
--------------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(e),(g),(h)                     1.02%         .93%(f)
--------------------------------------------------------------------------------------------------------------
Net investment income (loss)                         2.11%        1.12%(f)
--------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                78%          84%
--------------------------------------------------------------------------------------------------------------
Total return                                       (44.21%)      21.63%(i)
--------------------------------------------------------------------------------------------------------------


(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) For the period from Dec. 11, 2006 (inception date) to Oct. 31, 2007.
(c) Per share amounts have been calculated using the average shares outstanding method.
(d) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances.
(e) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(f) Adjusted to an annual basis.
(g) The Investment Manager and its affiliates have agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment.
(h) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances. Earnings and bank fee credits for the year ended Oct. 31, 2008 were less than 0.01% of average net assets.
(i) Not annualized.

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
           THREADNEEDLE INTERNATIONAL OPPORTUNITY FUND -- 2008 ANNUAL REPORT  33

NOTES TO FINANCIAL STATEMENTS --------------------------------------------------

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Threadneedle International Opportunity Fund (the Fund) (formerly RiverSource International Opportunity Fund) is a series of RiverSource International Series, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. RiverSource International Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the Board of Directors (the Board). The Fund invests primarily in equity securities of foreign issuers that are believed to offer strong growth potential.

The Fund offers Class A, Class B, Class C, Class I, Class R2, Class R3, Class R4 and Class R5 shares.

- Class A shares are sold with a front-end sales charge.

- Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth year of ownership.

- Class C shares may be subject to a CDSC.

- Class I, Class R2, Class R3, Class R4 and Class R5 shares are sold without a front-end sales charge or CDSC and are offered to qualifying institutional investors.

At Oct. 31, 2008, RiverSource Investments, LLC (RiverSource Investments or the Investment Manager) and the RiverSource affiliated funds-of-funds owned 100% of Class I shares and the Investment Manager owned 100% of Class R2, Class R3 and Class R5 shares.

All classes of shares have identical voting, dividend and liquidation rights. Class specific expenses (e.g., distribution and service fees, transfer agency fees, plan administration services fees) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

The Fund's significant accounting policies are summarized below:

USE OF ESTIMATES
Preparing financial statements that conform to U.S. generally accepted accounting principles requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.


--------------------------------------------------------------------------------
34  THREADNEEDLE INTERNATIONAL OPPORTUNITY FUND -- 2008 ANNUAL REPORT

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VALUATION OF SECURITIES
All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. When market quotes are not readily available, the pricing service, in determining fair values of debt securities, takes into consideration such factors as current quotations by broker/dealers, coupon, maturity, quality, type of issue, trading characteristics, and other yield and risk factors it deems relevant in determining valuations. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. The procedures adopted by the Board generally contemplate the use of fair valuation in the event that price quotations or valuations are not readily available, price quotations or valuations from other sources are not reflective of market value and thus deemed unreliable, or a significant event has occurred in relation to a security or class of securities (such as foreign securities) that is not reflected in price quotations or valuations from other sources. A fair value price is a good faith estimate of the value of a security at a given point in time.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange, including significant movements in the U.S. market after foreign exchanges have closed. Accordingly, in those situations, Ameriprise Financial, Inc. (Ameriprise Financial), parent company of the Investment Manager, as administrator to the Fund, will fair value foreign securities pursuant to procedures adopted by the Board, including utilizing a third party pricing service to determine these fair values. These procedures take into account multiple factors, including movements in the U.S. securities markets, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange.

Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost, which approximates fair value.

OPTION TRANSACTIONS
To produce incremental earnings, protect gains, and facilitate buying and selling of securities for investments, the Fund may buy and write options traded on any

--------------------------------------------------------------------------------
           THREADNEEDLE INTERNATIONAL OPPORTUNITY FUND -- 2008 ANNUAL REPORT  35

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------

U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. Cash collateral may be collected by the Fund to secure certain over-the-counter options (OTC options) trades. Cash collateral held by the Fund for such option trades must be returned to the counterparty upon closure, exercise or expiration of the contract. The Fund also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. Option contracts, including OTC option contracts, with no readily available market value are valued using quotations obtained form independent brokers as of the close of the New York Stock Exchange. The Fund will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid. At Oct. 31, 2008, and for the year then ended, the Fund had no outstanding option contracts.

FUTURES TRANSACTIONS
To gain exposure to or protect itself from market changes, the Fund may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Fund also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Futures and options on futures are valued daily based upon the last sale price at the close of market on the principal exchange on which they are traded. Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund

--------------------------------------------------------------------------------
36  THREADNEEDLE INTERNATIONAL OPPORTUNITY FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------



recognizes a realized gain or loss when the contract is closed or expires. At Oct. 31, 2008, the Fund had no outstanding futures contracts.

FOREIGN CURRENCY TRANSLATIONS AND FORWARD FOREIGN CURRENCY CONTRACTS
Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the Statement of Operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes. At Oct. 31, 2008, foreign currency holdings consisted of multiple denominations.

The Fund may enter into forward foreign currency contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the counterparty will not complete its contract obligations.

GUARANTEES AND INDEMNIFICATIONS
Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

FEDERAL TAXES
The Fund's policy is to comply with Subchapter M of the Internal Revenue Code that applies to regulated investment companies and to distribute substantially all of its taxable income to shareholders. No provision for income or excise taxes is thus required.

Financial Accounting Standards Board (FASB) Interpretation 48 (FIN 48), "Accounting for Uncertainty in Income Taxes," clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement 109,

--------------------------------------------------------------------------------
           THREADNEEDLE INTERNATIONAL OPPORTUNITY FUND -- 2008 ANNUAL REPORT  37

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------


"Accounting for Income Taxes." FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Generally, the tax authorities can examine all the tax returns filed for the last three years.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of foreign currency transactions, passive foreign investment company (PFIC) holdings and losses deferred due to wash sales. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

On the Statement of Assets and Liabilities, as a result of permanent book-to-tax differences, undistributed net investment income has been decreased by $39,727 and accumulated net realized loss has been decreased by $39,727.

The tax character of distributions paid for the years indicated is as follows:

YEAR ENDED OCT. 31,                          2008       2007(*)
-----------------------------------------------------------------
CLASS A
Distributions paid from:
    Ordinary income....................   $3,580,745   $5,792,143
    Long-term capital gain.............           --           --
CLASS B
Distributions paid from:
    Ordinary income....................           --      328,653
    Long-term capital gain.............           --           --
CLASS C
Distributions paid from:
    Ordinary income....................        2,207       20,000
    Long-term capital gain.............           --           --
CLASS I
Distributions paid from:
    Ordinary income....................    1,475,608    1,860,370
    Long-term capital gain.............           --           --


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38  THREADNEEDLE INTERNATIONAL OPPORTUNITY FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------


YEAR ENDED OCT. 31,                          2008       2007(*)
-----------------------------------------------------------------
CLASS R2
Distributions paid from:
    Ordinary income....................          $33          $82
    Long-term capital gain.............           --           --
CLASS R3
Distributions paid from:
    Ordinary income....................           46           82
    Long-term capital gain.............           --           --
CLASS R4
Distributions paid from:
    Ordinary income....................        4,181       12,305
    Long-term capital gain.............           --           --
CLASS R5
Distributions paid from:
    Ordinary income....................           63           83
    Long-term capital gain.............           --           --


* Class R2, Class R3 and Class R5 are for the period from Dec. 11, 2006 (inception date) to Oct. 31, 2007.

At Oct. 31, 2008, the components of distributable earnings on a tax basis are as follows:

Undistributed ordinary income.................  $   9,632,239
Undistributed accumulated long-term gain......  $          --
Accumulated realized loss.....................  $(246,866,293)
Unrealized appreciation (depreciation)........  $(126,610,718)


RECENT ACCOUNTING PRONOUNCEMENTS
In March 2008, the FASB issued Statement on Financial Accounting Standards No. 161 (SFAS "161"), "Disclosures about Derivative Instruments and Hedging Activities -- an amendment of FASB Statement No. 133," which requires enhanced disclosures about a fund's derivative and hedging activities. Funds are required to provide enhanced disclosures about (a) how and why a fund uses derivative instruments, (b) how derivative instruments and related hedged items are accounted for under SFAS 133 and its related interpretations, and (c) how derivative instruments and related hedged items affect a fund's financial position, financial performance, and cash flows. SFAS 161 is effective for financial statements issued for periods beginning after Nov. 15, 2008. As of Oct. 31, 2008, management does not believe the adoption of SFAS 161 will impact the financial statement amounts; however, additional footnote disclosures may be required about the use of derivative instruments and hedging items.


--------------------------------------------------------------------------------
           THREADNEEDLE INTERNATIONAL OPPORTUNITY FUND -- 2008 ANNUAL REPORT  39

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------

On Sept. 20, 2006, the FASB released Statement of Financial Accounting Standards No. 157 "Fair Value Measurements" (SFAS 157). SFAS 157 establishes an authoritative definition of fair value, sets out a hierarchy for measuring fair value, and requires additional disclosures about the inputs used to develop the measurements of fair value and the effect of certain measurements reported in the Statement of Operations for a fiscal period. The application of SFAS 157 will be effective for the Fund's fiscal year beginning Nov. 1, 2008. The adoption of SFAS 157 is not anticipated to have a material impact on the Fund's financial statements; however, additional disclosures will be required about the inputs used to develop the measurements of fair value and the effect of certain measurements reported in the Statement of Operations for a fiscal period.

DIVIDENDS TO SHAREHOLDERS
An annual dividend from net investment income, declared and paid at the end of the calendar year, when available, is reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the income dividend.

OTHER
Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities. Interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

2. EXPENSES AND SALES CHARGES

INVESTMENT MANAGEMENT SERVICES FEES
Under an Investment Management Services Agreement, the Investment Manager determines which securities will be purchased, held or sold. The management fee is a percentage of the Fund's average daily net assets that declines from 0.80% to 0.57% annually as the Fund's assets increase. The fee may be adjusted upward or downward by a performance incentive adjustment determined monthly by measuring the percentage difference over a rolling 12-month period between the performance of one Class A share of the Fund and the annualized performance of the Lipper International Large-Cap Core Funds Index. In certain circumstances, the Board may approve a change in the index. The maximum adjustment is 0.12% per year. If the performance difference is less than 0.50%, the adjustment will be zero. The adjustment increased the management fee by $119,014 for the year ended Oct. 31, 2008. The management fee for the year ended Oct. 31, 2008 was 0.80% of the Fund's average daily net assets, including the adjustment under the terms of the performance incentive arrangement.


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40  THREADNEEDLE INTERNATIONAL OPPORTUNITY FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------


SUBADVISORY AGREEMENT
The Investment Manager has a Subadvisory Agreement with Threadneedle International Limited (Threadneedle), an affiliate of the Investment Manager and an indirect wholly-owned subsidiary of Ameriprise Financial, to subadvise the asset of the Fund. The Investment Manager contracts with and compensates Threadneedle to manage the investment of the Fund's assets.

ADMINISTRATIVE SERVICES FEES
Under an Administrative Services Agreement, the Fund pays Ameriprise Financial a fee for administration and accounting services at a percentage of the Fund's average daily net assets that declines from 0.08% to 0.05% annually as the Fund's assets increase. The fee for the year ended Oct. 31, 2008 was 0.08% of the Fund's average daily net assets.

OTHER FEES
Other expenses are for, among other things, certain expenses of the Fund or the Board including: Fund boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. Payment of these Fund and Board expenses is facilitated by a company providing limited administrative services to the Fund and the Board. For the year ended Oct. 31, 2008, other expenses paid to this company were $3,057.

COMPENSATION OF BOARD MEMBERS
Compensation of Board members includes, for a former Board Chair, compensation as well as retirement benefits. Certain other aspects of a former Board Chair's compensation, including health benefits and payment of certain other expenses, are included under other expenses.

Under a Deferred Compensation Plan (the Plan), non-interested board members may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or other RiverSource funds. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

TRANSFER AGENCY FEES
Under a Transfer Agency Agreement, RiverSource Service Corporation (the Transfer Agent) maintains shareholder accounts and records. The Fund pays the Transfer Agent an annual account-based fee at a rate equal to $19.50 for Class A, $20.50 for Class B and $20.00 for Class C for this service. The Fund also pays the Transfer Agent an annual asset-based fee at a rate of 0.05% of the Fund's average daily net assets attributable to Class R2, Class R3, Class R4 and Class R5 shares.


--------------------------------------------------------------------------------
           THREADNEEDLE INTERNATIONAL OPPORTUNITY FUND -- 2008 ANNUAL REPORT  41

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------

The Transfer Agent charges an annual fee of $5 per inactive account, charged on a pro rata basis for 12 months from the date the account becomes inactive. These fees are included in the transfer agency fees on the Statement of Operations.

PLAN ADMINISTRATION SERVICES FEES
Under a Plan Administration Services Agreement with the Transfer Agent, the Fund pays an annual fee at a rate of 0.25% of the Fund's average daily net assets attributable to Class R2, Class R3 and Class R4 shares for the provision of various administrative, recordkeeping, communication and educational services.

DISTRIBUTION FEES
The Fund has an agreement with RiverSource Distributors, Inc. (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate of up to 0.25% of the Fund's average daily net assets attributable to Class A and Class R3 shares, a fee at an annual rate of up to 0.50% of the Fund's average daily net assets attributable to Class R2 shares and a fee at an annual rate of up to 1.00% of the Fund's average daily net assets attributable to Class B and Class C shares. For Class B and Class C shares, up to 0.75% of the fee is reimbursed for distribution expenses.

The amount of distribution expenses incurred by the Distributor and not yet reimbursed ("unreimbursed expense") was approximately $968,000 and $26,000 for Class B and Class C shares, respectively. These amounts are based on the most recent information available as of Oct. 31, 2008, and may be recovered from future payments under the distribution plan or CDSC. To the extent the unreimbursed expense has been fully recovered, the distribution fee is reduced.

SALES CHARGES
Sales charges received by the Distributor for distributing Fund shares were $289,246 for Class A, $30,296 for Class B and $308 for Class C for the year ended Oct. 31, 2008.

EXPENSES WAIVED/REIMBURSED BY THE INVESTMENT MANAGER AND ITS AFFILIATES
For the year ended Oct. 31, 2008, the Investment Manager and its affiliates waived/reimbursed certain fees and expenses such that net expenses (excluding fees and expenses of acquired funds*), including the adjustment under the terms of a performance incentive arrangement, were as follows:

Class R2............................................  1.52%
Class R3............................................  1.27
Class R4............................................  1.01




--------------------------------------------------------------------------------
42  THREADNEEDLE INTERNATIONAL OPPORTUNITY FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------


The waived/reimbursed fees and expenses for plan administration services fee at the class level were as follows:

Class R2...........................................  $ 12
Class R3...........................................    12
Class R4...........................................   730


The Investment Manager and its affiliates have contractually agreed to waive certain fees and expenses until Oct. 31, 2009, unless sooner terminated at the discretion of the Board, such that net expenses (excluding fees and expenses of acquired funds*), before giving effect to any performance incentive adjustment, will not exceed the following percentage of the Fund's average daily net assets:

Class R4............................................  1.30%


* In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the funds in which it invests (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds). Because the acquired funds have varied expense and fee levels and the Fund may own different proportions of acquired funds at different times, the amount of fees and expenses incurred indirectly by the Fund will vary.

EARNINGS AND BANK FEE CREDITS
During the year ended Oct. 31, 2008, the Fund's custodian and transfer agency fees were reduced by $14,466 as a result of earnings and bank fee credits from overnight cash balances. The Fund pays custodian fees to Ameriprise Trust Company, a subsidiary of Ameriprise Financial.

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $450,532,975 and $515,292,634 respectively, for the year ended Oct. 31, 2008. Realized gains and losses are determined on an identified cost basis.

Income from securities lending amounted to $359,229 for the year ended Oct. 31, 2008. Expenses paid to the Investment Manager as securities lending agent were $3,007 for the year ended Oct. 31, 2008, which are included in other expenses on the Statement of Operations. The risks to the Fund of securities lending are that the borrower may not provide additional collateral when required or return the securities when due. At Oct. 31, 2008, the Fund had no securities out on loan.


--------------------------------------------------------------------------------
           THREADNEEDLE INTERNATIONAL OPPORTUNITY FUND -- 2008 ANNUAL REPORT  43

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the periods indicated are as follows:

                                       YEAR ENDED OCT. 31, 2008
                                   ISSUED FOR
                                   REINVESTED                        NET
                         SOLD    DISTRIBUTIONS    REDEEMED   INCREASE (DECREASE)
--------------------------------------------------------------------------------
Class A               4,839,962     327,622     (10,996,114)      (5,828,530)
Class B                 630,719          --      (2,718,869)      (2,088,150)
Class C                  82,839         210        (112,214)         (29,165)
Class I               1,520,622     136,865      (1,545,670)         111,817
Class R4                  5,794         383         (20,555)         (14,378)
--------------------------------------------------------------------------------


                                       YEAR ENDED OCT. 31, 2007
                                   ISSUED FOR
                                   REINVESTED                        NET
                         SOLD    DISTRIBUTIONS    REDEEMED   INCREASE (DECREASE)
--------------------------------------------------------------------------------
Class A               5,530,222     574,984     (10,852,840)      (4,747,634)
Class B               1,012,580      33,436      (3,087,188)      (2,041,172)
Class C                  55,669       2,057         (84,352)         (26,626)
Class I               1,504,670     186,947      (1,675,015)          16,602
Class R2*                   496          --              --              496
Class R3*                   496          --              --              496
Class R4                 19,941       1,224         (65,438)         (44,273)
Class R5*                   496          --              --              496
--------------------------------------------------------------------------------


*   For the period from Dec. 11, 2006 (inception date) to Oct. 31, 2007.

5. AFFILIATED MONEY MARKET FUND

The Fund may invest its daily cash balance in RiverSource Short-Term Cash Fund, a money market fund established for the exclusive use of the RiverSource funds and other institutional clients of RiverSource Investments. The cost of the Fund's purchases and proceeds from sales of shares of the RiverSource Short-Term Cash Fund aggregated $270,934,515 and $276,499,409, respectively, for the year ended Oct. 31, 2008. The income distributions received with respect to the Fund's investment in RiverSource Short-Term Cash Fund can be found on the Statement of Operations and the Fund's invested balance in RiverSource Short-Term Cash Fund at Oct. 31, 2008, can be found in the Portfolio of Investments.

6. BANK BORROWINGS

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A. (JPMCB), whereby the Fund may borrow for

--------------------------------------------------------------------------------
44  THREADNEEDLE INTERNATIONAL OPPORTUNITY FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------



the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility became effective on Oct. 16, 2008, replacing a prior credit facility. The credit facility agreement, which is a collective agreement between the Fund and certain other RiverSource funds, severally and not jointly, permits collective borrowings up to $475 million. The borrowers shall have the right, upon written notice to the Administrative Agent to request an increase of up to $175 million in the aggregate amount of the credit facility from new or existing lenders, provided that the aggregate amount of the credit facility shall at no time exceed $650 million. Participation in such increase by any existing lender shall be at such lender's sole discretion. Interest is charged to each Fund based on its borrowings at a rate equal to the federal funds rate plus 0.75%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.06% per annum, in addition to an upfront fee equal to its pro rata share of 0.02% of the amount of the credit facility. The Fund had no borrowings during the year ended Oct. 31, 2008.

Under the prior credit facility which was effective until Oct. 15, 2008, the Fund had entered into a revolving credit facility with a syndicate of banks headed by JPMorgan Chase Bank, N.A. (JPMCB), whereby the Fund was permitted to borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, which was a collective agreement between the Fund and certain other RiverSource funds, severally and not jointly, permitted collective borrowings up to $500 million. Interest was charged to each Fund based on its borrowings at a rate equal to the federal funds rate plus 0.30%. Each borrowing under the credit facility matured no later than 60 days after the date of borrowing. The Fund also paid a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.06% per annum.

7. CAPITAL LOSS CARRY-OVER

For federal income tax purposes, the Fund has a capital loss carry-over of $246,866,293 at Oct. 31, 2008. that if not offset by capital gains will expire as follows:

    2009            2010           2011           2016
$137,301,860    $59,231,998    $38,262,972    $12,069,463


It is unlikely the Board will authorize a distribution of any net realized capital gains until the available capital loss carry-over has been offset or expires.


--------------------------------------------------------------------------------
           THREADNEEDLE INTERNATIONAL OPPORTUNITY FUND -- 2008 ANNUAL REPORT  45

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------

8. RISKS RELATING TO CERTAIN INVESTMENTS

FOREIGN/EMERGING MARKETS RISK
Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities. Investing in emerging markets may accentuate these risks.

9. INFORMATION REGARDING PENDING AND SETTLED LEGAL PROCEEDINGS

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc., was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company mutual funds and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota. In response to defendants' motion to dismiss the complaint, the Court dismissed one of plaintiffs' four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants' favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals on August 8, 2007.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its

--------------------------------------------------------------------------------
46  THREADNEEDLE INTERNATIONAL OPPORTUNITY FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------



affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the RiverSource Funds' Boards of Directors/Trustees.

On November 7, 2008, RiverSource Investments, LLC, a subsidiary of Ameriprise Financial, Inc., acquired J. & W. Seligman & Co., Inc. (Seligman). In late 2003, Seligman conducted an extensive internal review concerning mutual fund trading practices. Seligman's review, which covered the period 2001-2003, noted one arrangement that permitted frequent trading in certain open-end registered investment companies managed by Seligman (the Seligman Funds); this arrangement was in the process of being closed down by Seligman before September 2003. Seligman identified three other arrangements that permitted frequent trading, all of which had been terminated by September 2002. In January 2004, Seligman, on a voluntary basis, publicly disclosed these four arrangements to its clients and to shareholders of the Seligman Funds. Seligman also provided information concerning mutual fund trading practices to the SEC and the Office of the Attorney General of the State of New York (NYAG). In September 2005, the New York staff of the SEC indicated that it was considering recommending to the Commissioners of the SEC the instituting of a formal action against Seligman and the distributor of the Seligman Funds, Seligman Advisors, Inc., relating to frequent trading in the Seligman Funds. Seligman responded to the staff in October 2005 that it believed that any action would be both inappropriate and unnecessary, especially in light of the fact that Seligman had previously resolved the underlying issue with the Independent Directors of the Seligman Funds and made recompense to the affected Seligman Funds.

In September 2006, the NYAG commenced a civil action in New York State Supreme Court against Seligman, Seligman Advisors, Inc., Seligman Data Corp. (transfer agent for the Seligman Funds) and Brian T. Zino (collectively, the Seligman Parties), alleging, in substance, that, in addition to the four arrangements noted above, the Seligman Parties permitted other persons to engage in frequent trading and, as a result, the prospectus disclosure used by the registered investment companies managed by Seligman is and has been misleading. The NYAG included other related claims and also claimed that the fees charged by Seligman to the Seligman Funds were excessive. The NYAG is seeking damages of at least $80 million and restitution, disgorgement, penalties and costs and injunctive relief. The Seligman Parties answered the complaint in December 2006 and believe that the claims are without merit. Any resolution of these matters may include the relief noted above or other sanctions or changes in procedures. Any damages would be paid by Seligman and not by the Seligman Funds. If the NYAG obtains injunctive relief, Seligman and its affiliates could, in the absence of the SEC in its discretion granting exemptive relief, be enjoined

--------------------------------------------------------------------------------
           THREADNEEDLE INTERNATIONAL OPPORTUNITY FUND -- 2008 ANNUAL REPORT  47

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------


from providing advisory and underwriting services to the Seligman Funds and other registered investment companies. Seligman does not believe that the foregoing legal action or other possible actions will have a material adverse impact on Seligman or its clients, including the Seligman Funds and other investment companies managed by it; however, there can be no assurance of this or that these matters and any related publicity will not affect demand for shares of the Seligman Funds and such other investment companies or have other adverse consequences.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

10. SUBSEQUENT EVENT

Effective Dec. 15, 2008, the Fund will pay custodian fees to JPMorgan Chase Bank, N.A. and, in addition, JPMorgan Chase Bank, N.A. will serve as the securities lending agent for the Fund.


--------------------------------------------------------------------------------
48  THREADNEEDLE INTERNATIONAL OPPORTUNITY FUND -- 2008 ANNUAL REPORT

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ------------------------

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF
THREADNEEDLE INTERNATIONAL OPPORTUNITY FUND:


We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Threadneedle International Opportunity Fund (the Fund), formerly the RiverSource International Opportunity Fund, (one of the portfolios constituting the RiverSource International Series, Inc.) as of October 31, 2008, and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of the Fund for the periods presented through October 31, 2006, were audited by other auditors whose report dated December 20, 2006, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2008, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.


--------------------------------------------------------------------------------
           THREADNEEDLE INTERNATIONAL OPPORTUNITY FUND -- 2008 ANNUAL REPORT  49

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM (continued) ------------

In our opinion, the financial statements and financial highlights audited by us as referred to above present fairly, in all material respects, the financial position of Threadneedle International Opportunity Fund of the RiverSource International Series, Inc. at October 31, 2008, the results of its operations for the year then ended, and changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with U.S. generally accepted accounting principles.

                                                           /s/ Ernst & Young LLP
Minneapolis, Minnesota
December 19, 2008


--------------------------------------------------------------------------------
50  THREADNEEDLE INTERNATIONAL OPPORTUNITY FUND -- 2008 ANNUAL REPORT

FEDERAL INCOME TAX INFORMATION -------------------------------------------------
(UNAUDITED)

The Fund is required by the Internal Revenue Code of 1986 to tell its shareholders about the tax treatment of the dividends it pays during its fiscal year. The dividends listed below are reported to you on Form 1099-DIV, Dividends and Distributions. Shareholders should consult a tax advisor on how to report distributions for state and local tax purposes.

Fiscal year ended Oct. 31, 2008

INCOME DISTRIBUTIONS -- the Fund designates the following tax attributes for distributions:
    Qualified Dividend Income for individuals                           100%
    Dividends Received Deduction for corporations                      0.00%
    U.S. Government Obligations                                        0.00%



The Fund also designates as distributions of long-term gains, to the extent necessary to fully distribute such capital gains, earnings and profits distributed to shareholders on the redemption of shares.


--------------------------------------------------------------------------------
           THREADNEEDLE INTERNATIONAL OPPORTUNITY FUND -- 2008 ANNUAL REPORT  51

BOARD MEMBERS AND OFFICERS -----------------------------------------------------

Shareholders elect a Board that oversees the Fund's operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following is a list of the Fund's Board members. The RiverSource complex of funds that each Board member oversees consists of 162 funds, which includes 104 RiverSource funds and 58 Seligman funds. Board members serve until the next regular shareholders' meeting or until he or she reaches the mandatory retirement age established by the Board. Under the current Board policy, members may serve until the end of the meeting following their 75th birthday, or the fifteenth anniversary of the first Board meeting they attended as members of the Board, whichever occurs first. This policy does not apply to Ms. Jones who may retire after her 75th birthday.

INDEPENDENT BOARD MEMBERS

NAME,                      POSITION HELD
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION                                     OTHER
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS                                   DIRECTORSHIPS
------------------------------------------------------------------------------------------------------------------------------
Kathleen Blatz             Board member since    Chief Justice, Minnesota Supreme Court, 1998-2006;       None
901 S. Marquette Ave.      2006                  Attorney
Minneapolis, MN 55402
Age 54
------------------------------------------------------------------------------------------------------------------------------

Arne H. Carlson            Board member since    Chair, RiverSource Funds, 1999-2006; former Governor of  None
901 S. Marquette Ave.      1999                  Minnesota
Minneapolis, MN 55402
Age 74
------------------------------------------------------------------------------------------------------------------------------

Pamela G. Carlton          Board member since    President, Springboard -- Partners in Cross Cultural     None
901 S. Marquette Ave.      2007                  Leadership (consulting company)
Minneapolis, MN 55402
Age 54
------------------------------------------------------------------------------------------------------------------------------

Patricia M. Flynn          Board member since    Trustee Professor of Economics and Management, Bentley   None
901 S. Marquette Ave.      2004                  College; former Dean, McCallum Graduate School of
Minneapolis, MN 55402                            Business, Bentley College
Age 58
------------------------------------------------------------------------------------------------------------------------------

Anne P. Jones              Board member since    Attorney and Consultant                                  None
901 S. Marquette Ave.      1985
Minneapolis, MN 55402
Age 73
------------------------------------------------------------------------------------------------------------------------------

Jeffrey Laikind, CFA       Board member since    Former Managing Director, Shikiar Asset Management       American Progressive
901 S. Marquette Ave.      2005                                                                           Insurance
Minneapolis, MN 55402
Age 73
------------------------------------------------------------------------------------------------------------------------------

Stephen R. Lewis, Jr.      Chair of the Board    President Emeritus and Professor of Economics, Carleton  Valmont Industries,
901 S. Marquette Ave.      since 2007,           College                                                  Inc. (manufactures
Minneapolis, MN 55402      Board member since                                                             irrigation systems)
Age 69                     2002
------------------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
52  THREADNEEDLE INTERNATIONAL OPPORTUNITY FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------

NAME,                      POSITION HELD
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION                                     OTHER
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS                                   DIRECTORSHIPS
------------------------------------------------------------------------------------------------------------------------------
John F. Maher              Board member since    Retired President and Chief Executive Officer and        None
901 S. Marquette Ave.      2008                  former Director, Great Western Financial Corporation
Minneapolis, MN 55402                            (bank holding company) and its principal subsidiary,
Age 64                                           Great Western Bank (federal savings bank)
------------------------------------------------------------------------------------------------------------------------------

Catherine James Paglia     Board member since    Director, Enterprise Asset Management, Inc. (private     None
901 S. Marquette Ave.      2004                  real estate and asset management company)
Minneapolis, MN 55402
Age 56
------------------------------------------------------------------------------------------------------------------------------

Leroy C. Richie            Board member since    Counsel, Lewis & Munday, P.C.; Director, Vibration       Lead Outside
901 S. Marquette Ave.      2008                  Control Technologies, LLC (auto vibration technology);   Director, Digital
Minneapolis, MN 55402                            Director and Chairman, Highland Park Michigan Economic   Ally, Inc. (digital
Age 66                                           Development Corp; and Chairman, Detroit Public Schools   imaging); and
                                                 Foundation. Formerly, Chairman and Chief Executive       Infinity, Inc. (oil
                                                 Officer, Q Standards Worldwide, Inc. (library of         and gas exploration
                                                 technical standards); Director, Kerr-McGee Corporation   and production);
                                                 (diversified energy and chemical company); Trustee, New  Director, OGE Energy
                                                 York University Law Center Foundation; Vice Chairman,    Corp. (energy and
                                                 Detroit Medical Center and Detroit Economic Growth       energy services
                                                 Corp.                                                    provider offering
                                                                                                          physical delivery
                                                                                                          and related services
                                                                                                          for both electricity
                                                                                                          and natural gas)
------------------------------------------------------------------------------------------------------------------------------
Alison Taunton-Rigby       Board member since    Chief Executive Officer and Director, RiboNovix, Inc.    Idera
901 S. Marquette Ave.      2002                  since 2003 (biotechnology); former President, Forester   Pharmaceutical, Inc.
Minneapolis, MN 55402                            Biotech                                                  (biotechnology);
Age 64                                                                                                    Healthways, Inc.
                                                                                                          (health management
                                                                                                          programs)
------------------------------------------------------------------------------------------------------------------------------





--------------------------------------------------------------------------------
           THREADNEEDLE INTERNATIONAL OPPORTUNITY FUND -- 2008 ANNUAL REPORT  53

BOARD MEMBERS AND OFFICERS (continued) -----------------------------------------

BOARD MEMBER AFFILIATED WITH RIVERSOURCE INVESTMENTS*


NAME,                      POSITION HELD
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION                                     OTHER
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS                                   DIRECTORSHIPS
------------------------------------------------------------------------------------------------------------------------------
William F. Truscott        Board member since    President -- U.S. Asset Management and Chief Investment  None
53600 Ameriprise           2001,                 Officer, Ameriprise Financial, Inc. and President,
Financial Center           Vice President since  Chairman of the Board and Chief Investment Officer,
Minneapolis, MN 55474      2002                  RiverSource Investments, LLC since 2005; Director,
Age 48                                           President and Chief Executive Officer, Ameriprise
                                                 Certificate Company and Chairman of the Board, Chief
                                                 Executive Officer and President, RiverSource
                                                 Distributors, Inc. since 2006; Senior Vice
                                                 President -- Chief Investment Officer, Ameriprise
                                                 Financial, Inc. and Chairman of the Board and Chief
                                                 Investment Officer, RiverSource Investments, LLC, 2001-
                                                 2005
------------------------------------------------------------------------------------------------------------------------------


* Interested person by reason of being an officer, director, security holder and/or employee of RiverSource Investments.

The SAI has additional information about the Fund's Board members and is available, without charge, upon request by calling RiverSource Funds at (888) 791-3380; contacting your financial institution; or visiting riversource.com/funds.


--------------------------------------------------------------------------------
54  THREADNEEDLE INTERNATIONAL OPPORTUNITY FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Vice President, the Fund's other officers are:

FUND OFFICERS


NAME,                      POSITION HELD
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS
--------------------------------------------------------------------------------------------------------
Patrick T. Bannigan        President since 2006  Director and Senior Vice President -- Asset Management,
172 Ameriprise Financial                         Products and Marketing, RiverSource Investments, LLC
Center                                           since 2006; Director and Vice President -- Asset
Minneapolis, MN 55474                            Management, Products and Marketing, RiverSource
Age 43                                           Distributors, Inc. since 2006; Managing Director and
                                                 Global Head of Product, Morgan Stanley Investment
                                                 Management, 2004-2006; President, Touchstone
                                                 Investments, 2002-2004
--------------------------------------------------------------------------------------------------------

Michelle M. Keeley         Vice President since  Executive Vice President -- Equity and Fixed Income,
172 Ameriprise Financial   2004                  Ameriprise Financial, Inc. and RiverSource Investments,
Center                                           LLC since 2006; Vice President -- Investments,
Minneapolis, MN 55474                            Ameriprise Certificate Company since 2003; Senior Vice
Age 44                                           President -- Fixed Income, Ameriprise Financial, Inc.,
                                                 2002-2006 and RiverSource Investments, LLC, 2004-2006
--------------------------------------------------------------------------------------------------------

Amy K. Johnson             Vice President since  Vice President -- Asset Management and Trust Company
5228 Ameriprise Financial  2006                  Services, RiverSource Investments, LLC since 2006; Vice
Center Minneapolis, MN                           President -- Operations and Compliance, RiverSource
55474                                            Investments, LLC, 2004-2006; Director of Product
Age 43                                           Development -- Mutual Funds, Ameriprise Financial,
                                                 Inc., 2001-2004
--------------------------------------------------------------------------------------------------------

Jeffrey P. Fox             Treasurer since 2002  Vice President -- Investment Accounting, Ameriprise
105 Ameriprise Financial                         Financial, Inc. since 2002; Chief Financial Officer,
Center                                           RiverSource Distributors, Inc. since 2006
Minneapolis, MN 55474
Age 53
--------------------------------------------------------------------------------------------------------

Scott R. Plummer           Vice President,       Vice President and Chief Counsel -- Asset Management,
5228 Ameriprise Financial  General Counsel and   Ameriprise Financial, Inc. since 2005; Chief Counsel,
Center                     Secretary since 2006  RiverSource Distributors, Inc. and Chief Legal Officer
Minneapolis, MN 55474                            and Assistant Secretary, RiverSource Investments, LLC
Age 49                                           since 2006; Vice President, General Counsel and
                                                 Secretary, Ameriprise Certificate Company since 2005;
                                                 Vice President -- Asset Management Compliance,
                                                 Ameriprise Financial, Inc., 2004-2005; Senior Vice
                                                 President and Chief Compliance Officer, USBancorp Asset
                                                 Management, 2002-2004
--------------------------------------------------------------------------------------------------------

Jennifer D. Lammers        Chief Compliance      U.S. Asset Management Chief Compliance Officer,
172 Ameriprise Financial   Officer since 2006    RiverSource Investments, LLC since 2006;
Center                                           Director -- Mutual Funds, Voyageur Asset Management,
Minneapolis, MN 55474                            2003-2006; Director of Finance, Voyageur Asset
Age 48                                           Management, 2000-2003
--------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
           THREADNEEDLE INTERNATIONAL OPPORTUNITY FUND -- 2008 ANNUAL REPORT  55

BOARD MEMBERS AND OFFICERS (continued) -----------------------------------------

NAME,                      POSITION HELD
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS
--------------------------------------------------------------------------------------------------------
Neysa M. Alecu             Money Laundering      Compliance Director and Anti-Money Laundering Officer,
2934 Ameriprise Financial  Prevention Officer    Ameriprise Financial, Inc. since 2004; Manager Anti-
Center                     since 2004            Money Laundering, Ameriprise Financial, Inc., 2003-
Minneapolis, MN 55474                            2004; Compliance Director and Bank Secrecy Act Officer,
Age 44                                           American Express Centurion Bank, 2000-2003
--------------------------------------------------------------------------------------------------------





--------------------------------------------------------------------------------
56  THREADNEEDLE INTERNATIONAL OPPORTUNITY FUND -- 2008 ANNUAL REPORT

PROXY VOTING -------------------------------------------------------------------

The policy of the Board is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling RiverSource Funds at (888) 791-3380; contacting your financial institution; visiting riversource.com/funds; or searching the website of the Securities and Exchange Commission (SEC) at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting riversource.com/funds; or searching the website of the SEC at www.sec.gov.


--------------------------------------------------------------------------------
           THREADNEEDLE INTERNATIONAL OPPORTUNITY FUND -- 2008 ANNUAL REPORT  57

THREADNEEDLE INTERNATIONAL OPPORTUNITY FUND
734 Ameriprise Financial Center
Minneapolis, MN 55474

RIVERSOURCE.COM/FUNDS


                           This report must be accompanied or preceded by the Fund's
                           current prospectus.
                           Threadneedle(R) mutual funds are distributed by RiverSource
                           Distributors, Inc., Member FINRA, managed by RiverSource
                           Investments, LLC, and subadvised by Threadneedle
                           International Limited. These companies are part of
                           Ameriprise Financial, Inc.
(THREADNEEDLE LOGO)        (C) 2008 RiverSource Distributors, Inc.                           S-6140 AG (12/08)

Item 2. (a) The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer and principal financial officer. A copy of the code of ethics is filed as an exhibit to this form N-CSR.

     (b) During the period covered by this report, there were not any amendments to the provisions of the code of ethics adopted in 2(a) above.

     (c) During the period covered by this report, there were not any implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a).

Item 3. The Registrant's board of directors has determined that independent directors Pamela G. Carlton, Jeffrey Laikind, John F. Maher and Anne P. Jones, each qualify as audit committee financial experts.

Item 4.  Principal Accountant Fees and Services

Fund - Related Fees

(a) Audit Fees. The fees for the year ended Oct. 31, to Ernst & Young LLP for professional services rendered for the audit of the annual financial statements for RiverSource International Series, Inc. were as follows:

                          2008 - $87,915   2007 - $82,950

(b) Audit - Related Fees. The fees for the year ended Oct. 31, to Ernst & Young LLP for additional professional services rendered in connection with the registrant's security count pursuant to Rule 17f-2 and the semiannual financial statement review for RiverSource International Series, Inc. were as follows:

                           2008 - $2,625   2007 - $2,385

(c) Tax Fees. The fees for the year ended Oct. 31, to Ernst & Young LLP for tax compliance related services for RiverSource International Series, Inc. were as follows:

                          2008 - $10,494   2007 - $ 9,900

(d) All Other Fees. The fees for the year ended Oct. 31, to Ernst & Young LLP for additional professional services rendered for RiverSource International Series, Inc. were as follows:

                               2008 - $0   2007 - $0

     (e) (1) Audit Committee Pre-Approval Policy. Pursuant to Sarbanes-Oxley pre-approval requirements, all services to be performed by Ernst & Young LLP for the registrant and to the registrant's investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant must be pre-approved by the audit committee.

(e) (2) 100% of the services performed for items (b) through (d) above during 2008 and 2007 were pre-approved by the audit committee.

(f)  Not applicable.

(g) Non-Audit Fees. The fees for the year ended Oct. 31, to Ernst & Young LLP by the registrant for non-audit fees and by the registrant's investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant were as follows:

                         2008 - $619,819   2007 - $595,865

(h) 100% of the services performed in item (g) above during 2008 and 2007 were pre-approved by the Ameriprise Financial Audit Committee and/or the RiverSource Mutual Funds Audit Committee.

Item 5. Audit Committee of Listed Registrants. Not applicable.

Item 6. The complete schedule of investments is included in Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable.

Item 9. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not applicable.

Item 10. Submission of matters to a vote of security holders. Not applicable.

Item 11. Controls and Procedures.

     (a) Based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant's Principal Financial

         Officer and Principal Executive Officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

         (b) There were no changes in the registrant's internal controls over financial reporting that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.

         (a)(1) Code of ethics as applies to the Registrant's principal executive officer and principal financial officer, as required to be disclosed under Item 2 of Form N-CSR, is attached as Ex. 99.CODE ETH.

         (a)(2) Separate certification for the Registrant's principal executive officer and principal financial officer, as required by
         Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached as EX.99.CERT.

         (a)(3) Not applicable.

         (b) A certification by the Registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(b) under the Investment Company Act of 1940, is attached as EX.99.906 CERT.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

RiverSource International Series, Inc.
(Registrant)


By /s/ Patrick T. Bannigan
   -----------------------------------------
   Patrick T. Bannigan
   President and Principal Executive Officer

Date December 31, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.


By /s/ Patrick T. Bannigan
   -----------------------------------------
   Patrick T. Bannigan
   President and Principal Executive Officer

Date December 31, 2008


By /s/ Jeffrey P. Fox
   -----------------------------------------
   Jeffrey P. Fox
   Treasurer and Principal Financial Officer

Date December 31, 2008